SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                                                                        --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /x/
                                                                       --

         Pre-Effective Amendment No. -----

         Post-Effective Amendment No.  70
                                     -----
                                     and/or
                                                                        --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /x/
                                                                       --

         Amendment No. 64
                      -----
           (Check appropriate box or boxes.)

COUNTRYWIDE INVESTMENT TRUST           FILE NO. 2-52242 and 811-2538
--------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

312 Walnut Street, 21st Floor, Cincinnati, Ohio        45202
---------------------------------------------------------------
(Address of Principal Executive Offices)              Zip Code

Registrant's Telephone Number, including Area Code    (513) 629-2000
                                                      --------------

Robert H. Leshner, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202
------------------------------------------------------------------------
               (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ /  immediately upon filing pursuant to paragraph(b)
/ /  on ____________ pursuant to paragraph (b)
/X/  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a) of Rule 485

                            CROSS REFERENCE SHEET
                            ----------------------
                                  FORM N-1A
                                  ----------

ITEM                     SECTION IN PROSPECTUS
----                     ---------------------
1....................... Cover Page
2....................... Risk/Return Summary, Investment Objective, Investment
                         Strategies and Related Risks
3....................... Risk/Return Summary: Fee Table
4....................... Investment Objectives, Investment Strategies and
                         Related Risks
5....................... None
6....................... Operation of the Fund
7....................... Calculation of Share Price and Public Offering Price,
                         How to Purchase Shares, How to Redeem Shares, Dividends
                         and Distributions, Taxes, Application
8....................... How to Purchase Shares, How to Redeem Shares, How to
                         Exchange Shares, Distribution Plan(s)
9....................... Financial Highlights

ITEM                     SECTION IN STATEMENT OF ADDITIONAL
----                     ----------------------------------
                              INFORMATION
                              -----------
10...................... Cover Page, Table of Contents
11...................... The Trust
12...................... The Trust, Quality Ratings of Fixed-Income Obligations,
                         Definitions, Policies and Risk Considerations,
                         Investment Limitations, Portfolio Turnover
13...................... Trustees and Officers
14...................... Principal Security Holders
15...................... The Investment Adviser and Underwriter,
                         Distribution Plans, Custodian, Accountants,
                         Transfer Agent, Securities Transactions
16...................... Securities Transactions
17...................... The Trust
18...................... Calculation of Share Price and Public Offering Price,
                         Other Purchase Information, Redemption in Kind
19...................... Taxes
20...................... The Investment Adviser and Underwriter
21...................... Historical Performance Information
22...................... Annual Report

                                                            Income







                                                             PROSPECTUS





    Short Term Government Income Fund


                                                             February 1, 2000



These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                                PROSPECTUS
                                                               February 1, 2000


                          COUNTRYWIDE INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                   800-543-0407

                        SHORT TERM GOVERNMENT INCOME FUND

-------------------------------------------------------------------------------
TABLE OF CONTENTS

RISK/RETURN SUMMARY ........................................... .
RISK/RETURN SUMMARY: FEE TABLE................................. .
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS....
HOW TO PURCHASE SHARES...........................................
HOW TO REDEEM SHARES.............................................
HOW TO EXCHANGE SHARES...........................................
DIVIDENDS AND DISTRIBUTIONS......................................
TAXES...................................................... .....
OPERATION OF THE FUND............................................
DISTRIBUTION PLAN ...............................................
CALCULATION OF SHARE PRICE ...................................
FINANCIAL HIGHLIGHTS.............................................

FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CONTACT YOUR BROKER OR CALL US AT THE ABOVE NUMBER.

RISK/RETURN SUMMARY
-------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks high current income, consistent with the protection of capital.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in short-term U.S. Government obligations which are backed by the full faith and credit of the U.S. Government. The Fund is a money market fund which seeks to maintain a constant share price of $1.00 per share.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's yield will fluctuate due to changes in interest rates. In general, the Fund's yield will decline when interest rates decline.

The Fund may invest in mortgage-backed U.S. Government obligations which are subject to the risk of prepayment. When interest rates decline, mortgage holders may prepay their mortgages and the Fund will have to reinvest its assets in lower-yielding obligations. This could cause the Fund's yield to decline.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year during the past ten years. The Fund's past performance is not necessarily an indication of its future performance.

(bar chart)

7.29%  5.44%  2.96%  2.25%  3.16%  4.89%  4.43%  4.61%  4.58%
1990   1991   1992   1993   1994   1995   1996   1997   1998   1999

During the period shown in the bar chart, the highest return for a quarter was ____% during the quarter ended _____________ and the lowest return for a quarter was ____% during the quarter ended ________.

For  information  on  the  Fund's  current  and  effective  7-day  yield,   call
1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999

                           One Year     Five Years    Ten Years

Short Term Government
  Income Fund

RISK/RETURN SUMMARY: FEE TABLE
-------------------------------
This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Load Imposed on Purchases......................................None
    Sales Load Imposed on Reinvested Dividends...........................None
    Redemption Fee.......................................................None*
    Exchange Fee.........................................................None
    Check Redemption Processing Fee (per check):
      First six checks per month.........................................None
      Additional checks per month.......................................$0.25

* You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

   Management Fees..................................................... .47%
   Distribution (12b-1) Fees........................................... .13%
   Other Expenses...................................................... .35%
                                                                        ----
   Total Annual Fund Operating Expenses................................ .95%
                                                                        ====
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year   3 Years   5 Years   10 Years
                                       ------   -------   -------   --------
                                        $ 97     $ 303     $ 525     $ 1,166

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
-------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks high current income, consistent with the protection of capital.

Although the Fund's investment objective may only be changed by approval of the Fund's shareholders, the Fund's policy of investing only in obligations which are backed by the full faith and credit of the U.S. Government may be changed by the Board of Trustees, without shareholder approval. You will be notified if this change occurs and you should then consider whether the Fund will continue to be an appropriate investment under your circumstances.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in short-term obligations which are issued by the U.S. Government or its agencies. The Fund will only invest in U.S. Government obligations which are backed by the full faith and credit of the U.S. Government, meaning that payment of principal and interest is guaranteed by the U.S. Treasury. The Fund may also enter into repurchase agreements which are collateralized by U.S. Government obligations backed by the full faith and credit of the U.S. Treasury.

     o U.S. Government Obligations include obligations directly issued by the U.S. Treasury, such as Treasury bills, Treasury notes, Treasury bonds and STRIPS (U.S. Treasuries that are issued without interest coupons). U.S. Government obligations also include securities issued by various agencies of the U.S. Government which are backed by the full faith and credit of the U.S. Treasury.

     o Repurchase Agreements are transactions where a financial institution agrees to sell a security to the Fund and commits to repurchase the security at an agreed upon price (including principal and interest) at an agreed upon date. The Fund will not enter into a repurchase agreement which does not terminate within 7 days if more than 10% of the Fund's net assets is invested in these securities and other illiquid securities.

The Fund is a money market fund and will use its best efforts to maintain a constant share price of $1.00 per share. However, there can be no assurance that the Fund will be able to do so on a continuing basis. The Fund will comply with the Securities and Exchange Commission's regulations for money market funds. These require the Fund to have a dollar-weighted average maturity of 90 days or less and to invest in obligations which mature in 13 months or less.

The Fund currently intends only to invest in securities which are allowable for Federal credit unions under federal law. If the Fund changes this policy and
invests in  securities  which are not  allowable  for Federal  credit   unions,
the  Fund  will  notify  all  Federal  credit  union shareholders.

PRINCIPAL RISK CONSIDERATIONS

INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

The Fund may invest in mortgage-backed U.S. Government obligations which may be prepaid earlier than scheduled during times of decreasing interest rates. The Fund may have to reinvest its assets in lower-yielding obligations, due to prepayments, which would cause the Fund's yield to decrease.

CREDIT RISK. Although the Fund will only purchase obligations which are backed by the full faith and credit of the U.S. Treasury, shares of the Fund are not guaranteed or backed by the U.S. Government. The Fund seeks to preserve the value of your investment at $1.00 per share, but it is possible to lose money by investing in the Fund.

HOW TO PURCHASE SHARES
----------------------

You may open an account in the Fund by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call
Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The different account options and minimum investment requirements are listed below.

ACCOUNT OPTIONS

Regular Accounts
----------------
The minimum amount required to open a regular account is $1,000. There are no minimum requirements for additional investments.

Accounts for Countrywide Affiliates
-----------------------------------
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for $50. There are no minimum requirements for additional investments.

Tax-Deferred Retirement Plans
-----------------------------
The minimum amount required to open a tax-deferred retirement plan is $250. There are no minimum requirements for additional investments. You may invest in one of the tax-deferred retirement plans described below if you meet the IRS qualifications for your plan.

     INDIVIDUAL  RETIREMENT  ACCOUNTS  ("IRAs").  An IRA is a  special  type  of
account  that  offers  tax   advantages.   You  should  consult  your  financial
professional to help decide which type of IRA is right for you.

   Traditional  IRA  -  Assets  grow   tax-deferred  and  contributions  may  be
deductible. Distributions are taxable in the year made.

   Spousal IRA - An IRA in the name of a non-working spouse by a working spouse.

   Roth IRA - An IRA with tax-free growth of assets and tax-free distributions, if certain conditions are met. Contributions are not deductible.

   Education IRA - An IRA with tax-free growth of assets and tax-free withdrawals for qualified higher education expenses.
Contributions are not deductible.

     KEOGH PLANS.  A tax-deferred plan for self-employed individuals.

     QUALIFIED PENSION AND PROFIT-SHARING PLANS FOR EMPLOYEES.
These include profit-sharing plans with a 401(k) provision.

     403(B)(7) CUSTODIAL ACCOUNTS. A tax-deferred account for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

INVESTMENT PLANS

Automatic Investment Plan
-------------------------
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and additional investments must be $50. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

Direct Deposit Plan
-------------------
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

Cash Sweep Program
------------------
Cash accumulations in accounts with financial institutions may be automatically invested in the Fund at the next determined net asset value ("NAV") on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institution for participating in this program.

                         MINIMUM INVESTMENT REQUIREMENTS

                                       Initial     Additional
Regular Accounts                        $1,000       None

Accounts for Countrywide Affiliates     $   50       None

Tax-Deferred Retirement Plans           $  250       None

Automatic Investment Plan               $   50       $ 50

Direct Deposit Plan                     $1,000       None

Cash Sweep Program                      $1,000       None

OPENING A NEW ACCOUNT
You may open an account directly with the Fund by following the steps outlined below.

1. Complete the Account Application included in this Prospectus.

2. Write a check for your initial investment to the "Short Term Government Income Fund."

3. Mail your completed Account Application and your investment check to the Transfer Agent or send your investment by wire and mail your completed Account Application to the Transfer Agent at the following address:

                         COUNTRYWIDE FUND SERVICES, INC.
                                  P.O. BOX 5354
                           CINCINNATI, OHIO 45201-5354

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above or by wire. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

POLICIES AND PROCEDURES. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o You may receive a dividend on the day you wire an investment if you notify the Transfer Agent of your wire by 12:30 p.m., Eastern time, on the same day of your wire. Your purchase will be priced based upon the NAV after a proper order is received.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o        Certificates for shares are not issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment amount or change the minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                         COUNTRYWIDE FUND SERVICES, INC.
                                  P.O. BOX 5354
                           CINCINNATI, OHIO 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account. IRA accounts may not be redeemed by telephone.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

BY CHECK. You may open a checking account with the Fund and redeem shares by check. The Transfer Agent will redeem the appropriate number of shares in your account to cover the amount of your check. Checks will be processed at the NAV on the day the check is presented to the Custodian for payment. Checks may be payable to anyone for any amount, but checks may not be certified. If you invest in the Fund through a cash sweep or similar program with a financial institution, you may not open a checking account with the Fund.

If the amount of your check is more than the value of the shares held in your account, the check will be returned. The Transfer Agent charges shareholders its costs for each check returned for insufficient funds and for each stop payment.

If you do not write more than six checks during a month, you will not be charged a fee for your checking account. If you write more than six checks during a month, you will be charged $.25 for each additional check written that month. However, there is no charge for any checks written by employees, shareholders and customers (including members of their immediate family) of Countrywide Credit Industries, Inc. or any of its affiliates.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

PROCESSING OF REDEMPTIONS

If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire.

Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption. You may be charged a contingent deferred sales load on the redeemed shares if you had exchanged your shares from another fund in the Countrywide Family of Funds which charges a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be submitted correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

REDEMPTION POLICIES AND PROCEDURES. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed or wired within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request). Redemption proceeds may be wired to you on the same day of your telephone request, if your request is properly made before 12:30 p.m., Eastern time.

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         o Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account (based on the amount of your investment, not on market fluctuations). If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds.

HOW TO EXCHANGE SHARES
----------------------

Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                           GROWTH & INCOME FUNDS
*Growth/Value Fund                      *Equity Fund
*Aggressive Growth Fund                 *Utility Fund

TAXABLE BOND FUNDS                     TAX-FREE BOND FUNDS
Adjustable Rate U.S. Government         *Tax-Free Intermediate Term
  Securities Fund                         Fund
*Intermediate Bond Fund                 *Ohio Insured Tax-Free Fund
*Intermediate Term Government Income
  Fund

TAXABLE MONEY MARKET FUNDS             TAX-FREE MONEY MARKET FUNDS
Short Term Government Income Fund        Tax-Free Money Fund
Institutional Government Income Fund     Ohio Tax-Free Money Fund
Money Market Fund                        California Tax-Free Money Fund
                                         Florida Tax-Free Money Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. An exchange will be treated as a sale of shares and any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

All of the Fund's net investment income is declared as a dividend to shareholders on each business day and paid monthly. Management will determine when to distribute any net realized short-term capital gains. The Fund does not expect to have any long-term capital gains, but if the Fund does realize such gains, it will distribute them at least once a year.

Your distributions will be automatically reinvested in additional shares unless you specifically indicate otherwise on your Account Application or notify the Transfer Agent. If you choose to receive your dividends in cash and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your dividends will automatically be reinvested in additional shares. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

TAXES
-----

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund, exchanges among the Countrywide Funds and the use of the Automatic Withdrawal Plan. and exchanges among the Countrywide Funds. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
----------------------

The Fund is a diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of The Western-Southern Life Insurance Company which provides life and health insurance, annuities, mutual funds, asset management and related financial services. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million; and .375% of such assets in excess of $250 million.

UNDERWRITER. The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund.

DISTRIBUTION PLAN
-----------------

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan of distribution (the "Plan") which permits the Fund to directly incur or reimburse the Adviser for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plan is .35% of the Fund's average daily net assets. Because distribution fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates. Distribution expenses paid by the Adviser which are not reimbursed by the Fund cannot be carried over from year to year.

CALCULATION OF SHARE PRICE
---------------------------

On each day that the Trust is open for business, the share price (NAV) of the Fund's shares is determined as of 12:30 p.m and 4:00 p.m. Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The Fund's NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing its securities on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of 13 months or less and invests only in securities which meet the Fund's quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable NAV per share. However, there is no assurance that the Fund will be able to do so.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and Annual Report, which is available upon request.

                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------------------------------
                                                        1999               1998            1997              1996            1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year            $        1.00       $       1.00     $      1.00     $        1.00     $      1.00
                                               -------------------------------------------------------------------------------------
Net investment income                                   0.040              0.046           0.044             0.044           0.046

Dividends from net investment income                   (0.040)            (0.046)         (0.044)           (0.044)         (0.046)
                                               =====================================================================================
Net asset value at end of year                  $        1.00       $       1.00     $      1.00     $        1.00     $      1.00

Total return                                             4.02%              4.74%           4.53%             4.51%           4.69%
                                               =====================================================================================
Net assets at end of year (000's)               $     110,060       $    102,481     $    96,797     $      91,439     $    87,141
                                               =====================================================================================
Ratio of net expenses to
   average net assets(A)                                  0.95%              0.91%           0.97%             0.99%           0.99%

Ratio of net investment income to
   average net assets                                     3.95%              4.63%           4.43%             4.42%           4.59%

(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.94% for the year ended September 30, 1998.

                                                                      ACCOUNT NO. 0 - ____________________________
                                                                                         (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
                                                                      Home Office Address:____________________________
                                                                      Branch Address:_________________________________
SHORT TERM GOVERNMENT INCOME FUND                                     Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Investment Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust,
Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not
employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that
(1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Tax-Free
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE INVESTMENT TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Short Term Government Income Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatice investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

BOARD OF TRUSTEES
William O. Coleman
Phillip R. Cox
H. Jerome Lerner
Robert H. Leshner
Jill T. McGruder
Oscar P. Robertson
Nelson Schwab, Jr.
Robert E. Stautberg
Joseph S. Stern, Jr.

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to:
Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-2538

                                                     Income







                                                     PROSPECTUS




Intermediate Term Government Income Fund


                                                     February 1, 2000




These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                              PROSPECTUS
                                                              February 1, 2000


                          COUNTRYWIDE INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                 800-543-0407

                    INTERMEDIATE TERM GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
TABLE OF CONTENTS

RISK/RETURN SUMMARY ...........................................
RISK/RETURN SUMMARY: FEE TABLE.................................
INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS.
HOW TO PURCHASE SHARES.........................................
HOW TO REDEEM SHARES...........................................
HOW TO EXCHANGE SHARES.........................................
DIVIDENDS AND DISTRIBUTIONS....................................
TAXES...................................................... ...
OPERATION OF THE FUND..........................................
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........
FINANCIAL HIGHLIGHTS...........................................

FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CONTACT YOUR BROKER OR CALL US AT THE ABOVE NUMBER.

RISK/RETURN SUMMARY
-------------------

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?

The Fund seeks high current income, consistent with protection of capital. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in intermediate-term U.S. Government obligations, including mortgage-backed U.S. Government obligations, maturing within 20 years or less. Under normal market conditions, the Fund will maintain an average weighted maturity of between 3 and 10 years.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's share price, yield and return will fluctuate due to changes in interest rates and other economic developments beyond the control of the Adviser. In general, bond prices fall when interest rates rise. This effect is usually more pronounced for longer-term securities, such as those held by the Fund.

The Fund may invest in mortgage-backed U.S. Government obligations, which may respond to interest rate changes differently than other fixed-income securities due to the possibility of prepayment of mortgages. When interest rates decline, mortgage holders may prepay the mortgages underlying mortgage-backed obligations and the Fund will have to reinvest its assets in lower-yielding obligations. This could negatively affect the Fund's share price, yield and return.

The Fund may purchase securities on a to-be-announced basis where it commits to purchasing securities that it does not know all specific information about, including the likelihood that the underlying mortgages on the security may be prepaid. These securities are also subject to the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.

Although some of the U.S. Government obligations held by the Fund are backed by the full faith and credit of the U.S. Treasury, others are backed only by the credit of the government agency or instrumentality issuing the securities. The Fund may not be able to make a claim against the U.S. Treasury if the agency or instrumentality issuing the securities does not meet its obligations.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any investment in the bond market, there is a risk that you may lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year during the past ten years and by showing how the average annual returns of the Fund compare to those of a broad-based securities market index. The Fund's past performance is not necessarily an indication of its future performance.

(bar chart)


6.98% 15.09%  6.60%   10.33%  -6.30%  16.86%  2.53%  7.22%  7.97%
1990  1991    1992    1993    1994    1995    1996   1997   1998  1999

The total returns shown above do not reflect sales loads and, if included, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was ___% during the quarter ended __________and the lowest return for a quarter was ____% during the quarter ended _______.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999:

                                 One    Five    Ten
                                 Year   Years   Years

Intermediate Term Government
  Income Fund
Lehman Brothers Intermediate
  Government Bond Index*

* The Lehman Brothers Intermediate Government Bond Index is an unmanaged index generally representative of intermediate term U.S. Government obligations.

RISK/RETURN SUMMARY: FEE TABLE
-------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). . . . . . .  4.75%
Maximum Deferred Sales Load
(as a percentage of original purchase price)
 or the amount redeemed, whichever is less)  . .  None*
Sales Load Imposed on Reinvested Dividends . . .  None
Redemption Fee . . . . . . . . . . . . . . . . .  None**
Exchange Fee . . . . . . . . . . . . . . . . . .  None
Check Redemption Processing Fee (per check):
   First six checks per month . . . . . . . . .   None
   Additional checks per month . . . . . . . . .  $0.25

* If you purchase $1 million or more shares and do not pay a front-end sales load, you may be subject to a deferred sales load of 1% if the shares are redeemed within one year of their purchase and a dealer's commission was paid on the shares.
** You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fees....................................... .50%
Distribution (12b-1) Fees............................. .13%
Other Expenses........................................ .36%
                                                       -----
Total Annual Fund Operating Expenses.................. .99%
                                                       =====
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year           $  571
                                    3 Years             775
                                    5 Years             996
                                   10 Years           1,630

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

INVESTMENT OBJECTIVES

The Fund seeks high current income, consistent with protection of capital. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Fund's investment objectives may be changed by the Board of Trustees without the approval of shareholders. You will be notified if there is a change in the Fund's investment objectives and you should then consider whether the Fund will continue to be an appropriate investment under your circumstances.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in intermediate-term U.S. Government obligations maturing within 20 years or less. Under normal market conditions, the Fund will maintain an average weighted maturity of between 3 and 10 years. The Fund will invest in obligations issued by the U.S. Government or its agencies or instrumentalities. Obligations issued directly by the U.S. Government are backed by the full faith and credit of the U.S. Treasury, meaning that payment of principal and interest on these obligations is guaranteed by the U.S. Government. Obligations issued by agencies or instrumentalities of the U.S. Government may be backed by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury.

The Fund currently intends only to invest in securities which are allowable for federal credit unions under federal law. If the Fund changes this policy and invests in securities which are not allowable for federal credit unions, the Fund will notify all federal credit union shareholders.

U.S. GOVERNMENT OBLIGATIONS.   U.S. Government  obligations  include
obligations directly issued by the U.S. Treasury, such as Treasury bills, Treasury notes, Treasury bonds and STRIPS (U.S. Treasuries that are issued without interest coupons). U.S. Government obligations also include securities issued by various agencies or instrumentalities of the U.S. Government. These agencies and instrumentalities include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. The Fund may invest in securities
                                                     - 5 -
issued by any of the agencies or instrumentalities listed above or by any other agency and instrumentality of the U.S. Government if these securities are permissible investments for the Fund.

MORTGAGE-BACKED U.S. GOVERNMENT OBLIGATIONS. The Fund may also invest in mortgage-backed obligations issued by the U.S. Government or its agencies or instrumentalities. Mortgage-backed U.S. Government obligations represent direct or indirect participations in mortgage loans secured by real property, or are collateralized by and payable from mortgage loans secured by real property. Mortgage-backed U.S. Government obligations include GNMA Certificates, FHLMC Certificates, FNMA Certificates, adjustable rate mortgage securities ("ARMS"), collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

     o GNMA Certificates are guaranteed by the Government National Mortgage Association (the "GNMA") and represent part ownership of a pool of mortgage loans. If the pool is approved by the GNMA, GNMA Certificates are issued and sold to investors such as the Fund. The Fund may invest in GNMA securities of the pass-through type. These types of securities entitle the holder to receive all interest and principal payments owed on the pool of mortgage loans, net of fees paid to the issuer and the GNMA. The timely payment of principal and interest on pass-through GNMA Certificates is guaranteed by the GNMA and backed by the full faith and credit of the U.S. Treasury, even in the event of a foreclosure.

     o FHLMC Certificates are pass-through mortgage-backed securities representing part ownership of a pool of mortgage loans. These certificates are purchased by the Federal Home Loan Mortgage Corporation (the "FHLMC") from lenders insured by the Federal Deposit Insurance Corporation, or from Federal Housing Administration mortgagees approved by the Department of Housing and Urban Development. FHLMC Certificates are guaranteed by the FHLMC, but are not backed by the full faith and credit of the U.S. Treasury.

     o FNMA Certificates are issued by the Federal National Mortgage Association (the "FNMA"), which is a U.S. Government sponsored corporation owned entirely by private shareholders. The FNMA purchases residential mortgages from a list of approved sellers, which include savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Pass-through FNMA Certificates are guaranteed by the FNMA but are not backed by the full faith and credit of the U.S. Treasury, although the U.S. Treasury has discretionary authority to lend money to the FNMA.

     o ARMS are pass-through mortgage securities collateralized by adjustable rather than fixed-rate mortgages. The major difference between ARMS and fixed-rate mortgage securities is that the interest rate on ARMS can and does change according to movements in interest rate indexes. The Fund invests in ARMS which are actively traded. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than fixed-rate mortgage securities and ARMS typically have lower rates of prepayment of principal than fixed-rate mortgage securities.

     o CMOs and REMICs provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. The Fund may invest in CMOs and REMICs issued or guaranteed by U.S. Government agencies or instrumentalities. They are issued in two or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgages secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code.

TO-BE-ANNOUNCED SECURITIES. The Fund may also invest in to-be- announced securities which are paid for and delivered within 15 to 45 days from their date of purchase. In a to-be-announced transaction, the Fund commits to purchasing or selling securities that it does not know all specific information about, particularly the face amount of the securities. The Fund will maintain a segregated account of cash or liquid securities to pay for its to-be-announced securities and this account will be valued daily in order to account for market fluctuations in the value of its to-be-announced commitments.

PRINCIPAL RISK CONSIDERATIONS.

INTEREST RATE RISK. The Fund's yield, share price and total return will fluctuate due to changes in interest rates and other economic developments. Generally, the Fund's share price will increase when interest rates decrease and will decrease when interest rates increase. This effect is usually more pronounced for longer-term securities, such as those held by the Fund.

SPECIAL RISKS OF INVESTING IN MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently than other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.

As interest rates fall, homeowners may refinance their mortgages and prepay their current mortgage. The Fund must then reinvest the proceeds from these prepaid mortgage-backed securities at a time when interest rates are falling, which will reduce the Fund's earnings. Prepayments of mortgage-backed securities may even result in a loss to the Fund if it acquired the security at a discount from par. Prepayments of mortgage-backed securities make it difficult to determine their actual maturity and to calculate how the securities will respond to changes in interest rates.

As interest rates rise, prepayments of mortgage-backed securities may occur more slowly than expected, which may result in an increase in the Fund's portfolio maturity and greater volatility in the Fund's share price.

ARMS are less likely than comparable fixed-rate mortgage securities to increase significantly in value during periods of declining interest rates.

CREDIT RISK. The Fund may purchase securities issued by agencies or instrumentalities of the U.S. Government which are supported only by the credit of the agency or instrumentality and not backed by the full faith and credit of the U.S. Treasury. If an obligation is not backed by the credit of the U.S. Treasury, you may not be able to make a claim against the U.S. Government if the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the U.S. Government.

HOW TO PURCHASE SHARES
----------------------

You may open an account with the Fund by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The different account options and minimum investment requirements are listed below.

ACCOUNT OPTIONS

REGULAR ACCOUNTS
The minimum amount required to open a regular account is $1,000. There are no minimum requirements for additional investments.

ACCOUNTS FOR COUNTRYWIDE AFFILIATES
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for $50.

There are no minimum requirements for additional investments.

TAX-DEFERRED RETIREMENT PLANS
The minimum amount required to open a tax-deferred retirement plan is $250. There are no minimum requirements for additional investments. You may invest in one of the tax-deferred retirements plans described below if you meet the IRS requirements for your plan.

   INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"). An IRA is a special type of account that offers tax advantages. You should consult your financial professional to help decide which type of IRA is right for you.

    Traditional IRA - Assets grow tax-deferred and contributions may be deductible. Distributions are taxable in the year made.

    Spousal IRA - An IRA in the name of a non-working spouse by a working spouse.

    Roth IRA - An IRA with tax-free growth of assets and tax-free distributions, if certain conditions are met. Contributions are not deductible.

    Education IRA - An IRA with tax-free growth of assets and tax-free withdrawals for qualified higher education expenses.
Contributions are not deductible.

   KEOGH PLANS.  A tax-deferred plan for self-employed individuals.

   QUALIFIED PENSION AND PROFIT-SHARING PLANS FOR EMPLOYEES.
These include profit-sharing plans with a 401(k) provision.

   403(B)(7) CUSTODIAL ACCOUNTS. A tax-deferred account for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

INVESTMENT PLANS

AUTOMATIC INVESTMENT PLAN
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

DIRECT DEPOSIT PLAN
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

                         MINIMUM INVESTMENT REQUIREMENTS

                                          Initial     Additional

Regular Accounts                          $1,000       None

Accounts for Countrywide Affiliates       $   50       None

Tax-Deferred Retirement Plans             $  250       None

Automatic Investment Plan                 $   50       $ 50

Direct Deposit Plan                       $1,000       None

OPENING A NEW ACCOUNT

You may open an account directly with the Fund or through your broker-dealer. To open an account directly with the Fund, please follow the steps outlined below.

1.   Complete the Account Application included in this Prospectus.

2. Write a check for your initial investment to the "Intermediate Term Government Income Fund." Mail your completed Account Application and your check to the following address:

                  Countrywide Fund Services, Inc.
                  P.O. Box 5354
                  Cincinnati, Ohio 45201-5354

You may also open an account through your broker-dealer. It is the responsibility of broker-dealers to send properly completed orders. If you open an account through your broker-dealer, you may be charged a fee by your broker-dealer.

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above, by wire or through your broker-dealer. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

POLICIES AND PROCEDURES. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based upon the next public offering price (net asset value plus any applicable sales load) after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of trading on the New York Stock Exchange on any business day, generally 4:00 p.m., Eastern time, are processed at that day's public offering price. Purchase orders received from broker-dealers before the close of the regular session of trading on the New York Stock Exchange on any business day, generally 4:00 p.m., Eastern time, and transmitted to the Adviser by 5:00 p.m., Eastern time that day, are processed at that day's public offering price.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o        Certificates for shares are no longer issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

SALES LOAD ON PURCHASES OF SHARES

Shares are sold at net asset value ("NAV") plus an initial sales load. In some cases, reduced initial sales loads for the purchase of shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within 1 year after purchase if a commission was paid by the Adviser to a participating unaffiliated dealer. Shares are also subject to an annual 12b-1 distribution fee of up to .35% of the Fund's average daily net assets.

The following table shows the initial sales load breakpoints for the purchase of shares for accounts opened after July 31, 1999:

                                   Percentage       Which          Dealer
                                   of Offering      Equals this    Reallowance
                                   Price Deducted   Percentage     as Percentage
                                   for Sales        of Your Net    of Offering
Amount of Investment               Load             Investment     Price
--------------------               -----------      ----------     --------
Less than $50,000                   4.75%           4.99%          4.00%
$50,000 but less than $100,000      4.50            4.72           3.75
$100,000 but less than $250,000     3.50            3.63           2.75
$250,000 but less than $500,000     2.95            3.04           2.25
$500,000 but less than $1,000,000   2.25            2.31           1.75
$1,000,000 or more                  None            None

The following table shows the initial sales load breakpoints for the purchase of shares for accounts opened between February 1, 1995 and July 31, 1999.

                                   Percentage       Which         Dealer
                                   of Offering      Equals this   Reallowance
                                   Price Deducted   Percentage    as Percentage
                                   for Sales        of Your Net   of Offering
Amount of Investment               Load             Investment    Price
--------------------               ----------       ----------    --------
Less than $100,000                  2.00%            2.04%        1.80%
$100,000 but less than $250,000     1.50             1.52         1.35
$250,000 but less than $500,000     1.00             1.01          .90
$500,000 but less than $1,000,000    .75              .76          .65
$1,000,000 or more                  None             None

The following table shows the initial sales load breakpoints for the purchase of shares for accounts opened before February 1, 1995.

                                    Percentage       Which         Dealer
                                    of Offering      Equals this   Reallowance
                                    Price Deducted   Percentage    as Percentage
                                    for Sales        of Your Net   of Offering
Amount of Investment                Load             Investment    Price
--------------------                --------------   -----------   ------------
Less than $500,000                   1.00%             1.01%       1.00%
$500,000 but less than $1,000,000     .75               .76         .75
$1,000,000 or more                   None              None

Under certain circumstances, the Adviser may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of shares of the Fund and/or other funds in the Countrywide Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from the Adviser. In determining a dealer's eligibility for such commission, purchases of shares of the Fund may be aggregated with simultaneous purchases of shares of other funds in the Countrywide Family of Funds. Dealers should contact the Adviser for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Countrywide Funds will not qualify for payment of the dealer's commission unless the exchange is from a Countrywide Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Shares" below.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing shares of any Countrywide Fund sold with a sales load with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any Countrywide load fund under a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The Countrywide Funds which are sold with a sales load are listed in the "How to Exchange Shares" section of this Prospectus. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at NAV by pension and profit-sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase shares at NAV.

In addition, shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Adviser and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers may also purchase shares of the Fund at NAV if their investment adviser or broker-dealer has made appropriate arrangements with the Trust. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Associations and affinity groups and their members may purchase shares of the Fund at NAV provided that management of these groups or their financial adviser has made arrangements to permit them to do so. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund (or shares into which such shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the shares being redeemed, or (2) the NAV of the shares at the time of redemption. If a purchase of shares is subject to the contingent deferred sales load, you will be notified on the confirmation you receive for your purchase. Redemptions of shares of the Fund held for at least one year will not be subject to the contingent deferred sales load.

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue
Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

DISTRIBUTION PLAN
-----------------

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan of distribution (the "Plan") which permits the Fund to directly incur or reimburse the Adviser for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of shares of the Fund.

The annual limitation for payment of expenses pursuant to the Plan is .35% of the Fund's average daily net assets. Because distribution fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the plan terminates. Distribution expenses paid by the Adviser which are not reimbursed by the Fund cannot be carried over from year to year.

HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                             Countrywide Fund Services, Inc.
                             P.O. Box 5354
                             Cincinnati, Ohio 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account. IRA accounts may not be redeemed by telephone.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

BY CHECK. You may open a checking account with the Fund and redeem shares by check. The Transfer Agent will redeem the appropriate number of shares in your account to cover the amount of your check. Checks will be processed at the NAV on the day the check is presented to the Custodian for payment. Shareholders who write checks should keep in mind that the Fund's NAV fluctuates daily. You should be aware that writing a check is a taxable event. Checks may be payable to anyone for any amount, but checks may not be certified.

If the amount of your check is more than the value of the shares held in your account, the check will be returned. The Transfer Agent charges shareholders its costs for each check returned for insufficient funds and for each stop payment.

If you do not write more than six checks during a month, you will not be charged a fee for your checking account. If you write more than six checks during a month, you will be charged $.25 for each additional check written that month. However, there is no charge for any checks written by employees, shareholders and customers (including members of their immediate family) of Countrywide Credit Industries, Inc. or any of its affiliates.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because an initial sales load is incurred whenever purchases are made.

PROCESSING OF REDEMPTIONS

If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption, less any contingent deferred sales load on the redeemed shares. Be sure to review "How to Purchase Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be submitted correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

REDEMPTION POLICIES AND PROCEDURES. In connection with all redemptions of shares of the Fund, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed or wired within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request).

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         o Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account. If the account balance remains below our minimum requirements for 30 days after we notify you (based on the amount of your investment, not on market fluctuations), we may close your account and send you the proceeds, less any applicable contingent deferred sales load.

         o If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without paying a sales load. You must make your reinvestment within 90 days of your redemption and you may only use this privilege once a year.

HOW TO EXCHANGE SHARES
----------------------
Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

Shares of the Fund which do not have a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of a fund which offers only one class of shares

(provided these shares do not have a contingent deferred sales load). If you paid a sales load on the shares being exchanged, this amount will be credited towards the sales load (if any) on the shares being acquired.

Shares of the Fund which have a contingent deferred sales load, may be exchanged, based on their per share NAV, for shares of any other fund which has a contingent deferred sales load and for shares of any fund which is a money market fund. You will receive credit for the period of time you held the shares being exchanged when determining whether a contingent deferred sales load will apply, unless your shares were held in a money market fund.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

   GROWTH FUNDS                         GROWTH & INCOME FUNDS
   *Growth/Value Fund                   *Equity Fund
   *Aggressive Growth Fund              *Utility Fund

   TAXABLE BOND FUNDS                   TAX-FREE BOND FUNDS
    Adjustable Rate U.S. Government     *Tax-Free Intermediate Term
      Securities Fund                      Fund
   *Intermediate Bond Fund              *Ohio Insured Tax-Free Fund
   *Intermediate Term Government
      Income Fund

   TAXABLE MONEY MARKET FUNDS            TAX-FREE MONEY MARKET FUNDS
   Short Term Government Income Fund     Tax-Free Money Fund
   Institutional Government Income Fund  Ohio Tax-Free Money Fund
   Money Market Fund                     California Tax-Free Money
                                           Fund
                                         Florida Tax-Free Money Fund


You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. An exchange will be treated as a sale of shares and any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

The Fund expects to distribute substantially all of its net investment income monthly and any net realized long-term capital gains at least annually. Management will determine when to distribute any net realized short-term capital gains.

Your distributions will be paid under one of the following options:

         Share Option -                all distributions are reinvested
                                       in additional shares.

         Income Option -               income and short-term capital gains are
                                       paid in cash; long-term capital gains are reinvested in additional shares.

         Cash Option -                 all distributions are paid in cash.

Please mark on your Account Application the option you have selected. If you do not select an option, you will receive the Share Option. If you select the Income Option or the Cash Option and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

Distributions will be based on the Fund's NAV on the payable date. If you have received a cash distribution from the Fund, you may reinvest it at NAV (without paying a sales load) at the next determined NAV on the date of your reinvestment. You must make your reinvestment within 30 days of the distribution date and you must notify the Transfer Agent that your distribution is being reinvested under this provision.

TAXES
-----

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund, exchanges among the Countrywide Funds and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------

The Fund is a diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of The Western-Southern Life Insurance Company which provides life and health insurance, annuities, mutual funds, asset management and related financial services. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million and .375% of such assets in excess of $250 million.

Scott Weston, Assistant Vice President-Investments of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Weston has been employed by the Adviser since 1992 and has been managing the Fund's portfolio since March 1996.

UNDERWRITER. The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund. The Adviser receives the entire sales load on all direct initial investments in the Fund and on all investments which are not made through a broker.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

On each day that the Trust is open for business, the public offering price (NAV plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is processed is based on the next calculation of NAV after the order is placed.

The value of the securities held by the Fund is determined as follows: (1) Securities which have available market quotations are priced according to the most recent bid price quoted by one or more of the major market makers; (2) Securities that do not have available market prices are priced at their fair value using consistent procedures established in good faith by the Board of Trustees.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.



                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED SEPTEMBER 30,
                                       ---------------------------------------------------------------------------------------
                                              1999                1998               1997               1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $        11.15      $       10.67     $        10.49    $         10.73    $      10.14
                                       ---------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                         0.60               0.61               0.61               0.61            0.64
   Net realized and unrealized gains
     (losses) on investments                    (0.81)              0.48               0.18              (0.24)           0.59
                                       ---------------------------------------------------------------------------------------
Total from investment operations                (0.21)              1.09               0.79               0.37            1.23
                                       ---------------------------------------------------------------------------------------
Dividends from net investment income            (0.60)             (0.61)             (0.61)             (0.61)          (0.64)
                                       ---------------------------------------------------------------------------------------
Net asset value at end of year         $        10.34      $       11.15     $        10.67     $        10.49   $       10.73
                                       =======================================================================================
Total return(A)                                 (1.93)%            10.54%              7.74%              3.55%          12.52%
                                       =======================================================================================
Net assets at end of year (000's)      $       45,060      $      51,168     $       53,033     $       56,095   $      56,969
                                       =======================================================================================
Ratio of net expenses to
  average net assets                            0.99%              0.99%              0.99%              0.99%           0.99%

Ratio of net investment income to
   average net assets                           5.59%              5.64%              5.78%              5.75%           6.17%

Portfolio turnover rate                           58%                29%                49%                70%             58%

(A) Total returns shown exclude the effect of applicable sales loads.

                                                                                ACCOUNT NO.1- ___________________________
                                                                                               (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________

INTERMEDIATE TERM GOVERNMENT INCOME FUND                              Home Office Address:____________________________
                                                                      Branch Address:_________________________________
                                                                      Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________
___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------
REDUCED SALES CHARGES
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your
Letter of Intent.)

[  ] I agree to the Letter of Intent in the current Prospectus of Countrywide Investment Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________
19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of
Countrywide Investments at least equal to (check appropriate box):
[  ] $50,000         [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Investment Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund
Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that (1) the Social
Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.)  [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Tax-Free
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE INVESTMENT TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
REDEMPTION OPTIONS
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Intermediate Term Government Income Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatic investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

BOARD OF TRUSTEES
William O. Coleman
Phillip R. Cox
H. Jerome Lerner
Robert H. Leshner
Jill T. McGruder
Oscar P. Robertson
Nelson Schwab, Jr.
Robert E. Stautberg
Joseph S. Stern, Jr.

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-2538

                                                 Income






                                                PROSPECTUS





Institutional Government Income Fund


                                               February 1, 2000




These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                                PROSPECTUS
                                                                February 1, 2000


                          COUNTRYWIDE INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                                  800-543-0407

                      INSTITUTIONAL GOVERNMENT INCOME FUND

-------------------------------------------------------------------------------
TABLE OF CONTENTS

RISK/RETURN SUMMARY ...........................................
RISK/RETURN SUMMARY: FEE TABLE.................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS..
HOW TO PURCHASE SHARES.........................................
HOW TO REDEEM SHARES...........................................
HOW TO EXCHANGE SHARES.........................................
DIVIDENDS AND DISTRIBUTIONS....................................
TAXES...................................................... ...
OPERATION OF THE FUND..........................................
DISTRIBUTION PLAN .............................................
CALCULATION OF SHARE PRICE ...................................
FINANCIAL HIGHLIGHTS...........................................

For further information or assistance in opening an account, please contact your broker or call us at the above number.

RISK/RETURN SUMMARY
-------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks high current income, consistent with the protection of capital.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily short-term U.S. Government obligations which are backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. The Fund is a money market fund which seeks to maintain a stable price of $1.00 per share.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's yield will fluctuate due to changes in interest rates. In general, the Fund's yield will decline when interest rates decline.

The Fund may invest in mortgage-backed U.S. Government obligations which are subject to the risk of prepayment. When interest rates decline, mortgage holders may prepay their mortgages and the Fund will have to reinvest its assets in lower-yielding obligations. This could cause the Fund's yield to decline.

Although some of the U.S. Government obligations held by the Fund are backed by the full faith and credit of the U.S. Treasury, others are supported only by the credit of the government agency or instrumentality issuing the securities. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the securities does not meet its obligations.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE TABLE

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year during the past ten years. The Fund's past performance is not necessarily an indication of its future performance.

(bar chart)

8.07% 5.98% 3.50% 2.97% 3.87% 5.59% 5.09% 5.22% 5.19%
1990  1991  1992  1993  1994  1995  1996  1997  1998  1999

During the period shown in the bar chart, the highest return by the Fund during a quarter was ____% during the quarter ended _____________ and the lowest return for a quarter was ____% during the quarter ended ______________.

For  information  on  the  Fund's  current  and  effective  7-day  yield,   call
1-800-543-0407 (Nationwide), or 629-2050 (in Cincinnati).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999

                           One Year     Five Years    Ten Years

Institutional Government
  Income Fund

RISK/RETURN SUMMARY: FEE TABLE
-------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Load Imposed on Purchases....................................None
    Sales Load Imposed on Reinvested Dividends.........................None
    Redemption Fee.....................................................None
    Exchange Fee.......................................................None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

   Management Fees.................................................   .20%
   Distribution (12b-1) Fees.......................................   .01%
   Other Expenses..................................................   .26%
                                                                      ----
   Total Annual Fund Operating Expenses............................   .47%(A)
                                                                      =====
(A) After waivers of management fees by the Adviser, total operating expenses were .40% for the fiscal year ended September 30, 1999. The Adviser may discontinue these fee waivers at any time.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year   3 Years   5 Years   10 Years
                                       ------   -------   -------   --------
                                      $ 48        $ 151     $ 263     $ 591

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks high current income, consistent with the protection of capital.

The Fund's investment objective may be changed by the Board of Trustees without the approval of shareholders. You will be notified if there is a change in the Fund's investment objective and you should then consider whether the Fund will continue to be an appropriate investment under your circumstances.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in short-term obligations which are issued by the U.S. Government or its agencies or instrumentalities. Obligations issued directly by the U.S. Government are backed by the full faith and credit of the U.S. Treasury, meaning that payment of principal and interest on these obligations is guaranteed by the U.S. Government. Obligations issued by agencies or instrumentalities of the U.S. Government may be backed by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. The Fund may also enter into repurchase agreements which are collateralized by U.S. Government obligations backed by the full faith and credit of the U.S. Treasury.

o U.S. Government Obligations include obligations issued directly by the U.S. Treasury, such as Treasury bills, Treasury notes, Treasury bonds and STRIPS (U.S. Treasuries that are issued without interest coupons). U.S. Government obligations also include securities issued by various agencies and instrumentalities of the U.S. Government.
         These agencies include the Federal Home Loan Banks, the
         Federal Land Bank, the Government National Mortgage
         Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the
         Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the
         Federal Agricultural Mortgage Corporation, the Resolution
         Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. The Fund may invest in securities issued by any of the agencies or instrumentalities listed above or by any other agency or instrumentality of the U.S. Government if these securities are permissible investments for the Fund.

o Repurchase Agreements are transactions where a financial institution agrees to sell a security to the Fund and commits to repurchase the security at an agreed upon price (including principal and interest) at an agreed upon date. The Fund will not enter into a repurchase agreement which does not terminate within seven days if more than 10% of the value of the Fund's net assets is invested in these securities and other illiquid securities.

The Fund is a money market fund and will use its best efforts to maintain a constant share price of $1.00 per share. However, there can be no assurance that the Fund will be able to do so on a continuing basis. The Fund will comply with the Securities and Exchange Commission's regulations for money market funds. These require the Fund to have a dollar-weighted average maturity of 90 days or less and to invest in obligations which mature in 13 months or less.

The Fund currently intends only to invest in securities which are allowable for Federal credit unions under federal law. If the Fund changes this policy and
invests in  securities  which are not  allowable  for Federal  credit   unions,
the  Fund  will  notify  all  Federal  credit  union shareholders.

PRINCIPAL RISK CONSIDERATIONS

INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

The Fund may invest in mortgage-backed U.S. Government obligations which may be prepaid earlier than scheduled during times of decreasing interest rates. The Fund may have to reinvest its assets in lower-yielding obligations, due to prepayments, which would cause the Fund's yield to decrease.

CREDIT RISK. The Fund may purchase securities issued by agencies or instrumentalities of the U.S. Government which are supported only by the credit of the agency or instrumentality and are not backed by the full faith and credit of the U.S. Government. If an obligation is not backed by the credit of the U.S. Government, you may not be able to make a claim against the U.S. Government if the agency does not meet its commitments. Shares of the Fund are not guaranteed or backed by the U.S. Government. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

HOW TO PURCHASE SHARES
----------------------

The Fund is designed primarily for institutions as an economical and convenient way to invest short-term funds. The minimum initial investment in the Fund ordinarily is $100,000. You may purchase shares by mailing or wiring your investment to Countrywide Fund Services, Inc. (the "Transfer Agent"). For more information on how to purchase shares, call the Transfer Agent
(Nationwide call toll-free 800-543-0407; in Cincinnati call
629-2050).

OPENING A NEW ACCOUNT
You may open an account directly with the Fund by following the steps outlined below.

1.       Complete the Account Application included in this Prospectus.

2. Write a check for your initial investment to the "Institutional Government Income Fund."

3. Mail your completed Account Application and your investment check to the Transfer Agent or send your investment by wire and mail your completed Account Application to the Transfer Agent at the following address:

                           Countrywide Fund Services, Inc.
                           P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time by mail or by wire. Purchases by mail should be sent to the address listed above. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-
2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

POLICIES AND PROCEDURES. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o You may receive a dividend on the day you wire an investment if you notify the Transfer Agent of your wire by 12:30 p.m., Eastern time, on that day. Your purchase will be priced based upon the net asset value ("NAV") after a proper order is received.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o        Certificates for shares are not issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in the Fund at the next determined NAV on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institutions for participating in this program.

HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                    Countrywide Fund Services, Inc.
                    P.O. Box 5354
                    Cincinnati, Ohio 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

PROCESSING OF REDEMPTIONS
You may be charged a fee by your bank or brokerage firm for processing a wire redemption. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption. You may be charged a contingent deferred sales load on the redeemed shares if you had exchanged your shares from another fund in the Countrywide Family of Funds which charges a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be submitted correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

POLICIES AND PROCEDURES. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed or wired within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request). Redemption proceeds may be wired to you on the same day of your telephone request, if your request is properly made before 12:30 p.m., Eastern time.

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         o We reserve the right to ask you to increase your account balance if your balance falls below our minimum requirements for your account (based on the amount of your investment, not on market fluctuations). If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds.

HOW TO EXCHANGE SHARES
----------------------
Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                           GROWTH & INCOME FUNDS
*Growth/Value Fund                      *Equity Fund
*Aggressive Growth Fund                 *Utility Fund

TAXABLE BOND FUNDS                     TAX-FREE BOND FUNDS
Adjustable Rate U.S. Government         *Tax-Free Intermediate Term
  Securities Fund                           Fund
*Intermediate Bond Fund                 *Ohio Insured Tax-Free Fund
*Intermediate Term Government Income
  Fund

TAXABLE MONEY MARKET FUNDS            TAX-FREE MONEY MARKET FUNDS
Short Term Government Income Fund        Tax-Free Money Fund
Institutional Government Income Fund     Ohio Tax-Free Money Fund
Money Market Fund                        California Tax-Free Money
                                           Fund
                                         Florida Tax-Free Money
                                           Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. An exchange will be treated as a sale of shares and any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
All of the Fund's net investment income is declared as a dividend to shareholders on each business day and paid monthly. Management will determine when to distribute any net realized short-term capital gains. The Fund does not expect to realize any long-term capital gains, but if the Fund does realize such gains, it will distribute them at least once a year.

Your distributions will be automatically reinvested in additional shares unless you specifically indicate otherwise on your Account Application or notify the Transfer Agent. If you choose to receive your dividends in cash and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your dividends will automatically be reinvested in additional shares. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

TAXES
-----
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------
The Fund is a diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of The Western-Southern Life Insurance Company which provides life and health insurance, annuities, mutual funds, asset management and related financial services. The Fund pays the Adviser a fee at the annual rate of .2% of the average value of its daily net assets.

UNDERWRITER. The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund.

DISTRIBUTION PLAN
------------------

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan of distribution (the "Plan") which permits the Fund to directly incur or reimburse the Adviser for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plan is .1% of the Fund's average daily net assets. Because distribution fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates. Distribution expenses paid by the Adviser which are not reimbursed by the Fund cannot be carried over from year to year.

CALCULATION OF SHARE PRICE
--------------------------
On each day that the Trust is open for business, the share price (NAV) of the Fund's shares is determined as of 12:30 p.m and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The Fund's NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing its securities on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of 13 months or less and invests only in securities which meet the Fund's quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable NAV per share. However, there is no assurance that the Fund will be able to do so.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and Annual Report, which is available upon request.

                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------------------------------
                                                        1999                 1998          1997             1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year            $       1.00      $       1.00      $      1.00         $    1.00      $    1.00
                                               -------------------------------------------------------------------------------------
Net investment income                                   0.047             0.052            0.051             0.051          0.053
                                               -------------------------------------------------------------------------------------
Dividends from net investment income                   (0.047)           (0.052)          (0.051)           (0.051)        (0.053)
                                               -------------------------------------------------------------------------------------
Net asset value at end of year                  $        1.00      $       1.00      $      1.00         $    1.00      $    1.00
                                               =====================================================================================
Total return                                             4.78%             5.30%            5.17%             5.18%          5.42%
                                               =====================================================================================
Net assets at end of year (000's)               $      49,848      $     44,797      $    61,248         $  39,382      $  36,009
                                               =====================================================================================
Ratio of net expenses to
    average net assets(A)                                0.40%             0.40%            0.40%             0.40%          0.40%

Ratio of net investment income to
         average net assets                              4.68%             5.17%            5.07%             5.06%          5.30%

(A) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 0.47%, 0.45%, 0.45%, 0.49%, and 0.42% for the years ended
    September 30, 1999, 1998, 1997, 1996 and 1995, respectively.

                                                                     ACCOUNT NO. 23 - ____________________________
                                                                                        (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
                                                                      Home Office Address:____________________________
INSTITUTIONAL GOVERNMENT INCOME FUND                                  Branch Address:_________________________________
                                                                      Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________ ($100,000 Minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other
__________________________________________________________________________________________________________________
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Investment Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust,
Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not
employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that
(1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Investment
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE INVESTMENT TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000
     For wire redemptions please attach a voided check from the account below).


COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

BOARD OF TRUSTEES
William O. Coleman
Phillip R. Cox
H. Jerome Lerner
Robert H. Leshner
Jill T. McGruder
Oscar P. Robertson
Nelson Schwab, Jr.
Robert E. Stautberg
Joseph S. Stern, Jr.

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to:
Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-2538

                                                      Income




                                                      PROSPECTUS






    Adjustable Rate U.S. Government
           Securities Fund


                                                      February 1, 2000




These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                               PROSPECTUS
                                                               February 1, 2000


                          COUNTRYWIDE INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                 800-543-0407

                 ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
TABLE OF CONTENTS

RISK/RETURN SUMMARY ...........................................
RISK/RETURN SUMMARY: FEE TABLE.................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS..
HOW TO PURCHASE SHARES.........................................
HOW TO REDEEM SHARES...........................................
HOW TO EXCHANGE SHARES.........................................
DIVIDENDS AND DISTRIBUTIONS....................................
TAXES...................................................... ...
OPERATION OF THE FUND..........................................
DISTRIBUTION PLAN .............................................
CALCULATION OF SHARE PRICE ...................................
FINANCIAL HIGHLIGHTS...........................................

FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CONTACT YOUR BROKER OR CALL US AT THE ABOVE NUMBER.

RISK/RETURN SUMMARY
-------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks high current income, consistent with lower volatility of principal.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund will invest at least 65% of its assets in adjustable rate mortgage securities which are issued or guaranteed by U.S. Government or its agencies or instrumentalities.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's share price, yield and return will fluctuate due to changes in interest rates and other economic conditions affecting the performance of the bond market. In general, bond prices fall when interest rates rise. The Fund invests in mortgage-backed securities which may respond to interest rate changes differently than other fixed-income securities due to the possibility of prepayment of mortgages. During periods of decreasing interest rates, the principal on mortgages underlying mortgage-backed obligations may be prepaid, which could negatively affect the Fund's share price, yield and return.

The Fund may purchase securities on a to-be-announced basis where it commits to purchasing securities that it does not know all specific information about, including the likelihood that the underlying mortgages on the security may be prepaid. These securities are also subject to the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.

Although some of the securities held by the Fund are backed by the full faith and credit of the U.S. Government, others are backed only by the credit of the government agency issuing the securities. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the securities does not meet its commitments.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any investment in the bond market, there is a risk that you may lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year during the Fund's operations and by showing how the average annual returns of the Fund compare to those of a broad-based securities market index. The Fund's past performance is not necessarily an indication of its future performance.

(bar chart)

0.5%   7.84%  6.27%  5.79%  3.41%
1994   1995   1996   1997   1998   1999

During the period shown in the bar chart, the highest return for a quarter was ____% during the quarter ended _____________ and the lowest return for a quarter was ____% during the quarter ended ____________.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999

                                  One      Five     Since Inception
                                  Year     Years    (2-10-93)

Adjustable Rate U.S.
  Government Securities Fund
Lehman Brothers ARM Index*

*     The  Lehman   Brothers   ARM  Index  is  an  unmanaged   index   generally
      representative of adjustable rate mortgage securities.

RISK/RETURN SUMMARY: FEE TABLE
------------------------------

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Load Imposed on Purchases.................................None
    Sales Load Imposed on Reinvested Dividends......................None
    Redemption Fee..................................................None*
    Exchange Fee....................................................None
    Check Redemption Processing Fee (per check):
      First six checks per month....................................None
      Additional checks per month..................................$0.25

* You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

   Management Fees................................................  .50%
   Distribution (12b-1) Fees....................................... .04%
   Other Expenses................................................. 1.26%
                                                                   -----
   Total Annual Fund Operating Expenses........................... 1.80%(A)
                                                                   ========
(A) After waivers of management fees and expense reimbursements by the Adviser, total operating expenses were .75% for the fiscal year ended September 30, 1999. The Adviser may discontinue these fee waivers and expense reimbursements at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year   3 Years   5 Years   10 Years
                                 ------   -------   -------   --------
                                 $ 183    $ 566     $ 975     $2,116

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
-------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks high current income, consistent with lower volatility of principal.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 65% of its total assets in adjustable rate mortgage securities ("ARMS") which have interest rates that reset at periodic intervals and are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests in ARMS which are actively traded. ARMS are pass-through mortgage securities collateralized by adjustable rate rather than fixed rate mortgages. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of fixed-rate mortgage securities and ARMS tend to experience lower rates of prepayment of principal than fixed-rate mortgage securities. The Fund expects that it will have a less volatile net asset value by investing primarily in adjustable rate mortgage-backed securities than it would have if it invested primarily in fixed rate mortgage-backed securities. The Adviser believes that the adjustable interest rate feature of the mortgages underlying ARMS will generally act as a buffer to reduce sharp changes in the Fund's share price in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying ARMS are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the Fund's share price to fluctuate less dramatically than it would if the Fund invested in more traditional long-term, fixed-rate debt securities.

The Fund currently intends only to invest in securities which are allowable for federal credit unions under federal law. If the Fund changes this policy and invests in securities which are not allowable for federal credit unions, the Fund will notify all federal credit union shareholders.

MORTGAGE-BACKED U.S. GOVERNMENT SECURITIES. In addition to investing in ARMS, the Fund may invest in other mortgage-backed securities which are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These include GNMA Certificates, FHLMC Certificates, FNMA Certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS").

 o       GNMA Certificates are guaranteed by the Government National
         Mortgage Association (the "GNMA") and represent part ownership of a pool of mortgage loans. If the pool is approved by the GNMA, GNMA Certificates are issued and sold to investors such as the Fund. The Fund may invest in GNMA securities of the pass-through type. These types of securities entitle the holder to receive all interest and principal payments owed on the pool of mortgage loans, net of fees paid to the issuer and the GNMA. The timely payment of principal and interest on pass-through GNMA Certificates is guaranteed by the GNMA and backed by the full faith and credit of the U.S. Government, even in the event of a foreclosure.

   o FHLMC Certificates are pass-through mortgage-backed securities representing part ownership of a pool of mortgage loans. These certificates are purchased by the Federal Home Loan Mortgage Corporation (the "FHLMC") from lenders insured by the Federal Deposit Insurance Corporation or from Federal Housing Administration mortgagees approved by the Department of Housing and Urban Development. FHLMC Certificates are guaranteed by the FHLMC, but are not backed by the full faith and credit of the U.S. Treasury.

   o FNMA Certificates are issued by the Federal National Mortgage Association (the "FNMA"), which is a U.S. Government sponsored corporation owned entirely by private shareholders. The FNMA purchases residential mortgages from a list of approved sellers, which include savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Pass-through FNMA Certificates are guaranteed by the FNMA but are not backed by the full faith and credit of the U.S. Treasury, although the U.S. Treasury has discretionary authority to lend money to the FNMA.

   o CMOs and REMICs provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. The Fund may invest in CMOs and REMICs issued or guaranteed by U.S. Government agencies or instrumentalities. They are issued in two or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgages secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code. The Fund will invest in CMOs and REMICs having an average life (giving effect to projected prepayments) of 5 years or less at the time of purchase.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued by the U.S. Government or its agencies or instrumentalities. Obligations issued directly by the U.S.

Government include Treasury bills, Treasury bonds and Treasury notes and are backed by the full faith and credit of the U.S. Treasury. Obligations issued by agencies or instrumentalities of the U.S. Government may be backed by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury.

TO-BE-ANNOUNCED SECURITIES. The Fund may also invest in to-be- announced securities which are paid for and delivered within 15 to 45 days from their date of purchase. In a to-be-announced transaction, the Fund commits to purchasing or selling securities that it does not know all specific information about, particularly the face amount of the securities. The Fund will maintain a segregated account of cash or liquid securities to pay for its to-be-announced securities and this account will be valued daily in order to account for market fluctuations in the value of its to-be-announced commitments.

TEMPORARY DEFENSIVE PURPOSES. For defensive purposes, the Fund may temporarily invest all of part of its assets in short-term obligations, such as bank debt instruments, (certificates of deposit, bankers' acceptances and time deposits) and repurchase agreements collateralized by U.S. Government obligations. When taking such a temporary defensive position, the Fund may not achieve its investment objective.

PRINCIPAL RISK CONSIDERATIONS

INTEREST RATE RISK. The Fund's yield, share price and total return will fluctuate due to changes in interest rates and other economic developments. Generally, the Fund's share price will increase when interest rates decrease and will decrease when interest rates increase. This effect is usually more pronounced for longer-term securities, such as those held by the Fund.

SPECIAL RISKS OF INVESTING IN MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently than other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.

As interest rates fall, homeowners may refinance their mortgages and prepay their current mortgage. The Fund must then reinvest the proceeds from these prepaid mortgage-backed securities at a time when interest rates are falling, which will reduce the Fund's earnings. Prepayments of mortgage-backed securities may even result in a loss to the Fund if it acquired the security at a discount from par. Prepayments of mortgage-backed securities make it difficult to determine their actual maturity and to calculate how the securities will respond to changes in interest rates.

As interest rates rise, prepayments of mortgage-backed securities may occur more slowly than expected, which may result in an increase in the Fund's portfolio maturity and greater volatility in the Fund's share price.

SPECIAL RISKS OF INVESTING IN ADJUSTABLE RATE MORTGAGE SECURITIES. The underlying mortgages which collateralize ARMS will often have limits on the amount the interest rate may change up or down. The Fund's share price may be affected if market interest rates rise or fall faster than the allowable limits on the underlying mortgage loans. ARMS are less likely than fixed-rate mortgage-backed securities of comparable quality and maturity to increase significantly in value during periods of declining interest rates. During periods of rising interest rates, changes in the coupon rate of ARMS lag behind changes in the market rate, resulting in the Fund having possibly a slightly lower share price until the coupon resets to market rates. Thus, you could suffer some principal loss if you sold your Fund shares before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

CREDIT RISK.      The Fund may purchase securities issued by agencies
of the U.S. Government which are supported only by the credit of the agency or instrumentality and not backed by the full faith and credit of the U.S. Treasury. If an obligation is not backed by the credit of the U.S. Treasury, you may not be able to make a claim against the U.S. Treasury if the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the U.S. Government.

HOW TO PURCHASE SHARES
----------------------

You may open an account in the Fund by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call
Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The different account options and minimum investment requirements are listed below.

ACCOUNT OPTIONS

Regular Accounts
----------------
The minimum amount required to open a regular account is $1,000. There are no minimum requirements for additional investments.

Accounts for Countrywide Affiliates
-----------------------------------
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for $50. There are no minimum requirements for additional investments.

Tax-Deferred Retirement Plans
-----------------------------
The minimum amount required to open a tax-deferred retirement plan is $250. There are no minimum requirements for additional investments. You may invest in one of the tax-deferred retirement plans described below if you meet the IRS requirements for your plan.

         INDIVIDUAL  RETIREMENT  ACCOUNTS ("IRAS").  An IRA is a special type of
account  that  offers  tax   advantages.   You  should  consult  your  financial
professional to help decide which type of IRA is right for you.

   Traditional  IRA  -  Assets  grow   tax-deferred  and  contributions  may  be
deductible. Distributions are taxable in the year made.

   Spousal IRA - An IRA in the name of a non-working spouse by a working spouse.

   Roth IRA - An IRA with tax-free growth of assets and tax-free distributions, if certain conditions are met. Contributions are not deductible.

   Education IRA - An IRA with tax-free growth of assets and tax-free withdrawals for qualified higher education expenses.
Contributions are not deductible.

         KEOGH PLANS. A tax-deferred plan for self-employed individuals.

         QUALIFIED PENSION AND PROFIT-SHARING PLANS FOR EMPLOYEES. These include profit-sharing plans with a 401(k) provision.

         403(B)(7) CUSTODIAL ACCOUNTS. A tax-deferred account for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

INVESTMENT PLANS

Automatic Investment Plan
-------------------------
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and additional investments must be $50. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

Direct Deposit Plan
-------------------
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

Cash Sweep Program
------------------
Cash accumulations in accounts with financial institutions may be automatically invested in the Fund at the next determined net asset value ("NAV") on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institution for participating in this program.

                         MINIMUM INVESTMENT REQUIREMENTS

                                         Initial           Additional
                                         -------           ----------
Regular Accounts                         $1,000                None

Accounts for Countrywide Affiliates      $   50                None

Tax-Deferred Retirement Plans            $  250                None

Automatic Investment Plan                $   50                $ 50

Direct Deposit Plan                      $1,000                None

Cash Sweep Program                       $1,000                None

OPENING A NEW ACCOUNT
You may open an account directly with the Fund by following the steps outlined below.

1. Complete the Account Application included in this Prospectus.

2.  Write a check for your initial investment to the "Adjustable
Rate U.S. Government Securities Fund."

3. Mail your completed Account Application and your investment check to the Transfer Agent or send your investment by wire and mail your completed Account Application to the Transfer Agent at the following address:

                         COUNTRYWIDE FUND SERVICES, INC.
                                  P.O. BOX 5354
                           CINCINNATI, OHIO 45201-5354

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above or by wire. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

POLICIES AND PROCEDURES. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based upon the next public offering price (net asset value plus any applicable sales load) after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of trading on the New York Stock Exchange on any business day, generally 4:00 p.m., Eastern time, are processed at that day's public offering price. Purchase orders received from broker-dealers before the close of the regular session of trading on the New York Stock Exchange on any business day, generally 4:00 p.m., Eastern time, and transmitted to the Adviser by 5:00 p.m., Eastern time that day, are processed at that day's public offering price.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o        Certificates for shares are not issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment amount or change the minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                         Countrywide Fund Services, Inc.
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account. IRA accounts may not be redeemed by telephone.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

BY CHECK. You may open a checking account with the Fund and redeem shares by check. The Transfer Agent will redeem the appropriate number of shares in your account to cover the amount of your check. Checks will be processed at the NAV on the day the check is presented to the Custodian for payment. Shareholders who write checks should keep in mind that the Fund's NAV fluctuates daily. You should be aware that writing a check is a taxable event. Checks may be payable to anyone for any amount, but checks may not be certified. If you invest in the Fund through a cash sweep or similar program with a financial institution, you may not open a checking account with the Fund.

If the amount of your check is more than the value of the shares held in your account, the check will be returned. The Transfer Agent charges shareholders its costs for each check returned for insufficient funds and for each stop payment.

If you do not write more than six checks during a month, you will not be charged a fee for your checking account. If you write more than six checks during a month, you will be charged $.25 for each additional check written that month. However, there is no charge for any checks written by employees, shareholders and customers (including members of their immediate family) of

Countrywide Credit Industries, Inc. or any of its affiliates.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

PROCESSING OF REDEMPTIONS
If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption. You may be charged a contingent deferred sales load on the redeemed shares if you had exchanged your shares from another fund in the Countrywide Family of Funds which charges a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be submitted correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

REDEMPTION POLICIES AND PROCEDURES. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed or wired within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request).

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

     o Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account (based on the amount of your investment, not on market fluctuations). If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds.

HOW TO EXCHANGE SHARES
-----------------------

Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                           GROWTH & INCOME FUNDS
*Growth/Value Fund                      *Equity Fund
*Aggressive Growth Fund                 *Utility Fund

TAXABLE BOND FUNDS                     TAX-FREE BOND FUNDS
Adjustable Rate U.S. Government         *Tax-Free Intermediate Term
  Securities Fund                          Fund
*Intermediate Bond Fund                 *Ohio Insured Tax-Free Fund
*Intermediate Term Government Income Fund

TAXABLE MONEY MARKET FUNDS            TAX-FREE MONEY MARKET FUNDS
Short Term Government Income Fund      Tax-Free Money Fund
Institutional Government Income Fund   Ohio Tax-Free Money Fund
Money Market Fund                      California Tax-Free Money Fund
                                       Florida Tax-Free Money Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. An exchange will be treated as a sale of shares and any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

The Fund expects to distribute substantially all of its net investment income monthly and any net realized long-term capital gains at least annually. Management will determine when to distribute any net realized short-term capital gains.

Your distributions will be paid under one of the following options:

         Share Option -                all distributions are reinvested
                                       in additional shares.

         Income Option -               income and short-term capital gains are
                                       paid in cash; long-term capital gains are reinvested in additional shares.

         Cash Option -                 all distributions are paid in cash.


Please mark on your Account Application the option you have selected. If you do not select an option, you will receive the Share Option. If you select the Income Option or the Cash Option and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account. Distributions will be based on the Fund's NAV on the payable date.

TAXES
-----
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and exchanges among the Countrywide Funds. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------
The Fund is a diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER.  The Trust retains Countrywide Investments,
Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an
                                                     - 16 -
indirect wholly-owned subsidiary of The Western-Southern Insurance Company which provides life and health insurance, annuities, mutual funds, asset management and related financial services. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million; and .375% of such assets in excess of $250 million.

Scott Weston, Assistant Vice President-Investments of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Weston has been employed by the Adviser since 1992 and has been managing the Fund's portfolio since March 1996.

UNDERWRITER. The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund.

DISTRIBUTION PLAN
----------------
Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan of distribution (the "Plan") which permits the Fund to directly incur or reimburse the Adviser for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plan is .35% of the Fund's average daily net assets. Because distribution fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates. Distribution expenses paid by the Adviser which are not reimbursed by the Fund cannot be carried over from year to year.

CALCULATION OF SHARE PRICE
--------------------------
On each day that the Trust is open for business, the share price (NAV) of the Fund's shares is determined as of 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The Fund's NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is processed is based on the next calculation of NAV after the order is placed.

The value of the securities held by the Fund is determined as follows: (1) Securities which have available market quotations are priced according to the most recent bid price quoted by one or more of the major market makers; (2) Securities that do not have available market prices are priced at their fair value using consistent procedures established in good faith by the Board of Trustees.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and Annual Report, which is available upon request.

                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED SEPTEMBER 30,
                                       -----------------------------------------------------------------------------------------
                                              1999            1998               1997               1996               1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $        9.69      $       9.85       $        9.81      $       9.78      $        9.82
                                       -----------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                       0.50              0.53                0.57              0.57               0.55
    Net realized and unrealized gains
       (losses) on investments                 (0.01)            (0.16)               0.04              0.03              (0.04)
                                       -----------------------------------------------------------------------------------------
Total from investment operations                0.49              0.37                0.61              0.60               0.51
                                       -----------------------------------------------------------------------------------------
Dividends from net investment income           (0.50)            (0.53)              (0.57)            (0.57)             (0.55)
                                       -----------------------------------------------------------------------------------------
Net asset value at end of year         $        9.68       $      9.69       $        9.85      $       9.81      $        9.78
                                       =========================================================================================
Total return(A)                                 5.22%             3.88%               6.34%             6.32%              5.33%
                                       =========================================================================================
Net assets at end of year (000's)      $       8,660       $    10,616       $      23,202      $     11,732      $      20,752
                                       =========================================================================================
Ratio of net expenses to
   average net assets(B)                        0.75%             0.75%               0.75%             0.75%              0.75%

Ratio of net investment income to
   average net assets                           5.22%             5.47%               5.73%             5.91%              5.57%

Portfolio turnover rate                           42%               45%                 58%               44%               115%

(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.80%, 1.37%, 1.47%, 1.46% and 1.21% for the years ended September 30, 1999, 1998, 1997, 1996 and 1995, respectively.

                                                                      ACCOUNT NO. 27 - ____________________________
                                                                                         (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
                                                                      Home Office Address:____________________________
                                                                      Branch Address:_________________________________
ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND                       Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Investment Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust,
Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not
employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that
(1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Tax-Free
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE INVESTMENT TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Money Market Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatice investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

BOARD OF TRUSTEES
William O. Coleman
Phillip R. Cox
H. Jerome Lerner
Robert H. Leshner
Jill T. McGruder
Oscar P. Robertson
Nelson Schwab, Jr.
Robert E. Stautberg
Joseph S. Stern, Jr.

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-2538

                                                         Income







                                                          PROSPECTUS





    Money Market Fund



                                                          February 1, 2000



These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                                     PROSPECTUS
                                                                February 1, 2000


                          COUNTRYWIDE INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                                 800-543-0407

                                MONEY MARKET FUND


TABLE OF CONTENTS

RISK/RETURN SUMMARY ...........................................
RISK/RETURN SUMMARY: FEE TABLE.................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS...
HOW TO PURCHASE SHARES..........................................
HOW TO REDEEM SHARES............................................
HOW TO EXCHANGE SHARES..........................................
DIVIDENDS AND DISTRIBUTIONS.....................................
TAXES...................................................... ....
OPERATION OF THE FUND...........................................
DISTRIBUTION PLAN ..............................................
CALCULATION OF SHARE PRICE ...................................
FINANCIAL HIGHLIGHTS............................................

For further information or assistance in opening an account, please contact your broker or call us at the above number.

RISK/RETURN SUMMARY
--------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks high current income, consistent with liquidity and stability of principal.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in high-quality money market instruments issued by banks, corporations, municipalities and the U.S. Government. The Fund is a money market fund which seeks to maintain a constant share price of $1.00 per share.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's yield will fluctuate due to changes in economic conditions, interest rates, quality ratings and other conditions affecting the performance of the fixed-income market. In general, the Fund's yield will decline when interest rates decline.

The Fund may invest in money market instruments issued by banks, corporations and municipalities. A deterioration in the condition of an issuer of a money market instrument held by the Fund could result in a default by the issuer on its payments of interest and principal, which could cause a decrease in the value of the Fund's shares. The Fund may also invest in money market instruments issued by the U.S. Government. While some of the U.S. Government obligations held by the Fund are backed by the full faith and credit of the U.S. Treasury, others are backed only by the credit of the government agency issuing the obligations. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the securities does not meet its obligations.

The Fund may also invest in variable and floating rate securities. Because these securities have interest rates which adjust with changes in a specified index or on a schedule, their current interest rates may be lower than existing market interest rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year during the Fund's operations. The Fund's past performance is not necessarily an indication of its future performance.

(bar chart)

5.06%  5.13%  5.01%
1996   1997   1998   1999

During the period shown in the bar chart, the highest return for a quarter was ____% during the quarter ended _____________ and the lowest return for a quarter was ____% during the quarter ended ___________.

For  information  on  the  Fund's  current  and  effective  7-day  yield,   call
1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Average Annual Total Returns
For Periods Ended December 31, 1999
                                        Since Inception
                           One Year     (9/29/95)

Money Market Fund

RISK/RETURN SUMMARY: FEE TABLE
-------------------------------

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Load Imposed on Purchases........................................None
    Sales Load Imposed on Reinvested Dividends.............................None
    Redemption Fee.........................................................None*
    Exchange Fee...........................................................None
    Check Redemption Processing Fee (per check):
      First six checks per month.......................................... None
      Additional checks per month..........................................$0.25

* You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

   Management Fees...................................................... .50%
   Distribution (12b-1) Fees............................................ .02%
   Other Expenses....................................................... .59%
                                                                        ------
   Total Annual Fund Operating Expenses . . ........................... 1.11%(A)
                                                                       ========

(A) After waivers of management fees by the Adviser, total operating expenses were .65% for the fiscal year ended September 30, 1999. The Adviser may discontinue these fee waivers at any time.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year   3 Years   5 Years   10 Years
                                        ------   -------   -------   --------
                                        $ 113    $ 353     $ 612     $ 1,352

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
-------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks high current income, consistent with liquidity and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the following types of money market instruments:

o Domestic bank obligations, including certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are issued by banks in exchange for the deposit of funds and have penalties for early withdrawal. Bankers' acceptances are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Time deposits are deposits in a bank which earn a specified interest rate over a given period of time.

o U.S. Government obligations, including obligations issued directly by the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by agencies of the U.S. Government. U.S. Government obligations may be backed by the full faith and credit of the U.S. Treasury or backed only by the credit of the agency issuing the obligation.

o Short-term corporate obligations are debt obligations of a corporation to pay interest and repay principal. Short-term corporate obligations include commercial paper, notes, and bonds.

o Taxable and tax-exempt municipal securities are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. The two types of municipal securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

o Variable and floating rate securities are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

The Fund is a money market fund and will use its best efforts to maintain a constant share price of $1.00 per share. However, there can be no assurance that the Fund will be able to do so on a continuing basis. The Fund will comply with the Securities and

Exchange Commission's regulations for money market funds regarding the quality, maturity and diversification of its investments, including:

      o The Fund will invest primarily in obligations which are rated in the highest category by any two national rating agencies (or by one rating agency if only one agency provides a rating).

      o The Fund will not invest more than 5% of its assets in obligations which are rated in the second highest category by any two national rating agencies and subject to this limitation, the Fund may not invest more than the greater of 1% of its total assets or $1 million in such securities of an issuer.

      o The Fund may purchase unrated obligations if the Adviser determines that they meet the Fund's quality standards. (If an obligation no longer meets the Fund's quality standards or no longer presents minimal credit risks, the Fund will sell the security as soon as practicable).

      o The Fund will not invest more than 5% of its assets in the securities of one issuer and will not invest more than 25% of its assets in a particular industry (except it may invest more than 25% of its assets in bank securities).

      o  The Fund's dollar-weighted average maturity will be 90 days or less.

      o The Fund will only invest in obligations which mature in 13 months or less.

PRINCIPAL RISK CONSIDERATIONS

INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

CREDIT RISK. The Fund seeks to keep its share price constant at $1.00 per share. However, a sudden deterioration in the financial condition of an issuer of a security or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the value of the Fund's shares to decrease. Although some of the U.S. Government securities purchased by the Fund may be supported by the full faith and credit of the U.S. Government, others may be supported only by the credit of the agency issuing the security. If a security is not backed by the credit of the U.S. Government, the investor may not be able to make a claim against the U.S. Government if the agency does not meet its commitments.

HOW TO PURCHASE SHARES
----------------------

You may open an account in the Fund by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call
Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The different account options and minimum investment requirements are listed below.

ACCOUNT OPTIONS

Regular Accounts
-----------------
The minimum amount required to open a regular account is $1,000. There are no minimum requirements for additional investments.

Accounts for Countrywide Affiliates
-----------------------------------
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for $50. There are no minimum requirements for additional investments.

Tax-Deferred Retirement Plans
-----------------------------
The minimum amount required to open a tax-deferred retirement plan is $250. There are no minimum requirements for additional investments. You may invest in one of the tax-deferred retirement plans described below if you meet the IRS qualifications for your plan.

      INDIVIDUAL  RETIREMENT  ACCOUNTS  ("IRAS").  An IRA is a  special  type of
account  that  offers  tax   advantages.   You  should  consult  your  financial
professional to help decide which type of IRA is right for you.

   Traditional  IRA  -  Assets  grow   tax-deferred  and  contributions  may  be
deductible. Distributions are taxable in the year made.

   Spousal IRA - An IRA in the name of a non-working spouse by a working spouse.

   Roth IRA - An IRA with tax-free growth of assets and tax-free distributions, if certain conditions are met. Contributions are not deductible.

   Education IRA - An IRA with tax-free growth of assets and tax-free withdrawals for qualified higher education expenses.
Contributions are not deductible.

      KEOGH PLANS.  A tax-deferred plan for self-employed individuals.

      QUALIFIED PENSION AND PROFIT-SHARING PLANS FOR EMPLOYEES.
These include profit-sharing plans with a 401(k) provision.

      403(B)(7) CUSTODIAL ACCOUNTS. A tax-deferred account for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

INVESTMENT PLANS

Automatic Investment Plan
--------------------------
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and additional investments must be $50. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

Direct Deposit Plan
-------------------
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

Cash Sweep Program
--------------------
Cash accumulations in accounts with financial institutions may be automatically invested in the Fund at the next determined net asset value ("NAV") on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institution for participating in this program.

                         MINIMUM INVESTMENT REQUIREMENTS

                                              Initial         Additional

Regular Accounts                              $1,000           None

Accounts for Countrywide Affiliates           $   50           None

Tax-Deferred Retirement Plans                 $  250           None

Automatic Investment Plan                     $   50           $ 50

Direct Deposit Plan                           $1,000           None

Cash Sweep Program                             $1,000          None

OPENING A NEW ACCOUNT
You may open an account directly with the Fund by following the steps outlined below.

1. Complete the Account Application included in this Prospectus.

2.       Write a check for your initial investment to the "Money Market Fund."

3. Mail your completed Account Application and your investment check to the Transfer Agent or send your investment by wire and mail your completed Account Application to the Transfer Agent at the following address:

                         Countrywide Fund Services, Inc.
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above or by wire. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

POLICIES AND PROCEDURES. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o You may receive a dividend on the day you wire an investment if you notify the Transfer Agent of your wire by 12:30 p.m., Eastern time, on the same day of your wire. Your purchase will be priced based upon the NAV after a proper order is received.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o        Certificates for shares are not issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment amount or change the minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                         Countrywide Fund Services, Inc.
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account. IRA accounts may not be redeemed by telephone.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

BY CHECK. You may open a checking account with the Fund and redeem shares by check. The Transfer Agent will redeem the appropriate number of shares in your account to cover the amount of your check. Checks will be processed at the NAV on the day the check is presented to the Custodian for payment. Checks may be payable to anyone for any amount, but checks may not be certified. If you invest in the Fund through a cash sweep or similar program with a financial institution, you may not open a checking account with the Fund.

If the amount of your check is more than the value of the shares held in your account, the check will be returned. The Transfer Agent charges shareholders its costs for each check returned for insufficient funds and for each stop payment.

If you do not write more than six checks during a month, you will not be charged a fee for your checking account. If you write more than six checks during a month, you will be charged $.25 for each additional check written that month. However, there is no charge for any checks written by employees, shareholders and customers (including members of their immediate family) of Countrywide Credit Industries, Inc. or any of its affiliates.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

PROCESSING OF REDEMPTIONS

If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption. You may be charged a contingent deferred sales load on the redeemed shares if you had exchanged your shares from another fund in the Countrywide Family of Funds which charges a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be submitted correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

REDEMPTION POLICIES AND PROCEDURES. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed or wired within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request). Redemption proceeds may be wired to you on the same day of your telephone request, if your request is properly made before 12:30 p.m., Eastern time.

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         o Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account (based on the amount of your investment, not on market fluctuations). If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds.

HOW TO EXCHANGE SHARES
----------------------
Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

The Countrywide Family of Funds consists of the following funds.
Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                           GROWTH & INCOME FUNDS
*Growth/Value Fund                      *Equity Fund
*Aggressive Growth Fund                 *Utility Fund

TAXABLE BOND FUNDS                     TAX-FREE BOND FUNDS
Adjustable Rate U.S. Government         *Tax-Free Intermediate Term
 Securities Fund                             Fund
*Intermediate Bond Fund                 *Ohio Insured Tax-Free Fund
*Intermediate Term Government Income
  Fund

TAXABLE MONEY MARKET FUNDS             TAX-FREE MONEY MARKET FUNDS
Short Term Government Income Fund        Tax-Free Money Fund
Institutional Government Income Fund     Ohio Tax-Free Money Fund
Money Market Fund                        California Tax-Free Money
                                          Fund
                                         Florida Tax-Free Money Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

All of the Fund's net investment income is declared as a dividend to shareholders on each business day and paid monthly. Management will determine when to distribute any net realized short-term capital gains. The Fund does not expect to realize any long-term capital gains, but if the Fund does realize such gains, it will distribute them at least once a year.

Your distributions will be automatically reinvested in additional shares unless you specifically indicate otherwise on your Account Application or notify the Transfer Agent. If you choose to receive your dividends in cash and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your dividends will automatically be reinvested in additional shares. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

TAXES
-----
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and exchanges among the Countrywide Funds. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------
The Fund is a diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of The Western-Southern Life Insurance Company which provides life and health insurance, annuities, mutual funds, asset management and related financial services. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million; and .375% of such assets in excess of $250 million.

UNDERWRITER. The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund.

DISTRIBUTION PLAN
-----------------
Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan of distribution (the "Plan") which permits the Fund to directly incur or reimburse the Adviser for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plan is .35% of the Fund's average daily net assets. Because distribution fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates. Distribution expenses paid by the Adviser which are not reimbursed by the Fund cannot be carried over from year to year.
                                                     - 15 -

CALCULATION OF SHARE PRICE
--------------------------

On each day that the Trust is open for business, the share price (NAV) of the Fund's shares is determined as of 12:30 p.m and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The Fund's NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing its securities on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of 13 months or less and invests only in securities which meet the Fund's quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable NAV per share. However, there is no assurance that the Fund will be able to do so.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the financial performance of the Fund during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for periods ending after August 31, 1996 has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and Annual Report, which is available upon request. Information for the period ending August 31, 1996 was audited by other independent accountants.


                                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                               YEAR             YEAR        ONE MONTH        YEAR        PERIOD
                                                              ENDED             ENDED         ENDED         ENDED        ENDED
                                                            SEPT. 30,         SEPT. 30,     SEPT. 30      AUGUST 31,    AUGUST 31,
                                                              1999              1998          1997(A)        1997        1996(B)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                 $      1.00     $      1.00     $     1.00    $     1.00      $      1.00
                                                      ------------------------------------------------------------------------------
Net investment income                                        0.046           0.050          0.004         0.050            0.046(C)
                                                      ------------------------------------------------------------------------------
Dividends from net investment income                        (0.046)         (0.050)        (0.004)       (0.050)          (0.046)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                       $      1.00    $       1.00    $      1.00    $     1.00      $      1.00
                                                      ==============================================================================
Total return                                                  4.74%           5.07%          4.99%(E)      5.14%            4.70%
                                                      ==============================================================================
Net assets at end of period (000's)                    $    23,198    $     18,492    $    73,821    $   94,569      $    76,363
                                                      ==============================================================================
Ratio of net expenses to
         average net assets(D)                                0.65%           0.79%          0.80%(E)      0.65%            0.65%(E)

Ratio of net investment income to
         average net assets                                   4.63%           4.95%          4.99%(E)      5.03%            4.94%(E)
------------------------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30.
(B) Represents the period from the commencement of operations
   (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.11%, 0.79% and 0.99%(E) for the periods ended September 30, 1999, and August 31, 1997 and 1996, respectively.
(E) Annualized.
                                                     - 17 -

                                                                      ACCOUNT NO. 96 - ____________________________
                                                                                         (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
                                                                      Home Office Address:____________________________
                                                                      Branch Address:_________________________________
MONEY MARKET FUND                                                     Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Investment Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust,
Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not
employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that
(1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Tax-Free
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE INVESTMENT TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Adjustable Rate U.S. Government Securities Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatice investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

BOARD OF TRUSTEES
William O. Coleman
Phillip R. Cox
H. Jerome Lerner
Robert H. Leshner
Jill T. McGruder
Oscar P. Robertson
Nelson Schwab, Jr.
Robert E. Stautberg
Joseph S. Stern, Jr.

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-2538

                                                        Income







                                                         PROSPECTUS





Intermediate Bond Fund


                                                          February 1, 2000



These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                               PROSPECTUS
                                                               February 1, 2000


                          COUNTRYWIDE INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                  800-543-0407

                             INTERMEDIATE BOND FUND


TABLE OF CONTENTS

RISK/RETURN SUMMARY ...........................................
RISK/RETURN SUMMARY: FEE TABLE.................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS..
HOW TO PURCHASE SHARES.........................................
HOW TO REDEEM SHARES...........................................
HOW TO EXCHANGE SHARES.........................................
DIVIDENDS AND DISTRIBUTIONS....................................
TAXES...................................................... ...
OPERATION OF THE FUND..........................................
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........
FINANCIAL HIGHLIGHTS...........................................

FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CONTACT YOUR BROKER OR CALL US AT THE ABOVE NUMBER.

RISK/RETURN SUMMARY
-------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests substantially all of its assets in corporate debt securities, U.S. Government securities and mortgage-backed securities. Normally, at least 65% of the Fund's total assets will be invested in bonds.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's share price, yield and return will fluctuate due to changes in interest rates and other economic developments affecting the performance of the bond market. In general, bond prices fall when interest rates rise. This effect is usually more pronounced for longer-term securities, such as those held by the Fund.

The Fund may invest in mortgage-backed securities which may respond to interest rate changes differently than other fixed-income securities due to the possibility of prepayment of mortgages. During periods of decreasing interest rates, the principal on mortgages underlying mortgage-backed obligations may be prepaid, which could negatively affect the Fund's share price, yield and return.

The Fund may purchase securities on a to-be-announced basis where it commits to purchasing securities that it does not know all specific information about, including the likelihood that the underlying mortgages on the security may be prepaid. These securities are also subject to the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.

A deterioration in the condition of an issuer of a security held by the Fund could result in a default by the issuer on its payments of interest and principal, which could cause a decrease in the Fund's share price. The Fund may purchase securities which are rated below investment-grade, commonly referred to as junk bonds. These securities have speculative characteristics and are less likely than higher-grade securities to pay interest and repay principal during an economic downturn.

The Fund is non-diversified and may invest in a smaller number of issuers than a diversified fund. Therefore, an investment in the Fund may be riskier than an investment in other types of bond funds.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any investment in the bond market, there is a risk that you may lose money by investing in the Fund.

Performance Summary

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year during the Fund's operations and by showing how the average annual returns of the Fund compare to those of a broad-based securities market index. The Fund's past performance is not necessarily an indication of its future performance.

(bar chart)

4.67%   9.62%   6.86%
1996    1997    1998

The total returns shown above do not reflect the sales load on Class A shares and, if included, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was ___% during the quarter ended ________ and the lowest return for a quarter was
____% during the quarter ended ________.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999:
                                            Since
                                            Inception
                                 One Year   (10-3-95)
                                 --------   ---------

Intermediate Bond Fund
Lehman Brothers Intermediate
  Government/Corporate Bond
  Index*

*    The  Lehman  Brothers  Intermediate  Government/Corporate  Bond Index is an
     unmanaged  index  generally   representative   of  intermediate  term  U.S.
     Government and corporate obligations.

RISK/RETURN SUMMARY: FEE TABLE
------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                      Class A     Class C
                                                      Shares      Shares*
                                                      -------     --------
Maximum Sales Load................................     4.75%       2.25%
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)...............     4.75%       1.25%
Maximum Deferred Sales Load
(as a percentage of original purchase price
or the amount redeemed, whichever is less)........     None**      1.00%
Sales Load Imposed on Reinvested Dividends........     None        None
Redemption Fee ...................................     None***     None***
Exchange Fee......................................     None        None
Check Redemption Processing Fee (per check):
   First six checks per month ....................     None        None
   Additional checks per month....................     $0.25       $0.25

* As of the date of this Prospectus, this class has not yet commenced operations.
** If you purchase $1 million or more shares and do not pay a front-end sales load, you may be subject to a deferred sales load of 1% if the shares are redeemed within one year of their purchase and a dealer's commission was paid on the shares.
*** You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                      Class A   Class C
                                                      Shares    Shares
                                                      ------    -------
Management Fees                                         .50%      .50%
Distribution (12b-1) Fees                               .04%      .75%
Other Expenses                                          .73%      .73%(B)
                                                        ----       ----
Total Annual Fund Operating Expenses                   1.27%(A)   1.98%
                                                        =====     =====

(A) After waivers of management fees by the Adviser, total operating expenses were .95% for the fiscal year ended September 30, 1999. The Adviser may discontinue these fee waivers at any time.
(B) Other  Expenses  are based on estimated amounts for the current fiscal year.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       Class A     Class C
                       Shares      Shares
                       ------      -------
1 Year                $  598      $  423
 3 Years                  859         739
 5 Years                1,139       1,179
10 Years                1,936       2,402

You would pay the following expenses if you did not redeem your shares:

                       Class A     Class C
                       Shares      Shares
                       -------     -------
 1 Year                $  598      $  323
 3 Years                  859         739
 5 Years                1,139       1,179
10 Years                1,936       2,402

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
-------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 65% of its total in bonds and at least 60% of its total assets (measured at the time of purchase) in the following types of securities which are rated, where applicable, in the 3 highest rating categories, or unrated securities that are determined to be of equivalent quality:

     o Corporate debt securities, such as bonds, which represent obligations of corporations to pay interest and repay principal.

     o U.S. Government securities, including direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), inflation-indexed bonds issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation, and securities issued by agencies or instrumentalities of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury or backed only by the credit of the agency or instrumentality issuing the security.

     o Mortgage-backed securities of governmental issuers or private issuers. Mortgage-backed securities issued by governmental issuers include GNMA Certificates which are guaranteed by the Government National Mortgage Association, FNMA Certificates which are guaranteed by the Federal National Mortgage Association and FHLMC Certificates which are guaranteed by the Federal Home Loan Mortgage Corporation. Mortgage-backed securities which are issued by private issuers include mortgage pass-through certificates or mortgage-backed bonds.

     o Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Obligations ("REMICs") are types of mortgage-backed securities which provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. The Fund may invest in CMOs and REMICs issued or guaranteed by U.S. Government agencies or instrumentalities. They are issued in two or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgages secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code.

The Fund may invest in securities of any maturity and will adjust its average weighted maturity in response to market conditions. Under normal market conditions, the Fund expects that it will invest primarily in intermediate-term (3-10 years) and long-term (over 10 years) securities and will have a dollar-weighted average maturity of between 3 and 10 years.

MUNICIPAL SECURITIES. The Fund may also invest in taxable and tax-exempt municipal securities which are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. The two types of municipal securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

TO-BE-ANNOUNCED SECURITIES. The Fund may also invest in to-be- announced securities which are paid for and delivered within 15 to 45 days from their date of purchase. In a to-be-announced transaction, the Fund commits to purchasing or selling securities that it does not know all specific information about, particularly the face amount of the securities. The Fund will maintain a segregated account of cash or liquid securities to pay for its to-be-announced securities and this account will be valued daily in order to account for market fluctuations in the value of its to-be-announced commitments.

LOWER RATED SECURITIES. The Fund may invest up to 40% of its assets in debt securities rated below A and may invest up to 20% of its assets in debt securities or unrated securities of equivalent quality, commonly referred to as junk bonds.

TEMPORARY DEFENSIVE PURPOSES. For defensive purposes, the Fund may temporarily invest all of part of its assets in cash and/or short-term obligations, (such as variable amount master demand notes, commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and U.S. Government obligations). When taking such a temporary defensive position, the Fund may not achieve its investment objective.

PRINCIPAL RISK CONSIDERATIONS.

INTEREST RATE RISK. The Fund's yield, share price and total return will fluctuate due to changes in interest rates and other economic developments. Generally, the Fund's share price will increase when interest rates decrease and will decrease when interest rates increase. This effect is usually more pronounced for longer-term securities, such as those held by the Fund.

SPECIAL RISKS OF INVESTING IN MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently than other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.

As interest rates fall, homeowners may refinance their mortgages and prepay their current mortgage. The Fund must then reinvest the proceeds from these prepaid mortgage-backed securities at a time when interest rates are falling, which will reduce the Fund's earnings. Prepayments of mortgage-backed securities may even result in a loss to the Fund if it acquired the security at a discount from par. Prepayments of mortgage-backed securities make it difficult to determine their actual maturity and to calculate how the securities will respond to changes in interest rates.

As interest rates rise, prepayments of mortgage-backed securities may occur more slowly than expected, which may result in an increase in the Fund's portfolio maturity and greater volatility in the Fund's share price.

CREDIT RISK. A deterioration in the financial condition of an issuer of a security or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the Fund's share price to decrease. The Fund's ability to achieve its investment objective depends to a great extent on the ability of an issuer of a security to meet its scheduled payments of principal and interest.

The Fund may purchase securities which are rated below investment-grade, commonly known as junk bonds. While lower rated securities generally have higher yields than securities with higher ratings, they are considered speculative because they have more price volatility and risk than higher rated securities. The prices of lower rated securities are less sensitive to changes in interest rates than higher rated securities. However, lower-rated securities have a greater risk of default by the issuer on its payments of principal and interest and they are more sensitive to economic Lower rated securities are generally traded among a smaller number of broker-dealers, making them not as liquid as other types of securities. Because investors may perceive that there are greater risks associated with lower-rated securities, the yields and prices of these securities may fluctuate more than higher-rated securities. The Adviser believes that the risks of investing in lower-rated securities may be minimized through careful analysis of prospective issuers and the Adviser relies primarily on its own credit analysis. As a result, the Fund's ability to achieve its investment objective may depend to a greater extent on the Adviser's own credit analysis than is otherwise the case with a fund that invests exclusively in higher rated securities.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund, which means that it may invest more than 5% of its assets in the securities of one issuer. This may cause the value of the Fund's shares to be more sensitive to any single economic, business, political or regulatory occurrence than the net asset value of shares in a diversified fund.

HOW TO PURCHASE SHARES
-----------------------

You may open an account with the Fund by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The different account options and minimum investment requirements are listed below.

ACCOUNT OPTIONS

Regular Accounts
----------------
The minimum amount required to open a regular account is $1,000. There are no minimum requirements for additional investments.

Accounts for Countrywide Affiliates
-----------------------------------
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for $50. There are no minimum requirements for additional investments.

Tax-Deferred Retirement Plans
-----------------------------
The minimum amount required to open a tax-deferred retirement plan is $250. There are no minimum requirements for additional investments. You may invest in one of the tax-deferred retirements plans described below if you meet the IRS qualifications for your plan.

   INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"). An IRA is a special type of account that offers tax advantages. You should consult your financial professional to help decide which type of IRA is right for you.

    Traditional IRA - Assets grow tax-deferred and contributions may be deductible. Distributions are taxable in the year made.

    Spousal IRA - An IRA in the name of a non-working spouse by a working spouse.

    Roth IRA - An IRA with tax-free growth of assets and tax-free distributions, if certain conditions are met. Contributions are not deductible.

    Education IRA - An IRA with tax-free growth of assets and tax-free withdrawals for qualified higher education expenses.
Contributions are not deductible.

   KEOGH PLANS. A tax-deferred plan for self-employed individuals.

   QUALIFIED PENSION AND PROFIT-SHARING PLANS FOR EMPLOYEES.
These include profit-sharing plans with a 401(k) provision.

   403(B)(7) CUSTODIAL ACCOUNTS. A tax-deferred account for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

INVESTMENT PLANS

Automatic Investment Plan
-------------------------
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

Direct Deposit Plan
-------------------
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

                         MINIMUM INVESTMENT REQUIREMENTS

                                          Initial     Additional
Regular Accounts                          $1,000       None

Accounts for Countrywide Affiliates       $   50       None

Tax-Deferred Retirement Plans             $  250       None

Automatic Investment Plan                 $   50       $ 50

Direct Deposit Plan                       $1,000       None

OPENING A NEW ACCOUNT

You may open an account directly with the Fund or through your broker-dealer. To open an account directly with the Fund, please follow the steps outlined below.

1.   Complete the Account Application included in this Prospectus.

2. Write a check for your initial investment to the "Intermediate Bond Fund." Mail your completed Account Application and your check to the following address:

                   COUNTRYWIDE FUND SERVICES, INC.
                   P.O. BOX 5354
                   CINCINNATI, OHIO 45201-5354

You may also open an account through your broker-dealer. It is the responsibility of broker-dealers to send properly completed orders. If you open an account through your broker-dealer, you may be charged a fee by your broker-dealer.

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above, by wire or through your broker-dealer. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

POLICIES AND PROCEDURES. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based upon the next public offering price (net asset value plus any applicable sales load) after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of trading on the New York Stock Exchange on any business day, generally 4:00 p.m., Eastern time, are processed at that day's public offering price.
              Purchase orders received from broker-dealers before the close of the regular session of trading on the New York
              Stock Exchange on any business day, generally 4:00 p.m., Eastern time, and transmitted to the Adviser by 5:00 p.m., Eastern time that day, are processed at that day's public offering price.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o        Certificates for shares are not issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

Choosing a Share Class
----------------------

The Fund offers Class A and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales loads and distribution expense amounts. Shares of the Fund purchased before August 1, 1999 are Class A shares. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisers who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales loads or, in the case of purchases of $1 million or more, no initial sales load, you may find Class A shares attractive because similar sales load reductions are not available for Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold with a lower initial sales load so more of the purchase price is immediately invested in the Fund. If you do not plan to hold your shares in the Fund for a long time (less than 5 years), it may be better to purchase Class C shares so that more of your purchase is invested directly in the Fund, although you will pay higher distribution fees. If you plan to hold your shares in the Fund for more than 5 years, it may be better to purchase Class A shares, since after 5 years your accumulated distribution fees may be more than the sales load paid on your purchase.

When determining which class of shares to purchase, you may want to consider the services provided by your financial adviser and the compensation provided to financial advisers under each share class. The Adviser works with many experienced and very qualified financial advisers throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. The Adviser believes that these value-added services can greatly benefit you through market cycles and will work diligently with your chosen financial adviser. The Adviser has a financial adviser referral service available, at no cost, to help you choose a financial adviser in your area, if you do not have one.

Set forth below is a chart comparing the sales loads and distribution fees applicable to each class of shares:


CLASS         SALES LOAD                           DISTRIBUTION
                                                   (12b-1) FEE
-------------------------------------------------------------------------------
A             Maximum of 4.75% initial              0.35%
              sales load reduced for purchases
              of $50,000 and over; shares sold
              without an initial sales load may
              be subject to a 1.00% contingent
              deferred sales load during first
              year if a commission was paid to
              a dealer

C             1.25% initial sales load; 1.00%       1.00%
              contingent deferred sales load
              during first year
-------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales load and the annual expenses are lower.

       Class A Shares
       ---------------
Class A shares are sold at net asset value ("NAV") plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within 1 year after purchase if a commission was paid by the

Adviser to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .35% of the Fund's average daily net assets allocable to Class A shares.

The following table illustrates the initial sales load breakpoints for the purchase of Class A shares for accounts opened after July 31, 1999:

                                    Percentage        Which        Dealer
                                    of Offering Price Equals this  Reallowance
                                    Deducted          Percentage   as Percentage
                                    for Sales         of Your Net  of Offering
Amount of Investment                Load              Investment   Price
--------------------                ----------        ----------   -------------
Less than $50,000                   4.75%             4.99%         4.00%
$50,000 but less than $100,000      4.50              4.72          3.75
$100,000 but less than $250,000     3.50              3.63          2.75
$250,000 but less than $500,000     2.95              3.04          2.25
$500,000 but less than $1,000,000   2.25              2.31          1.75
$1,000,000 or more                  None              None

The following table illustrates the initial sales load breakpoints for the purchase of Class A shares for accounts opened before August 1, 1999:

                                   Percentage         Which        Dealer
                                   of Offering Price  Equals this  Reallowance
                                   Deducted           Percentage   as Percentage
                                   for Sales          of Your Net  of Offering
Amount of Investment               Load               Investment   Price
--------------------               ----------         ----------   ------------
Less than $100,000                 2.00%              2.04%         1.80%
$100,000 but less than $250,000    1.50               1.52          1.35
$250,000 but less than $500,000    1.00               1.01           .90
$500,000 but less than $1,000,000   .75                .76           .65
$1,000,000 or more                                    None          None


Under certain circumstances, the Adviser may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of shares of the Fund and/or other funds in the Countrywide Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from the Adviser. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with simultaneous purchases of Class A shares of other funds in the Countrywide Family of Funds. Dealers should contact the Adviser for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Countrywide Funds will not qualify for payment of the dealer's commission unless the exchange is from a Countrywide Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Countrywide Fund sold with a sales load with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any Countrywide load fund under a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The Countrywide Funds which are sold with a sales load are listed in the "How to Exchange Shares" section of this Prospectus. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Class A shares of the Fund may be purchased at NAV by pension and profit-sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase shares at NAV.

In addition, Class A shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Adviser and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers may also purchase Class A shares of the Fund at NAV if their investment adviser or broker-dealer has made appropriate arrangements with the Trust. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Associations and affinity groups and their members may purchase Class A shares of the Fund at NAV provided that management of these groups or their financial adviser has made arrangements to permit them to do so. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of the Class A shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be notified on the confirmation you receive for your purchase. Redemptions of Class A shares of the Fund held for at least one year will not be subject to the contingent deferred sales load.

      Class C Shares
      --------------
Class C shares are sold with an initial sales load of 1.25% and are subject to a contingent deferred sales load of 1.00% on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the

NAV of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Adviser intends to pay a commission of 2.00% of the purchase amount to your broker at the time you purchase Class C shares.

Additional Information on the Contingent Deferred Sales Load
------------------------------------------------------------

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue
Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

All sales loads imposed on redemptions are paid to the Adviser. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

DISTRIBUTION PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted two separate plans of distribution under which the Fund's two classes of shares may directly incur or reimburse the Adviser for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of each class of shares.

The annual  limitation  for payment of expenses  pursuant to the Class A Plan is
 .35% of the Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of the Fund's average daily net assets allocable to Class C shares. The payments permitted by the Class C Plan fall into two categories. First, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed
 .75% per year of the Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses as described above. The Class C Plan also provides for the payment of an account maintenance fee of up to .25% per year of the Fund's average daily net assets allocable to Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. In the event a Plan is terminated by the Trust in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                 COUNTRYWIDE FUND SERVICES, INC.
                 P.O. BOX 5354
                 CINCINNATI, OHIO 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account. IRA accounts may not be redeemed by telephone.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

BY CHECK. You may open a checking account with the Fund and redeem shares by check. The Transfer Agent will redeem the appropriate number of shares in your account to cover the amount of your check. Checks will be processed at the NAV on the day the check is presented to the Custodian for payment. Shareholders who write checks should keep in mind that the Fund's NAV fluctuates daily. You should be aware that writing a check is a taxable event. Checks may be payable to anyone for any amount, but checks may not be certified.

If the amount of your check is more than the value of the shares held in your account, the check will be returned. The Transfer Agent charges shareholders its costs for each check returned for insufficient funds and for each stop payment.

If you do not write more than six checks during a month, you will not be charged a fee for your checking account. If you write more than six checks during a month, you will be charged $.25 for each additional check written that month. However, there is no charge for any checks written by employees, shareholders and customers (including members of their immediate family) of Countrywide Credit Industries, Inc. or any of its affiliates.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because an initial sales load is incurred whenever purchases are made.

PROCESSING OF REDEMPTIONS

If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption, less any contingent deferred sales load on the redeemed shares. Be sure to review "How to Purchase Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be submitted correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

REDEMPTION POLICIES AND PROCEDURES. In connection with all redemptions of shares of the Fund, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed within 3 days after receipt of a proper request).

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

   o Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account. If the account balance remains below our minimum requirements for 30 days after we notify you (based on the amount of your investment, not on market fluctuations), we may close your account and send you the proceeds, less any applicable contingent deferred sales load.

    o If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without paying a sales load. You must make your reinvestment within 90 days of your redemption and you may only use this privilege once a year.

HOW TO EXCHANGE SHARES
----------------------

Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

Class A shares of the Fund which do not have a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of a fund which offers only one class of shares (provided these shares do not have a contingent deferred sales load). If you paid a sales load on the shares being exchanged, this amount will be credited towards the sales load (if any) on the shares being acquired.

Class C shares of the Fund and Class A shares of the Fund which have a contingent deferred sales load, may be exchanged, based on their per share NAV, for shares of any other fund which has a contingent deferred sales load and for shares of any fund which is a money market fund. You will receive credit for the period of time you held the shares being exchanged when determining whether a contingent deferred sales load will apply, unless your shares were held in a money market fund.

The Countrywide Family of Funds consists of the following funds.

Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

   GROWTH FUNDS                         GROWTH & INCOME FUNDS
   *Growth/Value Fund                   *Equity Fund
   *Aggressive Growth Fund              *Utility Fund

   TAXABLE BOND FUNDS                   TAX-FREE BOND FUNDS
    Adjustable Rate U.S. Government     *Tax-Free Intermediate Term
      Securities Fund                      Fund
   *Intermediate Bond Fund              *Ohio Insured Tax-Free Fund
   *Intermediate Term Government
           Income Fund

   TAXABLE MONEY MARKET FUNDS            TAX-FREE MONEY MARKET FUNDS
   Short Term Government Income Fund     Tax-Free Money Fund
   Institutional Government Income Fund  Ohio Tax-Free Money Fund
   Money Market Fund                     California Tax-Free Money
                                           Fund
                                         Florida Tax-Free Money Fund


You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. An exchange will be treated as a sale of shares and any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

The Fund expects to distribute substantially all of its net investment income monthly and any net realized long-term capital gains at least annually. Management will determine when to distribute any net realized short-term capital gains.

Your distributions will be paid under one of the following options:

         Share Option -       all distributions are reinvested in
                              additional shares.

         Income Option -      income and  short-term  capital gains are
                              paid  in  cash;   long-term   capital   gains  are
                              reinvested in additional shares.

         Cash Option -        all distributions are paid in cash.

Please mark on your Account Application the option you have selected. If you do not select an option, you will receive the Share Option. If you select the Income Option or the Cash Option and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

Distributions will be based on the Fund's NAV on the payable date. If you have received a cash distribution from the Fund, you may reinvest it at NAV (without paying a sales load) at the next determined NAV on the date of your reinvestment. You must make your reinvestment within 30 days of the distribution date and you must notify the Transfer Agent that your distribution is being reinvested under this provision.

TAXES
-----

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund, exchanges among the Countrywide Funds and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------

The Fund is a non-diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of The Western-Southern Life Insurance Company which provides life and health insurance, annuities, mutual funds, asset management and related financial services. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million and .375% of such assets in excess of $250 million.

Scott Weston, Assistant Vice President-Investments of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Weston has been employed by the Adviser since 1992 and has been managing the Fund's portfolio since September 1997.

UNDERWRITER. The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund. The Adviser receives the entire sales load on all direct initial investments in the Fund and on all investments which are not made through a broker.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
-----------------------------------------------------

On each day that the Trust is open for business, the public offering price (NAV plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is processed is based on the next calculation of NAV after the order is placed.

The value of the securities held by the Fund is determined as follows: (1) Securities which have available market quotations are priced according to the most recent bid price quoted by one or more of the major market makers; (2) Securities that do not have available market prices are priced at their fair value using consistent procedures established in good faith by the Board of Trustees.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the financial performance of Class A shares of the Fund during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for periods ending after August 31, 1996 has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request. Information for the period ending August 31, 1996 was audited by other independent accountants.

                                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                    YEAR             YEAR        ONE MONTH        YEAR        PERIOD
                                                   ENDED             ENDED         ENDED         ENDED        ENDED
                                                 SEPT. 30,         SEPT. 30,     SEPT. 30      AUGUST 31,    AUGUST 31,
                                                   1999              1998          1997(A)        1997        1996(B)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         $     10.50       $     10.09    $    10.00     $    9.75    $   10.00
                                               --------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                              0.59              0.62          0.05          0.62         0.57(C)
   Net realized and unrealized gains
       (losses) on investments                       (0.97)             0.41          0.09          0.28        (0.25)(C)
                                               --------------------------------------------------------------------------
Total from investment operations                     (0.38)             1.03          0.14          0.90         0.32
                                               --------------------------------------------------------------------------
Less distributions:
  Dividends from net investment
    income                                           (0.59)            (0.62)        (0.05)        (0.62)       (0.57)
  Distributions from net realized
    gains                                            (0.08)               --            --         (0.03)          --
                                               --------------------------------------------------------------------------
Total distributions                                  (0.67)            (0.62)        (0.05)        (0.65)       (0.57)
                                               --------------------------------------------------------------------------
Net asset value at end of period               $      9.45       $     10.50    $    10.09     $   10.00    $    9.75
                                               ==========================================================================
Total return(D)                                      (3.71)%           10.54%         1.41%         9.48%        3.23%
                                               ==========================================================================
Net assets at end of period (000's)            $    11,687       $    23,718    $   15,671     $  15,114    $  13,357
                                               ==========================================================================
Ratio of net expenses to
   average net assets(E)                              0.95%             0.95%         0.95%(F)      0.85%        0.68%(F)

Ratio of net investment income to
   average net assets                                 5.96%             6.08%         6.18%(F)      6.26%        6.31%(F)

Portfolio turnover rate                                 92%               63%            0%           41%          12%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30.
(B) Represents the period from the commencement of operations (October 3, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.27%, 0.98%, 1.38%(F), 1.53% and 2.04%(F) for the periods ended September 30, 1999, 1998 and 1997, and August 31, 1997 and 1996, respectively.
(F) Annualized.

                                                                                ACCOUNT NO.  ____________________________
                                                                                               (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________

INTERMEDIATE BOND FUND                                                Home Office Address:____________________________
                                                                      Branch Address:_________________________________
[  ]  A Shares (93)                          $____________________    Rep Name & No.:_________________________________
[  ]  C Shares (95)                          $____________________    Rep Signature:__________________________________
___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------
REDUCED SALES CHARGES (CLASS A SHARES ONLY)
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your
Letter of Intent.)

[  ] I agree to the Letter of Intent in the current Prospectus of Countrywide Investment Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________
19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of
Countrywide Investments at least equal to (check appropriate box):
[  ] $50,000         [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Investment Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund
Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that (1) the Social
Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.)  [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Tax-Free
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE INVESTMENT TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
REDEMPTION OPTIONS
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Intermediate Bond Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatic investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street,21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

BOARD OF TRUSTEES
William O. Coleman
Phillip R. Cox
H. Jerome Lerner
Robert H. Leshner
Jill T. McGruder
Oscar P. Robertson
Nelson Schwab, Jr.
Robert E. Stautberg
Joseph S. Stern, Jr.

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, s Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-2538

                         COUNTRYWIDE INVESTMENT TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2000

                        Short Term Government Income Fund
                    Intermediate Term Government Income Fund
                      Institutional Government Income Fund
                 Adjustable Rate U.S. Government Securities Fund
                                Money Market Fund
                             Intermediate Bond Fund

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Countrywide Investment Trust dated February 1, 2000. A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Countrywide Investment Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                TABLE OF CONTENTS
                                                           PAGE

THE TRUST......................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................5

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS.................. 26

INVESTMENT LIMITATIONS....................................... 33

TRUSTEES AND OFFICERS........................................ 42

THE INVESTMENT ADVISER AND UNDERWRITER........................44

DISTRIBUTION PLANS............................................48

SECURITIES TRANSACTIONS.......................................50

PORTFOLIO TURNOVER............................................52

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........53

OTHER PURCHASE INFORMATION....................................55

TAXES.........................................................57

REDEMPTION IN KIND............................................58

HISTORICAL PERFORMANCE INFORMATION............................58

PRINCIPAL SECURITY HOLDERS....................................63

CUSTODIAN.....................................................64

AUDITORS......................................................64

TRANSFER AGENT................................................64

ANNUAL REPORT.................................................66

THE TRUST
---------

         Countrywide Investment Trust (the "Trust"), formerly Midwest Trust, was organized as a Massachusetts business trust on December 7, 1980. The Trust currently offers six series of shares to investors: the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund and the Intermediate Bond Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

      Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

         Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Money Market Fund and the Intermediate Bond Fund, on August 29, 1997, each succeeded to the assets and liabilities of another mutual fund of the same name (referred to individually as a "Predecessor Fund," and collectively as the "Predecessor Funds"), each of which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of the Money Market Fund and the Intermediate Bond Fund and its Predecessor Fund are substantially identical and the financial data and information for periods ended prior to September 1, 1997 relates to the Predecessor Funds.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A shares and Class C shares of the Intermediate Bond Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
--------------------------------------------
         A more  detailed  discussion  of some of the terms used and  investment
policies   described  in  the  Prospectuses  (see  "Investment   Objectives  and
Policies") appears below:

         WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE- ANNOUNCED BASIS. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. In a to-be-announced transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

         The Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

     The Institutional Government Income Fund does not currently intend to invest more than 5% of its net assets in securities purchased on a when-issued or to-be-announced basis. The Intermediate Term Government Income Fund will not invest more than 20% of its net assets in securities purchased on a when- issued or to-be-announced basis. Each of the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund and the Intermediate Bond Fund expects that commitments to purchase when- issued securities will not exceed 25% of the value of its total assets.

         STRIPS. STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, GNMA Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

         STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

         As a matter of current policy that may be changed without shareholder approval, neither the Intermediate Term Government Income Fund nor the Adjustable Rate U.S. Government Securities Fund will purchase STRIPS with a maturity date that is more than 10 years from the settlement of the purchase.

         CUBES. In addition to STRIPS, the Intermediate Bond Fund may also purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the Custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its net assets.

         GNMA   CERTIFICATES.   The   term   "GNMA   Certificates"   refers   to
mortgage-backed securities representing part ownership of a pool of mortgage loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations and insured by either the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. GNMA Certificates are guaranteed by the Government National Mortgage Association and are backed by the full faith and credit of the United States.

         1. The Life of GNMA Certificates. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the GNMA Certificates due to prepayments, refinancing and payments from foreclosures. Thus, the greatest part of principal will usually be paid well before the maturity of the mortgages in the pool. As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, mortgages with high interest rates have experienced accelerated prepayment rates which would indicate a shorter average life.

         2. Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to the GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, the GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

         The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

                  (a) GNMA Certificates may be issued at a premium or discount, rather than at par.

                  (b) After issuance, GNMA Certificates may trade in the secondary market at a premium or discount.

                  (c) Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

                  (d) The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

         3. Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

         FHLMC CERTIFICATES. The term "FHLMC Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation is the leading seller of conventional mortgage securities in the United States. FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank.

         Mortgage loans underlying FHLMC Certificates will consist of fixed rate mortgages with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-family or two-to-four family residential properties. Mortgage interest rates may be mixed in a pool. The seller/ servicer of each mortgage retains a minimum three-eighths of 1% servicing fee, and any remaining excess of mortgage rate over coupon rate is kept by the Federal Home Loan Mortgage Corporation. The coupon rate of a FHLMC Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

         FNMA   CERTIFICATES.   The   term   "FNMA   Certificates"   refers   to
mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal National Mortgage Association.

         The FNMA, despite having U.S. Government agency status, is also a private, for-profit corporation organized to provide assistance in the housing mortgage market. The only function of the FNMA is to provide a secondary market for residential mortgages. Mortgage loans underlying FNMA Certificates reflect a considerable diversity and are purchased from a variety of mortgage originators. They are typically collateralized by conventional mortgages (not FHA-insured or VA-guaranteed). FNMA Certificates are highly liquid and usually trade in the secondary market at higher yields than GNMA Certificates. The coupon rate of a FNMA Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

         COLLATERALIZED MORTGAGE OBLIGATIONS. The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund may invest in Collateralized Mortgage Obligations ("CMOs"). CMOs are fully- collateralized bonds which are the general obligations of the issuer thereof. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued for collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

         In 1983, the Federal Home Loan Mortgage Corporation began issuing CMOs. Since FHLMC CMOs are the general obligations of the FHLMC, it will be obligated to use its general funds to make payments thereon if payments generated by the underlying mortgages are insufficient to pay principal and interest in its CMOs. In addition, CMOs are issued by private entities, such as financial institutions, mortgage bankers and subsidiaries of homebuilding companies. The structural features of privately issued CMOs will vary considerably from issue to issue, and the Adviser will consider such features, together with the character of the underlying mortgage pool and the liquidity and credit rating of the issue. The Adviser will consider privately issued CMOs as possible investments only when the underlying mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities.

         Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities; the first three classes pay interest at their stated rates beginning with the issue date and the final class is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors into the longer- maturity classes receive no principal paydowns.

        One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating-rate CMOs," will be treated as ARMS by the Adjustable Rate U.S. Government Securities Fund. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

         As a matter of current policy that may be changed without shareholder approval, the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund will invest in a CMO tranche either for (1) interest rate hedging purposes subject to the adoption of monitoring and reporting procedures or (2) other purposes where the average tranche life would not change more than 6 years based upon a hypothetical change in time of purchase and on any subsequent test dates (at least annually) thereafter. Testing models employed must assume market interest rates and prepayment speeds at the time the standard is applied. Adjustable rate CMO tranches are exempted from the average life requirements if (i) the rate is reset at least annually,
(ii) the maximum rate is at least 3% higher than the rate at the time of purchase, and (iii) the rate varies directly with the index on which it is based and is not reset as a multiple of the change in such index.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

        The underlying mortgages which collateralize the ARMS in which the Adjustable Rate U.S. Government Securities Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which the Fund invests to be shorter  than the maturities stated in the underlying mortgages.


     INFLATION-INDEXED BONDS. The Intermediate Term Government Income Fund and the Intermediate Term Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

         Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

         If  the  periodic   adjustment  rate  measuring  inflation  falls,  the
principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund will not enter into a repurchase agreement not terminable within seven days if, as result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities. The Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. The Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund and the Intermediate Bond Fund may each lend its portfolio securities. Each of the Institutional Government Income Fund and the Adjustable Rate U.S. Government Securities Fund may make short-term loans of its portfolio securities to banks, brokers and dealers and will limit the amount of its loans to no more than 25% of its net assets. Each of the Money Market Fund and the Intermediate Bond Fund will not make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. Each Fund's lending policies may not be changed without the affirmative vote of a majority of its outstanding shares.

         Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities.

         Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Short Term Government Income Fund, the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund may each borrow money from banks or other persons in an amount not exceeding 10% of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than 15% of its total assets. Each Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

         Each of the Short Term Government Income Fund and the Intermediate Term Government Income Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. Each Fund may pledge assets in connection with borrowings but will not pledge more than 15% of its total assets. Each Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

   The Institutional Government Income may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

   The Money Market Fund and the Intermediate Bond Fund may each borrow from banks or from other lenders (provided there is 300% asset coverage) for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. The Money Market Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. As a matter of operating policy, the Money Market Fund does not intend to purchase securities for investment during periods when the sum of bank borrowings exceed 5% of its total assets. This operating policy is not fundamental and may be changed without shareholder notification.

   Borrowing magnifies the potential for gain or loss on a Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

   The Investment Company Act of 1940 requires the Funds to maintain asset coverage of at least 300% for all borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, a Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

         The Money Market Fund and the Intermediate Bond Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The Adviser, subject to the overall supervision of the Board of Trustees, carefully considers these factors when making investments. The Funds do not limit the amount of their assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign banks are subject to the overall limit of 25% of total assets which may be invested in a single industry.

         COMMERCIAL PAPER. Commercial paper consists of short-term, (usually from one to two hundred seventy days) unsecured promissory notes issued by U.S. corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

         VARIABLE RATE DEMAND INSTRUMENTS. The Funds may purchase variable rate demand instruments. Variable rate demand instruments that the Funds will purchase are variable amount master demand notes that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

     The variable rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. In order to minimize credit risks, the Adviser will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by the Board of Trustees. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from an NRSRO or unrated variable rate demand instruments determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality. If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Adviser may determine, under the direction of the Board of Trustees, that an unrated variable rate demand instrument meets a Fund's quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund's quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

     Each Fund will not invest more than 10% of its net assets (or 15% of net assets with respect to the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund) in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if the Board of Trustees determines that there is no secondary market available for these obligations and all other illiquid securities. The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund's investment portfolio.

     While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed income securities. Each Fund may hold variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

         RESTRICTED SECURITIES. The Money Market Fund and the Intermediate Bond Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933. The absence of a trading market can make it difficult to ascertain a market value of illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities generally can be sold in a privately negotiated transaction, pursuant to an exemption from registration under the securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.

         ASSET-BACKED SECURITIES. The Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund may each invest in various types of adjustable rate securities in the form of asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities. The securitization techniques used in the context of asset-backed securities are similar to those used for mortgage-related securities. Thus, through the use of trusts and special purpose corporations, various types of receivables are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and has been less likely to experience substantial prepayment.

         The Funds' investments in asset-backed securities may include pass-through securities collateralized by Student Loan Marketing Association ("SLMA") guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMS. The underlying loans are originally made by private lenders and are guaranteed by the SLMA. It is the guaranteed loans that constitute the underlying financial assets in these asset-backed securities. There may be other types of asset-backed securities that are developed in the future in which the Funds may invest.

     The Intermediate Bond Fund may invest in asset-backed securities such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables.

     MUNICIPAL SECURITIES. The Money Market Fund and the Intermediate Bond Fund may invest in taxable and tax-exempt municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     GUARANTEED INVESTMENT CONTRACTS. The Money Market Fund may make investments in obligations issued by highly rated U.S. insurance companies, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"). A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

     PRIVATE PLACEMENT INVESTMENTS. The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

         The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Securities and Exchange Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Trustees have delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board of Trustees. The Trustees will monitor and periodically review the Adviser's selection of Rule 144A and Section 4(2) commercial paper as well as any determinations as to its liquidity.

     LOAN PARTICIPATIONS. The Intermediate Bond Fund may invest, subject to an overall 10% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund's overall 15% limitation on illiquid securities.

     ZERO COUPON BONDS. The Intermediate Bond Fund is permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sale of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

     LOWER-RATED SECURITIES. The Intermediate Bond Fund may invest up to 20% of its assets in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including debt securities, convertible securities and preferred stocks and unrated fixed-income securities. Lower rated fixed-income securities, commonly referred to as "junk bonds", are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated fixed-income securities.

     Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by S&P. The Fund may invest in any security which is rated by Moody's or by S&P, or in any unrated security which the Adviser determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative.

     Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Adviser will consider security ratings when making investment decisions in the high yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating agencies. The Adviser's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

     Lower quality fixed-income securities generally produce a higher current yield than do fixed-income securities of higher ratings. However, these fixed-income securities are considered speculative because they involve greater price volatility and risk than do higher rated fixed-income securities and yields on these fixed-income securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated fixed-income securities tend to react differently than the values of higher rated fixed-income securities. The prices of lower rated fixed-income securities are less sensitive to changes in interest rates than higher rated fixed-income securities. Conversely, lower rated fixed-income securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated fixed-income securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated fixed-income securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other fixed-income securities in the Fund's portfolio, the net asset value of the Fund will be negatively affected.

Moreover, as the market for lower rated fixed-income securities is a relatively new one, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated fixed-income securities and disrupting the market for such securities. Fixed-income securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to fixed-income securities rated Caa or lower by Moody's or CCC or lower by S&P. Unrated fixed-income securities generally carry the same risks as do lower rated fixed-income securities.

     Lower rated fixed-income securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated fixed-income securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated fixed-income securities may not be as liquid as Treasury and investment grade bonds. The ability of the Fund to sell lower rated fixed-income securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower rated fixed-income securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

     Because investors may perceive that there are greater risks associated with the lower rated fixed-income securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for fixed-income securities with a higher rating. Changes in perception of issuer's creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     The Adviser believes that the risks of investing in such high yielding, fixed-income securities may be minimized through careful analysis of prospective issuers. Although the opinion of ratings services such as Moody's and S&P is considered in selecting portfolio securities, they evaluate the safety of the principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. The Adviser relies, primarily, on its own credit analysis. This may suggest, however, that the achievement of the Fund's investment objective is more dependent on the Adviser's proprietary credit analysis, than is otherwise the case for a fund that invests exclusively in higher quality fixed-income securities.

     Once the rating of a portfolio security or the quality determination ascribed by the Adviser to an unrated, fixed-income security has been downgraded, the Adviser will consider all circumstances deemed relevant in determining whether to continue to hold the security, but in no event will the Fund retain such security if it would cause the Fund to have 20% or more of the value of its net assets invested in fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or if unrated, are judged by the Adviser to be of comparable quality.

     The Intermediate Bond Fund may also invest in unrated fixed-income securities. Unrated fixed-income securities are not necessarily of lower quality than rated fixed-income securities, but they may not be attractive to as many buyers.

     There is no minimum rating standard for the Fund's investments in the high yield market; therefore, the Fund may at times invest in fixed-income securities not currently paying interest or in default. The Fund will invest in such fixed-income securities where the Adviser perceives a substantial opportunity to realize the Fund's objective based on its analysis of the underlying financial condition of the issuer. It is not, however, the current intention of the Fund to make such investments.

     MAJORITY. The term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS
--------------------------------------------

CORPORATE BONDS.

MOODY'S INVESTORS SERVICE, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

         Aaa - "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

         Aa - "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities."

         A - "Bonds which are rated A possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

   Baa - "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

    Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class."

     B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

   Caa - "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

    Ca - "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

    C - "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S RATINGS GROUP PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

         AAA - "Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong."

         AA - "Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree."

         A - "Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

     BBB - "Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

     BB - "Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating."

    B - "Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating."

     CCC - "Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating."

     CC - "The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating."

     C - "The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued."

     CI - "The rating CI is reserved for income bonds on which no interest is being paid."

     D - "Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized."

DUFF AND PHELPS INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

     AAA - "Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.
Treasury debt."

     AA - "High credit quality.  Protection factors are strong.
Risk is modest but may vary slightly from time to time because of economic conditions."

     A - "Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress."

     BBB - "Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles."

     BB - "Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category."

     B - "Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade."

     CCC - "Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments."

     DD - "Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments."

FITCH INVESTORS SERVICE, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

     AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

     AA - "AA ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

     A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

     BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

    BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

    B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

   CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

     DDD, DD and D - "Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

THOMSON BANKWATCH PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND
RATINGS:

     AAA - "Indicates that the ability to repay principal and interest on a timely basis is extremely high."

     AA - "Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category."

     A - "Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

     BBB - "The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

     BB - "While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations."

     B - "Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis."

     CCC - "Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances."

     CC - "CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization."

     D - "Default."

CORPORATE NOTES.

MOODY'S INVESTORS SERVICE, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE NOTE RATINGS:

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

STANDARD & POOR'S RATINGS GROUP PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE NOTE RATINGS:

SP-1 "Debt rated SP-1 has very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

SP-2 "Debt rated SP-2 has satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER.

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

Prime-1 "Superior capacity for repayment of short-term promissory obligations."

Prime-2 "Strong capacity for repayment of short-term promissory obligations."

Prime-3 "Acceptable ability for repayment of short-term promissory obligations."


DESCRIPTION OF COMMERCIAL PAPER RATINGS OF STANDARD & POOR'S RATINGS GROUP:

 A-1 "This designation indicates that the degree of safety regarding timely payment is very strong."

 A-2 "Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1."

 A-3 "Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations."

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF DUFF & PHELPS, INC.:

DUFF-1 - "Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor."

DUFF-2 - "Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small."

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF THOMSON BANKWATCH:

TBW-1 - "The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis."

TBW-2 - "The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1."

TBW-3 - "The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate."

TBW-4 - "The lowest rating category; this rating is regarded as non-investment grade and therefore speculative."

INVESTMENT LIMITATIONS
----------------------

         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

         THE LIMITATIONS APPLICABLE TO THE SHORT TERM GOVERNMENT INCOME FUND AND THE INTERMEDIATE TERM GOVERNMENT INCOME FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of the Fund's total assets or (b) pursuant to Paragraph (15) of this section. Each Fund may pledge its assets to the extent of up to 15% of the value of its total assets to secure such borrowings.

         2. Underwriting. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         3. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in such securities.

         4. Real Estate. Each Fund will not purchase, hold or deal in real estate, including real estate limited partnership interests.

         5.  Commodities.   Each  Fund  will  not  purchase,  hold  or  deal  in
commodities or commodities futures contracts.

         6. Loans. Each Fund will not make loans to individuals, to any officer or Trustee of the Trust or to its Adviser or to any officer or director of the Adviser (each Fund, however, may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the United States Government or an agency or instrumentality thereof; provided that each Fund will not enter into such repurchase agreements if, as a result thereof, more than 10% of the value of the Fund's total assets at that time would be subject to repurchase agreements maturing in more than seven days). The making of a loan by either Fund does not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, whether or not the purchase was made upon the original issuance of the securities.

         7. Securities of One Issuer. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 25% of the value of the Fund's total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

         8. Securities of One Class. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by a Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer, and all kinds of stock of an issuer preferred over the common stock as to dividends or liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences).

         9. Investing for Control. Each Fund will not invest in companies for the purpose of exercising control or management.

         10. Other Investment Companies. Each Fund will not purchase securities issued by any other investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary brokers' commission or (b) where such purchase, not made in the open market, is part of a plan of merger or consolidation or acquisition of assets; provided that each Fund shall not purchase the securities of any investment companies or investment trusts if such purchase at the time thereof would cause more than 10% of the value of the Fund's total assets to be invested in the securities of such issuers, and provided further, that each Fund shall not purchase securities issued by any other open-end investment company.

         11. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin," except that the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales or redemption of securities.

         12. Common Stocks. Each Fund will not invest in common stocks.

         13. Options. Each Fund will not engage in the purchase or sale of put or call options.

         14. Short Sales. Each Fund will not sell any securities short.

         15. When-Issued Purchases. The Funds will not make any commitment to purchase securities on a when-issued basis except that the Intermediate Term Government Income Fund may make such commitments if no more than 20% of the Fund's net assets would be so committed.

         16. Concentration. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         17. Mineral Leases. The Funds will not purchase oil, gas or other mineral leases or exploration or development programs.

         18. Senior Securities. Each Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that a Fund may engage in may be deemed to be an issuance of a senior security.

         THE LIMITATIONS APPLICABLE TO THE INSTITUTIONAL GOVERNMENT INCOME FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         5. Real Estate. The Fund will not purchase, hold or deal in real estate.

         6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the U.S. Government obligations in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

         8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of securities in which the Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto.

         12. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

         13. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

         THE LIMITATIONS APPLICABLE TO THE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets or (b) pursuant to Paragraph (15) of this section. The Fund may pledge its assets to the extent of up to 15% of the value of its total assets to secure such borrowings.

         2. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         3. Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

         4. Real Estate. The Fund will not purchase, hold or deal in real estate, including real estate limited partnerships.

         5. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts.

         6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

         7. Securities of One Issuer. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

         8. Securities of One Class. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

         9. Investing for Control. The Fund will not invest in companies for the purpose of exercising control or management.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin," except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales or redemption of securities.

         12. Common Stocks. The Fund will not invest in common stocks.

         13. Options. The Fund will not engage in the purchase or sale of put or call options.

         14. Short Sales. The Fund will not sell any securities short.

         15. When-Issued Purchases. The Fund will not make any commitment to purchase securities on a when-issued or to-be- announced basis if more than 25% of the Fund's net assets would be so committed.

         16. Concentration. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         17. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

         18. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

         19. Unseasoned Issuers. The Fund will not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years if more than 5% of the value of the Fund's total assets would be so committed.

         THE   LIMITATIONS   APPLICABLE   TO  THE  MONEY  MARKET  FUND  AND  THE
INTERMEDIATE BOND FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. Each Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

         2. Underwriting. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         3. Real Estate. Each Fund will not purchase, hold or deal in real estate.

         4. Concentration. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         5. Commodities. Each Fund will not purchase, hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

         6. Loans. Each Fund will not make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

         7. Options. Each Fund will not engage in the purchase or sale of put or call options.

         8. Senior Securities. Each Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Funds may engage in may be deemed to be an issuance of a senior security.

         The Money Market Fund has adopted the following additional investment limitation, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

     In addition, the Money Market Fund may not invest more than 25% of its total assets in a particular industry, except that the Fund may invest more than 25% of total assets in the securities of banks. Currently, the Securities and Exchange Commission defines the term "bank" to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. Government or any of its agencies or instrumentalities. The Fund does not consider utilities or companies engaged in finance generally to be one industry. Finance companies will be considered a part of the industry they finance (e.g., GMAC-auto; VISA-credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         THE FOLLOWING INVESTMENT LIMITATIONS OF THE MONEY MARKET FUND AND THE INTERMEDIATE BOND FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

         1. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Intermediate Bond Fund's net assets or 10% of the value of the Money Market Fund's net assets would be invested in such securities.

         2. Other Investment Companies. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

         3. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities.

         4. Short Sales. Each Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

         With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The Institutional Government Income Fund does not intend to invest in obligations issued by territories and possessions of the United States, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto. The Short Term Government Income Fund and the Intermediate Term Government Income Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of a Fund's net assets would be invested in such securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Although not a fundamental policy, portfolio investments and transactions of the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund and the Adjustable Rate U.S. Government Securities Fund will be limited to those investments and transactions permissible for Federal credit unions pursuant to 12 U.S.C. Section 1757(7) and (8) and 12 CFR Part 703. If this policy is changed as to allow the Funds to make portfolio investments and engage in transactions not permissible for Federal credit unions, the Trust will so notify all Federal credit union shareholders.

TRUSTEES AND OFFICERS
---------------------

         The following is a list of the Trustees and executive officers of the Trust, their compensation from the Trust and their aggregate compensation from the Western-Southern complex of mutual funds for the fiscal year ended September 30, 1999. Messrs. Coleman, Cox, Schwab and Stautberg did not receive any compensation from the Trust during the fiscal year since they did not begin serving as Trustees until October 29, 1999. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Countrywide Tax-Free Trust and Countrywide Strategic Trust.
                                                                   AGGREGATE
                                                                 COMPENSATION
                                                  COMPENSATION        FROM
                                POSITION             FROM       WESTERN-SOUTHERN
NAME                     AGE       HELD              TRUST           COMPLEX(1)
-----                    ---     --------         ------------     -------------
 William O. Coleman      70      Trustee           $      0           $      0
 Phillip R. Cox          52      Trustee                  0             10,000
+H. Jerome Lerner        61      Trustee              5,000             15,000
*Robert H. Leshner       60      President/Trustee        0                  0
*Jill T. McGruder        44      Trustee                  0                  0
+Oscar P. Robertson      60      Trustee              5,000             15,000
 Nelson Schwab, Jr.      81      Trustee                  0                  0
 Robert E. Stautberg     65      Trustee                  0             10,000
 Joseph S. Stern, Jr.    81      Trustee                  0             10,000
 Maryellen Peretzky      47      Vice President           0                  0
 Tina D. Hosking         31      Secretary                0                  0
 Theresa M. Samocki      30      Treasurer                0                  0

 (1) The Western-Southern complex of mutual funds consists of six series of the Trust, six series of Countrywide Tax-Free Trust, four series of Countrywide Strategic Trust, eight series of Touchstone Series Trust and eight series of Touchstone Variable Series Trust.

  * Mr. Leshner, as President and a director of Countrywide Investments, Inc. and Ms. McGruder, as a director of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

 +         Member of Audit Committee.

           The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     WILLIAM O. COLEMAN, 2 Noel Lane, Cincinnati, Ohio is a retired General Sales Manager and Vice President of The Procter & Gamble Company and a trustee of The Procter & Gamble Profit Sharing Plan and The Procter & Gamble Employee Stock Ownership Plan. He is a director of LCA Vision (a laser vision correction institute) and a trustee of Touchstone Series Trust and Touchstone Variable Series Trust (registered investment companies).

         PHILLIP R. COX, 105 East Fourth Street, Cincinnati, Ohio is
President and Chief Executive Officer of Cox Financial Corp. (a financial services company). He is a director of the Federal Reserve Bank of Cleveland, Cincinnati Bell Inc., PNC Bank N.A. and Cinergy Corporation. He is also a trustee of Touchstone Series Trust and Touchstone Variable Series Trust.

   H. JEROME LERNER, 7149 Knoll Road,  Cincinnati,  Ohio is a principal of
HJL Enterprises and is Chairman of Crane Electronics, Inc. (a manufacturer of electronic connectors). He is also a director of Slush Puppy Inc. (a manufacturer of frozen beverages) and Peerless Manufacturing (a manufacturer of bakery equipment).

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is
President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust), Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Investments, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.), Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer). He is also President and a Trustee of Countrywide Strategic Trust and Countrywide Tax-Free Trust, registered investment companies.

         JILL T. McGRUDER, 311 Pike Street, Cincinnati, Ohio is
President, Chief Executive Officer and a director of IFS Financial Services, Inc. (a holding company), Touchstone Advisors, Inc. (a registered investment adviser) and Touchstone Securities, Inc. (a registered broker-dealer). She is a Senior Vice President of The Western-Southern Life Insurance Company and a director of Capital Analysts Incorporated (a registered investment adviser and broker-dealer), Countrywide Financial Services, Inc., Countrywide Investments, Inc., CW Fund Distributors, Inc. and Countrywide Fund Services, Inc. She is also President and a director of IFS Agency Services, Inc. and IFS Insurance Agency, Inc. (insurance agencies). Until December 1996, she was National Marketing Director of Metropolitan Life Insurance Co. From 1991 until 1996, she was Vice President of Touchstone Advisors, Inc. and IFS Financial Services, Inc.

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         NELSON SCHWAB, JR., 511 Walnut Street, Cincinnati, Ohio is Senior Counsel of Graydon, Head & Ritchey (a law firm). He is a director of Rotex, Inc. (a machine manufacturer), The Ralph J. Stolle Company and Security Rug Cleaning Company. He is also a trustee of Touchstone Series Trust and Touchstone Variable Series Trust.

         ROBERT E. STAUTBERG, 4815 Drake Road, Cincinnati, Ohio is a retired partner and director of KPMG Peat Marwick LLP. He is Chairman of the Board of Trustees of Good Samaritan Hospital and a trustee of Touchstone Series Trust and Touchstone Variable Series Trust.

         JOSEPH S. STERN, JR., 3 Grandin Place, Cincinnati, Ohio is a retired Professor Emeritus of the University of Cincinnati College of Business. He is also a Trustee of Touchstone Series Trust and Touchstone Variable Series Trust.

         TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio is Vice
President and Associate General Counsel of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Secretary of Countrywide Tax-Free Trust and Countrywide Strategic Trust.

         THERESA M. SAMOCKI, 312 Walnut Street, Cincinnati, Ohio is Vice President-Fund Accounting of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Treasurer of Countrywide Tax-Free Trust and Countrywide Strategic Trust.

      Each Trustee, except for Mr. Leshner and Ms. McGruder, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Tax-Free Trust and Countrywide Strategic Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------

     Countrywide Investments, Inc. (the "Adviser") is the Funds' investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc. (a registered investment adviser). Fort Washington Investment
Advisors, Inc. is a wholly-owned subsidiary of The Western-Southern Life Insurance Company which provides life and health insurance, annuities, mutual funds, asset management and related financial services. Mr. Leshner and Ms. McGruder are deemed to be affiliates of the Adviser by reason of their positions as President/Director and Director, respectively, of the Adviser. Mr. Leshner and Ms. McGruder, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser is responsible for the management of the Funds' investments. The Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund and the Intermediate Bond Fund each pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets up to $50,000,000, .45% of such assets from $50,000,000 to $150,000,000, .4% of such assets from $150,000,000 to $250,000,000 and .375%
of such assets in excess of $250,000,000. The Institutional Government Income Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .2% of its average daily net assets. The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         Set forth below are the advisory fees paid by the Funds during the fiscal years ended September 30, 1999, 1998 and 1997.

                                                   1999      1998     1997
                                                   ----      ----     ----

Short Term Government Income Fund                  522,067   459,485   476,697
Intermediate Term Government Income Fund           231,334   251,601   274,084
Institutional Government Income Fund(1)             91,227   100,484   100,101
Adjustable Rate U.S. Govt. Securities Fund(2)       48,923    72,130    79,473
Money Market Fund(3)                               137,483   312,309       --
Intermediate Bond(4)                                77,965   112,811       --

(1) The Adviser voluntarily waived $33,050, $23,440 and $22,972 of its fees for the fiscal years ended September 30, 1999, 1998 and 1997, respectively, in order to reduce the operating expenses of the Fund.
(2) The Adviser voluntarily waived all of its fees for the fiscal years ended September 30, 1999, 1998 and 1997 and reimbursed the Fund for $53,400 and $16,687 of expenses for the fiscal years ended September 30, 1999 and 1998, respectively, in order to reduce the operating expenses of the Fund.
(3) The Adviser voluntarily waived $127,666 of its fees for the fiscal year ended September 30, 1999 in order to reduce the operating expenses of the Fund.
(4) The Adviser voluntarily waived $49,390 and $7,205 of its fees for the fiscal years ended September 30, 1999 and 1998, respectively, in order to reduce the operating expenses of the Fund.

         Prior to August 29, 1997, the investment adviser of the Predecessor Money Market Fund and the Predecessor Intermediate Bond Fund was Trans Financial Bank, N.A. (the "Predecessor Adviser"). For the fiscal period ended August 31, 1997, the Predecessor Money Market Fund accrued advisory fees of $188,896; however, the Predecessor Adviser voluntarily waived $130,362 of such fees during the fiscal year ended August 31, 1997 in order to reduce the operating expenses of the Fund. For the fiscal period ended August 31, 1997, the Predecessor
Intermediate  Bond  Fund  accrued  advisory  fees  of  $60,906;   however,   the
Predecessor Adviser waived its entire advisory fee and reimbursed the Predecessor Fund for $43,624 of expenses during the fiscal year ended August 31, 1997 in order to reduce the operating expenses of the Fund.

         The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Adviser are paid by the Adviser.

         By their terms, the Funds' investment advisory agreements remain in force until October 28, 2001 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Intermediate Term Government Income Fund and the Intermediate Bond Fund. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. For the fiscal year ended September 30, 1999, the aggregate commissions on sales of the Intermediate Term Government Income Fund's shares were $20,561, of which the Adviser paid $13,878 to unaffiliated broker-dealers in the selling network, earned $5,262 as a broker-dealer in the selling network and retained $1,421 in underwriting commissions. For the fiscal year ended September 30, 1999, the aggregate commissions on sales of the Intermediate Bond Fund's shares were $6,920 of which the Adviser paid $4,058 to unaffiliated broker-dealers in the selling network, earned $2,237 as a broker-dealer in the selling network and retained $624 in underwriting commissions. For the fiscal year ended September 30, 1999, the aggregate commissions on sales of the Adjustable Rate U.S. Government Securities Fund's shares were $14,323, of which the Adviser paid $12,773 to unaffiliated broker-dealers in the selling network, earned $218 as a broker-dealer in the selling network and retained $1,332 in underwriting commissions. For the fiscal year ended September 30, 1998, the aggregate commissions on sales of the Intermediate Term Government Income Fund's shares were $22,767, of which the Adviser paid $17,566 to unaffiliated broker-dealers in the selling network, earned $3,762 as a broker-dealer in the selling network and retained $1,439 in underwriting commissions. For the fiscal year ended September 30, 1998, the aggregate commissions on sales of the Intermediate Bond Fund's shares were $3,059, of which the Adviser paid $1,630 to unaffiliated broker-dealers in the selling network, earned $1,123 as a broker-dealer in the selling network and retained $306 in underwriting commissions. For the fiscal year ended September 30, 1998, the aggregate commissions on sales of the Adjustable Rate U.S. Government Securities Fund's shares were $15,945, of which the Adviser paid $14,237 to unaffiliated broker-dealers in the selling network, earned $436 as a broker-dealer in the selling network and retained $1,272 in underwriting commissions. For the fiscal year ended September 30, 1997, the aggregate commissions on sales of the Intermediate Term Government Income Fund's shares were $14,314, of which the Adviser paid $10,905 to unaffiliated broker-dealers in the selling network, earned $2,847 as a broker-dealer in the selling network and retained $562 in underwriting commissions. For the fiscal year ended September 30, 1997, the aggregate commissions on sales of the Intermediate Bond Fund's shares were $188 of which the Adviser earned $168 as a broker-dealer in the selling network and retained $20 in underwriting commissions. For the fiscal year ended September 30, 1997, the aggregate commissions on sales of the Adjustable Rate U.S. Government Securities Fund's shares were $16,854, of which the Adviser paid $14,595 to unaffiliated broker-dealers in the selling network, earned $806 as a broker-dealer in the selling network and retained $1,453 in underwriting commissions.

         The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

    CLASS A SHARES -- As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .35% of the average daily net assets of the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund and Class A shares of the Intermediate Bond Fund and .10% of the average daily net assets of the Institutional Government Income Fund. Unreimbursed expenses will not be carried over from year to year.

         For the fiscal year ended September 30, 1999, the aggregate distribution-related expenditures of the Short Term Government Income Fund ("STF"), the Intermediate Term Government Income Fund ("ITF"), the Institutional Government Income Fund ("IGF"), the Adjustable Rate U.S. Government Securities Fund ("ARM"), the Money Market Fund ("MMF") and the Intermediate Bond Fund ("IBF") under the Class A Plan were $147,856, $61,623, $2,503, $4,048,

$5,128 and $5,468, respectively.  Amounts were spent as follows:

                                 STF          ITF         IGF          ARM           MMF           IBF
Printing and mailing
  of prospectuses and
  reports to prospective
  shareholders......           $ 4,356      $ 4,123       $ 2,503       $ 4,048     $ 5,128      $ 5,468
Payments to broker-
  dealers and others
  for the sale or
  retention of assets          143,500       57,500          --            --            --           --
Advertising and
  promotion..........             --            --           --            --            --           --

                               $147,856      $61,623       $2,503       $4,048       $5,128         $5,468
                               ========      =======       ======       ======       ======         ======

         CLASS C SHARES (INTERMEDIATE BOND FUND ONLY) -- The Intermediate Bond Fund has also adopted a plan of distribution (the "Class C Plan") with respect to the Fund's Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of its Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by its clients, in addition to the .25% account maintenance fee described above. Class C shares of the Intermediate Bond Fund did not incur any distribution expenses during the fiscal year ended September 30, 1999.

         GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

         The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the

Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Intermediate Bond Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Robert H. Leshner and Jill T. McGruder, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
------------------------
         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions were paid by the Funds during the last three fiscal years.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if it is determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds or the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

         During the fiscal year ended September 30, 1999, the Money Market Fund acquired securities of the Trust's regular broker-dealers as follows: Morgan Stanley, Dean Witter, Discover & Co. corporate notes $150,000 par value, the market value of which was $150,136 as of September 30, 1999; Merrill Lynch & Company corporate notes $420,000 par value, the market value of which was $421,309 as of September 30, 1999; Bear Stearns & Co., Inc. corporate notes, $250,000 par value, the market value of which was $251,008 as of September 30, 1999.

         During the fiscal year ended September 30, 1999, the Funds entered into repurchase transactions with the following entities who may be deemed to be regular broker-dealers of the Trust as defined under the Investment Company Act of 1940: Banc One Capital Markets, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley, Dean Witter & Co., Nesbitt-Burns Securities Inc. and Prudential-Bache Securities Inc.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security. The Code of Ethics adopted by the Trust and the Adviser are on public file with, and are available from, the Securities and Exchange Commission.

PORTFOLIO TURNOVER
------------------
         The Adviser intends to hold the portfolio securities of the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

         The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund do not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser, a favorable yield spread exists between specific issues or different market sectors.

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         The share price (net asset value) and the share price of the shares of the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund is determined as of 12:30 p.m. and 4:00 p.m., Eastern time, on each day the Trust is open for business. The share price (net asset value) of the shares of the Adjustable Rate U.S. Government Securities Fund and the share price and the public offering price (net asset value plus applicable sales load) of the shares of the Intermediate Term Government Income Fund and the Intermediate Bond Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Short Term Government Income Fund, the Institutional Government Income Fund or the Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund.

         Pursuant to Rule 2a-7, the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible. The maturity of U.S. Government obligations which have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

         The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of each Fund's portfolio holdings by the Board of Trustees to determine whether a Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

         While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Short Term Government Income Fund, the Institutional Government Income Fund or the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

         Portfolio securities held by the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund or the Intermediate Bond Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

OTHER PURCHASE INFORMATION
--------------------------
         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----
         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of September 30, 1999, the Intermediate Term Government Income Fund, the Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Money Market Fund had capital loss carryforwards for federal income tax purposes of $2,354,472, $22,343, $1,309,556 and $6,403, respectively. In addition, the Intermediate Bond Fund, the Adjustable Rate U.S. Government Securities Fund and the Money Market Fund elected to defer until the September 30, 2000 tax year $429,852, $3,127 and $4,941, respectively, of capital losses incurred after October 31, 1998. These capital loss carryforwards and "post-October" losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------


         Yield quotations on investments in the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows:
Effective yield = (base period return + 1)365/7 -1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund do not normally recognize unrealized gains and losses under the amortized cost valuation method). The Short Term Government Income Fund's current and effective yields for the seven days ended September 30, 1999 were 4.23% and 4.32%, respectively. The Institutional Government Income Fund's current and effective yields for the seven days ended September 30, 1999 were 4.93% and 5.05%, respectively. The Money Market Fund's current and effective yields for the seven days ended September 30, 1999 were 4.84% and 4.96%, respectively.

         From time to time, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund
may  advertise  average  annual  total  return.   Average  annual  total  return
quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                        P (1 + T)n = ERV
Where:
P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund for the periods ended September 30, 1999 are as follows:

Intermediate Term Government Income Fund
----------------------------------------
1 Year                                                       -6.59%
5 Years                                                       5.33%
10 Years                                                      6.13%

Adjustable Rate U.S. Government Securities Fund
-----------------------------------------------
1 Year                                                        5.22%
5 Years                                                       5.41%
Since Inception (February 10, 1993)                           4.82%

Intermediate Bond Fund (Class A)
---------------------------------
1 Year                                                       -8.28%
Since Inception (October 3, 1995)                             3.83%

         The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end sales load for the Intermediate Term Government Income Fund and the Intermediate Bond Fund which, if included, would reduce total return. The total returns of the Intermediate Term Government Income Fund ("ITF"), the Adjustable Rate U.S. Government Securities Fund ("ARM") and the Intermediate Bond Fund-Class A ("IBF") as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                             ITF             ARM             IBF
Period Ended                 ---             ---             ---
------------------
September 30, 1990          5.31%
September 30, 1991         14.19%
September 30, 1992         13.27%
September 30, 1993         10.15%           2.90%(1)
September 30, 1994         -6.76%           2.09%
September 30, 1995         12.52%           5.33%
September 30, 1996         3.55%            6.32%            4.16%(2)
September 30, 1997         7.74%            6.34%           10.04%
September 30, 1998         10.54%           3.88%           10.54%
September 30, 1999         -1.93%           5.22%           -3.71%

(1)   From date of initial public offering on February 10, 1993

(2)   From date of initial public offering on October 3, 1995

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund (excluding sales loads) for the periods ended September 30, 1999 are as follows:

Intermediate Term Government Income Fund
1 Year                                                         -1.93%
3 Years                                                         5.32%
5 Years                                                         6.36%
10 Years                                                        6.65%
Since Inception (February 6, 1981)                              8.24%

Adjustable Rate U.S. Government Securities Fund
1 Year                                                          5.22%
3 Years                                                         5.14%
5 Years                                                         5.41%
Since Inception (February 10, 1993)                             4.82%

Intermediate Bond Fund (Class A)
1 Year                                                         -3.71%
3 Years                                                         5.41%
Since Inception (October 3, 1995)                               5.10%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund may advertise their yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                               Yield = 2[a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yield of the Intermediate Term Government Income Fund for September 1998 was 4.40%. The yield of the Adjustable Rate U.S. Government Securities Fund for September 1998 was 5.28%. The yield of the Intermediate Bond Fund for September 1998 was 5.28%.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A and Class C shares of the Intermediate Bond Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         IBC Financial Data Inc.'s Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Short Term Government Income Fund may compare performance rankings with money market funds appearing in the Taxable U.S. Treasury & Repo Funds category. The Institutional Government Income Fund may compare performance rankings with money market funds appearing in the Taxable Institutional Government Funds category. The Money Market Fund may compare performance rankings with money market funds appearing in the First Tier Taxable category.

         Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Short Term Government Income Fund may provide comparative performance information appearing in the U.S. Government Money Market Funds category, the Intermediate Term Government Income Fund may provide comparative performance information appearing in the Intermediate U.S. Government Funds category, the Institutional Government Income Fund may provide comparative performance information appearing in the Institutional U.S. Government Money Market Funds category, the Adjustable Rate U.S. Government Securities Fund may provide comparative performance information appearing in the Adjustable Rate Mortgage Funds category, the Money Market Fund may provide comparative performance information appearing in the Money Market Funds category and the Intermediate Bond Fund may provide comparative performance information appearing in the Intermediate Investment Grade Debt Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

         As of November 12, 1999, Amivest Corporation, P.O. Box 370 Cooper Station, New York, New York owned of record 29.1% of the outstanding shares of the Intermediate Bond Fund. Amivest Corporation may be deemed to control the Intermediate Bond Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of such date. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

     As of November 12, 1999, Citizens Business Bank, Trustee FBO Countrywide Credit Industries, Inc., P.O. Box 671, Pasadena, California owned of record 14.5% of the outstanding shares of the Intermediate Term Government Income Fund; Scudder Trust Company FBO Countrywide Credit Industries Tax Deferred Savings & Supplemental Investment Plan, 5375 Mira Sorrento, San Diego, California owned of record 21.8% of the outstanding shares of the Institutional Government Income Fund; Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio owned of record 6.7% of the outstanding shares of the Institutional Government Income Fund; Bear Stearns & Co. FBO a customer, One Metrotech Center North, Brooklyn, New York owned of record 5.7% of the outstanding shares of the

Institutional Government Income Fund; Warren W. and Betty M. Rosenthal Trust, Betty M. Rosenthal Trustee, P.O. Box 54826, Lexington, Kentucky owned of record 10.3% of the outstanding shares of the Adjustable Rate U.S. Government Securities Fund; First Trust Corporation, P.O. Box 173736, Denver, Colorado owned of record 13.0% of the outstanding shares of the Adjustable Rate U.S. Government Securities Fund; McCracken County Board of Education, 260 Bleich Road, Paducah, Kentucky owned of record 10.3% of the outstanding shares of the Adjustable Rate U.S. Government Securities Fund; Scudder Trust Company FBO Countrywide Credit Industries Tax Deferred Savings & Supplemental Investment Plan, 5375 Mira Sorrento, San Diego, California owned of record 6.6% of the outstanding shares of the Adjustable Rate U.S. Government Securities Fund; James Money Market Account FBO its Customers, 312 Walnut Street, Cincinnati, Ohio owned of record 11.2% of the outstanding shares of the Money Market Fund; National Investor Services Corp. FBO The Exclusive Benefit of its Customers, 55 Water Street, New York, New York owned of record 7.4% of the outstanding shares of the Money Market Fund and BAND & Co. c/o Firstar East, P.O. Box 1787, Milwaukee, Wisconsin owned of record 22.9% of the outstanding Class A shares of the Intermediate Bond Fund.

         As of November 12, 1999, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

CUSTODIAN
---------
         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for each Fund's investments. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from each Fund a base fee at the annual rate of
 .005% of average net assets (subject to a minimum annual fee of $1,500 per Fund and a maximum fee of $5,000 per Fund) plus transaction charges for each security transaction of the Funds.

AUDITORS
--------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending September 30, 2000. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

TRANSFER AGENT
-------------
         The Trust's transfer agent, Countrywide Fund Services, Inc.
("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from each of the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund and $21 per account from each of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund, provided, however, that the minimum fee is $1,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund and the Money Market Fund each pay CFS a fee in accordance with the following schedule:

             ASSET SIZE OF FUND                         MONTHLY FEE
         $          0 - $ 50,000,000                    $2,000
         $ 50,000,000 - $100,000,000                    $2,500
         $100,000,000 - $200,000,000                    $3,000
         $200,000,000 - $300,000,000                    $3,500
                   Over $300,000,000                    $4,500*

The Intermediate Bond Fund pays CFS a fee in accordance with the following schedule:

             ASSET SIZE OF FUND                         MONTHLY FEE
         $          0 - $ 50,000,000                    $3,000
         $ 50,000,000 - $100,000,000                    $3,500
         $100,000,000 - $200,000,000                    $4,000
         $200,000,000 - $300,000,000                    $4,500
                   Over $300,000,000                    $5,500*

The Adjustable Rate U.S. Government Securities Fund pays CFS a fee in accordance with the following schedule:

             ASSET SIZE OF FUND                         MONTHLY FEE
         $          0 - $ 50,000,000                      $2,500
         $ 50,000,000 - $100,000,000                      $3,000
         $100,000,000 - $200,000,000                      $3,500
         $200,000,000 - $300,000,000                      $4,000
                   Over $300,000,000                      $5,000*

* Subject to an additional fee of .001% of average daily net assets in excess of $300 million.

In addition, each Fund pays all costs of external pricing services.

         CFS is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

ANNUAL REPORT
-------------
         The Funds' financial statements as of September 30, 1999 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                            ANNUAL REPORT


                        Short Term Government
                             Income Fund


                                  o


                      Institutional Government
                             Income Fund


                                  o


                          Money Market Fund


                                  o


                       Intermediate Bond Fund


                                  o


                    Intermediate Term Government
                             Income Fund


                                  o


                           Adjustable Rate
                   U.S. Government Securities Fund

INTERMEDIATE BOND FUND
MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
During the fiscal year, the Intermediate Bond Fund continued to shift its focus from an income orientation to a total return orientation. While we have worked to change the profile of the Fund, it has been difficult to move out of certain securities. As a result, the Fund at fiscal year-end maintained a substantial position in high yielding, intermediate to longer-maturity premium corporate bonds, a segment that has lagged the general improvement experienced by investment grade corporate bonds. For the year ended September 30, 1999, the Fund's total return (excluding the impact of applicable sales loads) was -3.71%, as compared to 0.63% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

Since the beginning of the fiscal year, we have sold almost $8 million in corporate securities, some of which fit the income-oriented profile. While we have reduced our overall exposure to corporates by over 30%, many of the remaining positions still have an income orientation. It is our intention to continue to cycle out of most of these positions so that we may purchase corporate securities with better total return profiles.

Interest rate spreads in the investment grade, fixed-income arena ended the fiscal year mostly unchanged. Day-to-day volatility, however, was not for the faint of heart. Spread performance in the corporate sector was similar to that of the mortgage sector with spreads widening dramatically early in the fiscal year, then narrowing through December and January as volatility declined and interest rates settled into a range. In late June, a vigilant Federal Reserve, concerned over tight labor markets and a robust economy, pushed interest rates higher. This, combined with fresh memories of the 1998 liquidity crisis, fostered uncertainty and resulted in much wider spreads. With such wide swings in relative valuation, sector positioning was critical to performance during the year.

Late in the fiscal year, we slightly reduced the Fund's duration, bringing it in line with our peers. The Fund currently maintains a slight overweight in the mortgage-backed sector, at approximately 33% versus a target weighting of 30%. Going forward, we will look to reallocate our exposure to mortgage-backed securities, selling 30-year collateral for a position in hybrid adjustable-rate mortgages where there is compelling relative value. We also plan to continue to work out of income-oriented corporate bonds in favor of high-quality, global corporate deals where liquidity and performance appears greatest. We expect to maintain a neutral to slightly short duration as the overall trend in interest rates remains bearish.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX

Intermediate Bond Fund Average Annual Total Returns:

                  1 Year                    Since Inception*
                  (8.28)%                         3.83%

         Lehman Brothers Intermediate
         Government/Corporate Bond Index             Intermediate Bond Fund
--------------------------------------------------------------------------------
10/95               10000                                     9525
                    10352                                     9756
                    10266                                     9730
                    10331                                     9816
9/96                10515                                     9921
                    10772                                    10212
                    10760                                    10161
                    11078                                    10564
9/97                11377                                    10917
                    11620                                    11194
                    11802                                    11351
                    12025                                    11593
9/98                12565                                    12068
                    12601                                    11962
                    12577                                    11782
                    12527                                    11603
9/99                12642                                    11621

Past performance is not predictive of future performance.

*Fund inception was October 3, 1995.


4 - Countrywide Investments

INTERMEDIATE TERM GOVERNMENT INCOME FUND MANAGEMENT
DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
Fiscal year 1999 was a difficult year in the fixed-income markets as intermediate-term Treasury yields increased by approximately 1.5%. During this period, however, there were many opportunities to capitalize on trades of relative value, as sector volatility was extremely high. Generally, short-duration funds fared well while the spike in interest rates pressured intermediate and long-term funds. For the fiscal year ended September 30, 1999, the Intermediate Term Government Income Fund's total return (excluding the impact of applicable sales loads) was -1.93%, as compared to 0.78% for the Lehman Brothers Intermediate Government Bond Index.

During the fiscal year, we witnessed dramatic changes in the basis, or spread, of mortgage-backed securities (MBS), corporate securities and agency debentures. Option-adjusted spreads on MBS widened from 80 basis points (bps) to 160 bps early in the year, then recovered to 80 bps by May of 1999, one example of the dramatic change in relative value in the non-Treasury sectors. With such wide swings in relative valuation, sector positioning was critical to performance during the fiscal year.

The Fund's prospectus was amended to provide for greater use of government MBS. We began allocating assets to the mortgage sector early in 1999, but missed a substantial portion of the rally experienced in this sector. This reallocation, combined with the Fund's slightly longer duration relative to its peer group, hindered performance in mid-1999 as interest rates continued to climb and spreads on MBS temporarily widened. Since then, we have shortened the Fund's duration and further bolstered our exposure to the mortgage sector. The Fund currently maintains an exposure of approximately 26% to MBS, just shy of our target exposure of 30%.

With inflation showing signs of life, consumption strong and the Federal Reserve now maintaining a tightening bias, Treasuries are likely to remain under pressure. Recent uncertainty regarding the Fed has fostered volatility in the fixed-income markets. With the tremendous performance in the mortgage market, we will now look to reduce our exposure, most likely investing the proceeds in agency debentures, both callable and non-callable. We have our eye on the hybrid adjustable rate mortgage (ARM) market and are looking to add exposure to this sector with a modest widening of spreads.


COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE TERM GOVERNMENT INCOME FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX


Intermediate Term Government Income Fund Average Annual Total Returns:

          1 Year         5 Years        10 Years
          (6.59)%        5.33%          6.13%


         Lehman Brothers Intermediate          Intermediate Term Government
            Government Bond Index                       Income Fund
--------------------------------------------------------------------------------
"9/89"              10000                                  9525
                    10341                                  9800
                    10327                                  9670
                    10651                                  9938
"9/90"              10857                                 10031
                    11329                                 10484
                    11578                                 10686
                    11774                                 10819
"9/91"              12333                                 11454
                    12927                                 12065
                    12791                                 11795
                    13288                                 12296
"9/92"              13870                                 12975
                    13823                                 12861
                    14340                                 13516
                    14621                                 13888
"9/93"              14929                                 14292
                    14952                                 14190
                    14675                                 13613
                    14593                                 13357
"9/94"              14705                                 13325
                    14690                                 13295
                    15302                                 13978
                    16016                                 14810
"9/95"              16264                                 14994
                    16808                                 15537
                    16693                                 15223
                    16805                                 15240
"9/96"              17094                                 15525
                    17489                                 15930
                    17486                                 15840
                    17973                                 16289
"9/97"              18434                                 16728
                    18841                                 17081
                    19125                                 17323
                    19479                                 17682
"9/98"              20389                                 18491
                    20440                                 18442
                    20385                                 18268
                    20344                                 18061
"9/99"              20549                                 18135

Past performance is not predictive of future performance.


                                                     Countrywide Investments - 5

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
Interest rates rose steadily during the Adjustable Rate U.S. Government Securities Fund's fiscal year with short-term rates up roughly 0.50% and intermediate to long-term rates up approximately 1.50%. The Federal Reserve, in response to the international liquidity crisis, cut the fed funds rate twice from 5.25% to 4.75%, then raised the fed funds rate twice, returning it to 5.25% and effectively "taking back" the added liquidity. This change in policy was prompted by the global economic recovery and, more specifically, by above-trend economic growth domestically. The Fund performed well during this period of uncertainty returning 5.22%, as compared to 4.30% for the Lehman Brothers Adjustable Rate Mortgage (ARM) Index.

The Fund's performance was enhanced by its focus on the seasoned, one-year constant maturity Treasury (CMT) sector, which performed well during the fiscal year. The market for these securities firmed as the general increase in interest rates and steepening of the yield curve worked to slow prepayments on ARMs. With ARMs back in vogue at the origination level, the supply of ARM securities has picked up and enhanced liquidity in the sector.

We continue to find relative value in low gross margin GNMA ARMs with October reset dates. These securities generally have 6.75% coupons, prepay more slowly than newer issuance and can be purchased at slight premiums. Another area that is especially attractive from an income perspective is fixed-rate collateralized mortgage obligations (CMOs) with short average lives where we can typically pick up 0.50% in yield over one-year CMT ARMs. And, regarding our core holding of one-year CMT ARMs, the additional supply, combined with a slower and more stable prepayment outlook, should allow prices to continue firming.


COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND AND THE LEHMAN BROTHERS ARM INDEX

Adjustable Rate U.S. Government Securities Fund Average Annual Total Returns:

               1 Year         5 Years         Since Inception*
               5.22%          5.41%           4.82%


                                            Adjustable Rate U.S. Government
         Lehman Brothers ARM Index                 Securities Fund
--------------------------------------------------------------------------------
"2/93"              10000                                10000
                    10045                                10048
                    10235                                10168
"9/93"              10346                                10274
                    10399                                10371
                    10353                                10435
                    10312                                10469
"9/94"              10383                                10489
                    10400                                10423
                    10836                                10682
                    11173                                10897
"9/95"              11362                                11048
                    11618                                11240
                    11746                                11428
                    11879                                11569
"9/96"              12102                                11746
                    12397                                11945
                    12563                                12092
                    12824                                12327
"9/97"              13074                                12490
                    13290                                12636
                    13492                                12761
                    13683                                12853
"9/98"              13884                                12975
                    13984                                13067
                    14209                                13348
                    14305                                13533
"9/99"              14481                                13653


Past performance is not predictive of future performance.

*Fund inception was February 10, 1993.


6 - Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
================================================================================

                                        SHORT TERM            INSTITUTIONAL         MONEY
                                        GOVERNMENT             GOVERNMENT           MARKET
(000's)                                 INCOME FUND            INCOME FUND           FUND
------------------------------------------------------------------------------------------
ASSETS
Investment securities:
     At acquisition cost...............$     31,205       $     37,415     $        23,007
                                       ===================================================
     At amortized cost.................$     31,101       $     37,379     $        22,975
                                       ===================================================
     At market value (Note 2)..........$     31,101       $     37,379     $        22,975
Repurchase agreements (Note 2).........      78,600             12,000                  --
Cash...................................          --                 77                   1
Interest receivable....................         449                429                 231
Organization costs, net (Note 2).......          --                 --                   6
Other assets...........................          15                  5                  11
                                       ---------------------------------------------------
TOTAL ASSETS...........................     110,165             49,890              23,224
                                       ---------------------------------------------------
LIABILITIES
Bank overdraft.........................           3                 --                  --
Dividends payable......................           4                 19                   4
Payable to affiliates (Note 4).........          68                  7                   4
Other accrued expenses and liabilities.          30                 16                   18
TOTAL LIABILITIES......................         105                 42                   26

NET ASSETS.............................$    110,060       $     49,848     $        23,198

Net Assets Consist of:
Paid-in capital........................$    110,060       $     49,870     $        23,209
Accumulated net realized losses from
     security transactions.............          --                (22)                (11)
                                       ----------------------------------------------------
Net Assets.............................$    110,060       $     49,848     $        23,198
                                       ===================================================
Shares of beneficial interest outstanding
     (unlimited number of shares authorized,
     no par value) (Note 5)............     110,060             49,870              23,209
                                       ===================================================
Net asset value, offering price and redemption
     price per share (Note 2)..........$       1.00       $       1.00     $          1.00
                                       ===================================================


See accompanying notes to financial statements.
                                                     Countrywide Investments - 7

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
================================================================================

                                                                                                  ADJUSTABLE
                                                                          INTERMEDIATE            RATE U.S.
                                                   INTERMEDIATE               TERM                GOVERNMENT
                                                       BOND                 GOVERNMENT            SECURITIES
(000'S)                                                FUND                INCOME FUND                FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
         At acquisition cost                $        11,887            $        45,330           $        8,692
                                           =======================================================================
         At amortized cost                  $        11,887            $        45,289           $        8,692
                                           =======================================================================
         At market value (Note 2)           $        11,527            $        44,615           $        8,705
Cash                                                     --                          1                        1
Interest and principal paydowns receivable              168                        649                       68
Receivable for capital shares sold                        2                         11                        5
Receivable from affiliates (Note 4)                       1                         --                        6
Organization costs, net (Note 2)                          6                         --                       --
Other assets                                             10                         12                       10
                                           -----------------------------------------------------------------------
TOTAL ASSETS                                         11,714                     45,288                    8,795
                                           -----------------------------------------------------------------------
LIABILITIES
Dividends payable                                         9                         22                        4
Payable for capital shares redeemed                       6                        164                      119
Payable to affiliates (Note 4)                           --                         23                       --
Other accrued expenses and liabilities                   12                         19                       12
                                           -----------------------------------------------------------------------
TOTAL LIABILITIES                                        27                        228                      135
                                           -----------------------------------------------------------------------
NET ASSETS                                  $        11,687            $        45,060            $       8,660
                                           =======================================================================
Net Assets Consist of:
Paid-in capital                             $        12,477            $        48,088            $       9,960
Accumulated net realized losses from
         security transactions                         (430)                    (2,354)                  (1,313)
Net unrealized appreciation (depreciation)
         on investments                                (360)                      (674)                      13
                                           -----------------------------------------------------------------------
NET ASSETS                                  $        11,687            $        45,060            $       8,660
                                           =======================================================================
Shares of beneficial interest outstanding
         (unlimited number of shares authorized,
         no par value) (Note 5)                       1,236                      4,357                      895
                                           =======================================================================
Net asset value and redemption price
         per share (Note 2)                 $          9.45            $         10.34            $        9.68
                                           =======================================================================
Maximum offering price per share (Note 2)   $          9.92            $         10.86            $        9.68
                                           =======================================================================

See accompanying notes to financial statements.


8 - Countrywide Investments

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999
================================================================================

                                     SHORT TERM           INSTITUTIONAL             MONEY
                                     GOVERNMENT             GOVERNMENT              MARKET
(000's)                              INCOME FUND            INCOME FUND              FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest income                    $        5,413    $        2,316       $       1,450
                                  -------------------------------------------------------
EXPENSES
Investment advisory fees (Note 4)             522                91                 137
Transfer agent fees (Note 4)                  171                18                  33
Distribution expenses (Note 4)                148                 3                   5
Postage and supplies                           62                 8                  27
Accounting services fees (Note 4)              36                25                  24
Custodian fees                                 25                18                  15
Registration fees                              22                 7                  21
Professional fees                              19                14                  13
Standard & Poor's rating expense               13                13                  --
Trustees' fees and expenses                     8                 8                   8
Reports to shareholders                        10                 1                   6
Amortization of organization
 costs (Note 2)                                --                --                   6
Other expenses                                 13                 9                  11
                                  -------------------------------------------------------
TOTAL EXPENSES                              1,049               215                 306
Fees waived by the Adviser (Note 4)            --               (33)               (128)
NET EXPENSES                                1,049               182                 178
                                  -------------------------------------------------------
NET INVESTMENT INCOME                       4,364             2,134               1,272
                                  -------------------------------------------------------
NET REALIZED LOSSES FROM SECURITY
         TRANSACTIONS                          --                --                  (5)
                                  -------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                $        4,364     $       2,134       $        1,267
                                  =======================================================


See accompanying notes to financial statements.
                                                     Countrywide Investments - 9

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999
================================================================================

                                                                                            ADJUSTABLE
                                                                  INTERMEDIATE               RATE U.S.
                                          INTERMEDIATE                 TERM                 GOVERNMENT
                                              BOND                 GOVERNMENT               SECURITIES
(000'S)                                       FUND                 INCOME FUND                 FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest income                        $       1,076             $        3,043             $        584
                                       ----------------------------------------------------------------------
EXPENSES
Investment advisory fees (Note 4)                 78                        231                       49
Accounting services fees (Note 4)                 24                         24                       30
Distribution expenses (Note 4)                     5                         62                        4
Transfer agent fees (Note 4)                      12                         39                       12
Professional fees                                 19                         24                       18
Registration fees                                 19                         17                       17
Postage and supplies                               7                         26                       11
Trustees' fees and expenses                        8                          8                        8
Custodian fees                                     6                          9                        8
Reports to shareholders                            5                          8                        5
Standard & Poor's rating expense                   --                        --                        8
Amortization of organization costs (Note 2)        6                         --                       --
Other expenses                                     8                         10                        6
                                       ----------------------------------------------------------------------
TOTAL EXPENSES                                   197                        458                      176
Fees waived and/or expenses reimbursed
         by the Adviser (Note 4)                 (49)                        --                     (102)
                                       ----------------------------------------------------------------------
NET EXPENSES                                     148                        458                       74
                                       ----------------------------------------------------------------------
NET INVESTMENT INCOME                            928                      2,585                      510
                                       ----------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
         ON INVESTMENTS
Net realized gains (losses) from
         security transactions                  (223)                       390                       (3)
Net change in unrealized appreciation/
         depreciation on investments          (1,386)                    (3,884)                     (22)
                                       ----------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSSES
         ON INVESTMENTS                       (1,609)                    (3,494)                     (25)
                                       ----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
         FROM OPERATIONS               $        (681)        $             (909)            $        485
                                       ======================================================================


See accompanying notes to financial statements.

10 - Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                            SHORT TERM                     INSTITUTIONAL
                                                            GOVERNMENT                      GOVERNMENT
                                                            INCOME FUND                     INCOME FUND
----------------------------------------------------------------------------------------------------------------------
                                                      YEAR              YEAR           YEAR                YEAR
                                                     ENDED             ENDED           ENDED              ENDED
                                                   SEPT. 30,         SEPT. 30,        SEPT. 30,         SEPT. 30,
(000's)                                               1999              1998           1999                 1998
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                            $     4,364      $      4,475      $     2,134      $      2,598
                                                 ----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                            (4,364)           (4,475)          (2,134)           (2,598)

FROM CAPITAL SHARE
         TRANSACTIONS (NOTE 5)
Proceeds from shares sold                            354,333            301,198          83,427           179,615
Reinvested distributions                               4,260              4,351           1,889             2,188
Payments for shares redeemed                        (351,014)          (299,865)        (80,265)         (198,254)
                                                 ----------------------------------------------------------------------
NET INCREASE (DECREASE)
         IN NET ASSETS FROM CAPITAL
         SHARE TRANSACTIONS                            7,579              5,684           5,051           (16,451)
                                                 ----------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
         IN  NET ASSETS                                7,579              5,684           5,051           (16,451)

NET ASSETS
Beginning of year                                    102,481             96,797          44,797            61,248
                                                 ----------------------------------------------------------------------
End of year                                      $   110,060       $    102,481      $   49,848       $    44,797
                                                 ======================================================================

See accompanying notes to financial statements.
                                                    Countrywide Investments - 11

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                MONEY                          INTERMEDIATE
                                                                MARKET                             BOND
                                                                 FUND                              FUND
----------------------------------------------------------------------------------------------------------------------
                                                      YEAR              YEAR           YEAR                YEAR
                                                     ENDED             ENDED           ENDED              ENDED
                                                   SEPT. 30,         SEPT. 30,        SEPT. 30,         SEPT. 30,
(000's)                                               1999              1998           1999                 1998
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                           $       1,272    $        3,176      $        928     $       1,372
Net realized losses from
         security transactions                             (5)               (2)             (223)              (13)
Net change in unrealized
         appreciation/depreciation
         on investments                                    --                 --           (1,386)              809
                                                -----------------------------------------------------------------------
NET INCREASE (DECREASE) IN
         NET ASSETS FROM OPERATIONS                     1,267              3,174             (681)            2,168
                                                -----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                             (1,272)            (3,176)            (932)           (1,368)
From net realized gains                                    --                 --             (138)               --
                                                -----------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
         DISTRIBUTIONS TO SHAREHOLDERS                 (1,272)            (3,176)          (1,070)           (1,368)
                                                -----------------------------------------------------------------------
FROM CAPITAL SHARE
         TRANSACTIONS (NOTE 5)
Proceeds from shares sold                              68,597            317,726            7,494            19,933
Reinvested distributions                                  781                674              711               530
Payments for shares redeemed                          (64,667)          (373,727)         (18,485)          (13,216)
                                                -----------------------------------------------------------------------
NET INCREASE (DECREASE)
         IN NET ASSETS FROM CAPITAL
         SHARE TRANSACTIONS                             4,711            (55,327)         (10,280)            7,247
                                                -----------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
         IN NET ASSETS                                  4,706            (55,329)         (12,031)            8,047
NET ASSETS
Beginning of year                                      18,492             73,821           23,718            15,671
                                                -----------------------------------------------------------------------
End of year                                   $        23,198    $        18,492   $       11,687      $     23,718
                                                =======================================================================
UNDISTRIBUTED NET INVESTMENT
         INCOME                               $            --    $           --    $           --      $          4
                                                =======================================================================

See accompanying notes to financial statements.

12 - Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                        INTERMEDIATE TERM                  ADJUSTABLE RATE
                                                           GOVERNMENT                      U.S. GOVERNMENT
                                                           INCOME FUND                     SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------
                                                      YEAR              YEAR           YEAR                YEAR
                                                     ENDED             ENDED           ENDED              ENDED
                                                   SEPT. 30,         SEPT. 30,        SEPT. 30,         SEPT. 30,
(000's)                                               1999              1998           1999                 1998
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                            $       2,585    $        2,844    $        510     $       788
Net realized gains (losses) from
         security transactions                             390               157              (3)            (59)
Net change in unrealized
         appreciation/depreciation
         on investments                                 (3,884)           2,055              (22)          (153)
                                    ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
         NET ASSETS FROM OPERATIONS                       (909)           5,056              485            576
                                    ----------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                              (2,585)          (2,844)            (510)          (788)
                                    ----------------------------------------------------------------------------------
FROM CAPITAL SHARE
         TRANSACTIONS (NOTE 5)
Proceeds from shares sold                               12,477           14,138            4,152          8,357
Reinvested distributions                                 2,271            2,508              467            717
Payments for shares redeemed                           (17,362)         (20,723)          (6,550)       (21,448)
                                    ----------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS                (2,614)          (4,077)          (1,931)       (12,374)
                                    ----------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                            (6,108)          (1,865)          (1,956)       (12,586)

NET ASSETS
Beginning of year                                       51,168           53,033           10,616         23,202
                                    ----------------------------------------------------------------------------------
End of year                                     $       45,060    $      51,168     $      8,660     $   10,616
                                    ==================================================================================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 13

SHORT TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------------------------------
                                                        1999               1998            1997              1996            1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year            $        1.00       $       1.00     $      1.00     $        1.00     $      1.00
                                               -------------------------------------------------------------------------------------
Net investment income                                   0.040              0.046           0.044             0.044           0.046

Dividends from net investment income                   (0.040)            (0.046)         (0.044)           (0.044)         (0.046)
                                               =====================================================================================
Net asset value at end of year                  $        1.00       $       1.00     $      1.00     $        1.00     $      1.00

Total return                                             4.02%              4.74%           4.53%             4.51%           4.69%
                                               =====================================================================================
Net assets at end of year (000's)               $     110,060       $    102,481     $    96,797     $      91,439     $    87,141
                                               =====================================================================================
Ratio of net expenses to
         average net assets(A)                           0.95%              0.91%           0.97%             0.99%           0.99%

Ratio of net investment income to
         average net assets                              3.95%              4.63%           4.43%             4.42%           4.59%

(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.94% for the year ended September 30, 1998.

See accompanying notes to financial statements.

14 - Countrywide Investments

INSTITUTIONAL GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================



                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------------------------------
                                                        1999                 1998          1997             1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year            $        1.00      $       1.00      $      1.00         $    1.00      $    1.00
                                               -------------------------------------------------------------------------------------
Net investment income                                   0.047             0.052            0.051             0.051          0.053
                                               -------------------------------------------------------------------------------------
Dividends from net investment income                   (0.047)           (0.052)          (0.051)           (0.051)        (0.053)
                                               -------------------------------------------------------------------------------------
Net asset value at end of year                  $        1.00      $       1.00      $      1.00         $    1.00      $    1.00
                                               =====================================================================================
Total return                                             4.78%             5.30%            5.17%             5.18%          5.42%
                                               =====================================================================================
Net assets at end of year (000's)               $      49,848      $     44,797      $    61,248         $  39,382      $  36,009
                                               =====================================================================================
Ratio of net expenses to
         average net assets(A)                           0.40%             0.40%            0.40%             0.40%          0.40%

Ratio of net investment income to
         average net assets                              4.68%             5.17%            5.07%             5.06%          5.30%

(A) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 0.47%, 0.45%, 0.45%, 0.49%, and 0.42% for the years ended
    September 30, 1999, 1998, 1997, 1996 and 1995, respectively (Note 4).

See accompanying notes to financial statements.


                                                    Countrywide Investments - 15

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                               YEAR             YEAR        ONE MONTH        YEAR        PERIOD
                                                              ENDED             ENDED         ENDED         ENDED        ENDED
                                                            SEPT. 30,         SEPT. 30,     SEPT. 30      AUGUST 31,    AUGUST 31,
                                                              1999              1998          1997(A)        1997        1996(B)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                 $      1.00     $      1.00     $     1.00    $     1.00      $      1.00
                                                      ------------------------------------------------------------------------------
Net investment income                                        0.046           0.050          0.004         0.050            0.046(C)
                                                      ------------------------------------------------------------------------------
Dividends from net investment income                        (0.046)         (0.050)        (0.004)       (0.050)          (0.046)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                       $      1.00    $       1.00    $      1.00    $     1.00      $      1.00
                                                      ==============================================================================
Total return                                                  4.74%           5.07%          4.99%(E)      5.14%            4.70%
                                                      ==============================================================================
Net assets at end of period (000's)                    $    23,198    $     18,492    $    73,821    $   94,569      $    76,363
                                                      ==============================================================================
Ratio of net expenses to
         average net assets(D)                                0.65%           0.79%          0.80%(E)      0.65%            0.65%(E)

Ratio of net investment income to
         average net assets                                   4.63%           4.95%          4.99%(E)      5.03%            4.94%(E)

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30.
(B) Represents the period from the commencement of operations
   (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.11%, 0.79% and 0.99%(E) for the periods ended September 30, 1999, and August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.

Countrywide Investments - 16

INTERMEDIATE BOND FUND -- CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                               YEAR             YEAR        ONE MONTH        YEAR        PERIOD
                                                              ENDED             ENDED         ENDED         ENDED        ENDED
                                                            SEPT. 30,         SEPT. 30,     SEPT. 30      AUGUST 31,    AUGUST 31,
                                                              1999              1998          1997(A)        1997        1996(B)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    $     10.50       $     10.09    $    10.00     $    9.75    $   10.00
                                                          --------------------------------------------------------------------------
Income (loss) from investment operations:
         Net investment income                                   0.59              0.62          0.05          0.62         0.57(C)
         Net realized and unrealized gains
                  (losses) on investments                       (0.97)             0.41          0.09          0.28        (0.25)(C)
                                                          --------------------------------------------------------------------------
Total from investment operations                                (0.38)             1.03          0.14          0.90         0.32
                                                          --------------------------------------------------------------------------
Less distributions:
         Dividends from net investment
                   income                                       (0.59)            (0.62)        (0.05)        (0.62)       (0.57)
         Distributions from net realized
                  gains                                         (0.08)               --            --         (0.03)          --
                                                          --------------------------------------------------------------------------
Total distributions                                             (0.67)            (0.62)        (0.05)        (0.65)       (0.57)
                                                          --------------------------------------------------------------------------
Net asset value at end of period                          $      9.45       $     10.50    $    10.09     $   10.00    $    9.75
                                                          ==========================================================================
Total return(D)                                                 (3.71)%           10.54%         1.41%         9.48%        3.23%
                                                          ==========================================================================
Net assets at end of period (000's)                       $    11,687       $    23,718    $   15,671     $  15,114    $  13,357
                                                          ==========================================================================
Ratio of net expenses to
         average net assets(E)                                   0.95%             0.95%         0.95%(F)      0.85%        0.68%(F)

Ratio of net investment income to
         average net assets                                      5.96%             6.08%         6.18%(F)      6.26%        6.31%(F)

Portfolio turnover rate                                            92%               63%            0%           41%          12%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30.
(B) Represents the period from the commencement of
    operations (October 3, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.27%, 0.98%, 1.38%(F), 1.53% and 2.04%(F)
    for the periods ended September 30, 1999, 1998 and 1997, and August 31, 1997 and
    1996, respectively (Note 4).
(F) Annualized.

See accompanying notes to financial statements.
                                                    Countrywide Investments - 17

INTERMEDIATE TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED SEPTEMBER 30,
                                       ---------------------------------------------------------------------------------------
                                              1999                1998               1997               1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $        11.15      $       10.67     $        10.49    $         10.73    $      10.14
                                       ---------------------------------------------------------------------------------------
Income (loss) from investment operations:
         Net investment income                   0.60               0.61               0.61               0.61            0.64
         Net realized and unrealized gains
                  (losses) on investments       (0.81)              0.48               0.18              (0.24)           0.59
                                       ---------------------------------------------------------------------------------------
Total from investment operations                (0.21)              1.09               0.79               0.37            1.23
                                       ---------------------------------------------------------------------------------------
Dividends from net investment income            (0.60)             (0.61)             (0.61)             (0.61)          (0.64)
                                       ---------------------------------------------------------------------------------------
Net asset value at end of year         $        10.34      $       11.15     $        10.67     $        10.49   $       10.73
                                       =======================================================================================
Total return(A)                                 (1.93)%            10.54%              7.74%              3.55%          12.52%
                                       =======================================================================================
Net assets at end of year (000's)      $       45,060      $      51,168     $       53,033     $       56,095   $      56,969
                                       =======================================================================================
Ratio of net expenses to
         average net assets                      0.99%              0.99%              0.99%              0.99%           0.99%

Ratio of net investment income to
          average net assets                     5.59%              5.64%              5.78%              5.75%           6.17%

Portfolio turnover rate                            58%                29%                49%                70%             58%

(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

18 - Countrywide Investments

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED SEPTEMBER 30,
                                       -----------------------------------------------------------------------------------------
                                              1999            1998               1997               1996               1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $        9.69      $       9.85       $        9.81      $       9.78      $        9.82
                                       -----------------------------------------------------------------------------------------
Income from investment operations:
         Net investment income                  0.50              0.53                0.57              0.57               0.55
         Net realized and unrealized gains
                  (losses) on investments      (0.01)            (0.16)               0.04              0.03              (0.04)
                                       -----------------------------------------------------------------------------------------
Total from investment operations                0.49              0.37                0.61              0.60               0.51
                                       -----------------------------------------------------------------------------------------
Dividends from net investment income           (0.50)            (0.53)              (0.57)            (0.57)             (0.55)
                                       -----------------------------------------------------------------------------------------
Net asset value at end of year         $        9.68       $      9.69       $        9.85      $       9.81      $        9.78
                                       =========================================================================================
Total return(A)                                 5.22%             3.88%               6.34%             6.32%              5.33%
                                       =========================================================================================
Net assets at end of year (000's)      $       8,660       $    10,616       $      23,202      $     11,732      $      20,752
                                       =========================================================================================
Ratio of net expenses to
         average net assets(B)                  0.75%             0.75%               0.75%             0.75%              0.75%

Ratio of net investment income to
         average net assets                     5.22%             5.47%               5.73%             5.91%              5.57%

Portfolio turnover rate                           42%               45%                 58%               44%               115%

(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.80%, 1.37%, 1.47%, 1.46% and 1.21% for the years ended September 30, 1999, 1998, 1997, 1996 and 1995, respectively (Note 4).

See accompanying notes to financial statements.
                                                    Countrywide Investments - 19

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
1.  ORGANIZATION
The Short Term Government Income Fund, Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund (individually, a Fund and, collectively, the Funds) are each a series of Countrywide Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Short Term Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and backed by the "full faith and credit" of the United States.

The Institutional Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund is designed primarily for institutions as an economical and convenient means for the investment of short-term funds.

The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund invests primarily in high-quality U.S. dollar-denominated money market instruments.

The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. The maturity composition of the Fund's portfolio of fixed-income securities is adjusted in response to market conditions and expectations.

The Intermediate Term Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in U.S. Government obligations having an effective maturity of twenty years or less with a dollar-weighted effective average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Adjustable Rate U.S. Government Securities Fund seeks high current income, consistent with lower volatility of principal, by investing primarily in adjustable rate mortgage securities or other securities collateralized by or representing an interest in mortgages which have interest rates that reset at periodic intervals. The Fund invests in mortgage-related securities only if they are issued or guaranteed by the United States Government, its agencies or instrumentalities.

Effective August 1, 1999, the Intermediate Bond Fund is authorized to offer two classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets) and Class C shares (sold subject to a 1.25% front-end sales load, a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. As of September 30, 1999, the public offering of Class C shares of the Fund had not commenced.

20 - Countrywide Investments

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:
Securities valuation -- Investment securities in the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Investment securities in the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.


The offering price per share of the Short Term Government Income Fund, Institutional Government Income Fund, Money Market Fund and, effective August 1, 1999, the Adjustable Rate U.S. Government Securities Fund is equal to the net asset value per share. Also effective August 1, 1999, the maximum offering price per share of Class A shares of the Intermediate Bond Fund and shares of the Intermediate Term Government Income Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). Prior to August 1, 1999, the maximum offering price per share of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund was equal to the net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The redemption price per share of each Fund is equal to the net asset value per share. Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Money Market Fund and Intermediate Bond Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                                    Countrywide Investments - 21

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of September 30, 1999, the Institutional Government Income Fund, Money Market Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund had capital loss carryforwards for federal income tax purposes of $22,343, $6,403, $2,354,472 and $1,309,556, respectively. In addition, the Money Market Fund, Intermediate Bond Fund and Adjustable Rate U.S. Government Securities Fund elected to defer until its subsequent tax year $4,941, $429,852 and $3,127, respectively, of capital losses incurred after October 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 1999:

------------------------------------------------------------------------------------------------
                                                                                     ADJUSTABLE
                                                              INTERMEDIATE            RATE U.S.
                                             INTERMEDIATE         TERM               GOVERNMENT
                                                 BOND          GOVERNMENT            SECURITIES
(000's)                                          FUND          INCOME FUND              FUND
------------------------------------------------------------------------------------------------
Gross unrealized appreciation               $        8       $        271         $        38
Gross unrealized depreciation                     (368)              (945)                (25)
                                            ----------------------------------------------------
Net unrealized appreciation (depreciation)  $     (360)      $       (674)        $        13
                                            ====================================================
Federal income tax cost                     $   11,887       $     45,289         $     8,692
                                            ====================================================
3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the year ended September 30, 1999:

                                                                                     ADJUSTABLE
                                                              INTERMEDIATE            RATE U.S.
                                             INTERMEDIATE         TERM               GOVERNMENT
                                                 BOND          GOVERNMENT            SECURITIES
(000's)                                          FUND          INCOME FUND              FUND
------------------------------------------------------------------------------------------------
Purchases of investment securities          $    13,539      $        25,963      $        3,775
                                            ====================================================
Proceeds from sales and maturities of
         investment securities              $    24,045      $        27,717      $        5,767
                                            ====================================================
------------------------------------------------------------------------------------------------

4.  TRANSACTIONS WITH AFFILIATES
The President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's administrator, transfer agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.


22 - Countrywide Investments

MANAGEMENT AGREEMENT
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Short Term Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $50 million; 0.45% of such net assets from $50 million to $150 million; 0.40% of such net assets from $150 million to $250 million; and 0.375% of such net assets in excess of $250 million. The Institutional Government Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.20% of its average daily net assets.

In order to voluntarily reduce operating expenses during the year ended September 30, 1999, the Adviser waived $33,050 of its advisory fees for the Institutional Government Income Fund; waived $127,666 of its advisory fees for the Money Market Fund; waived $49,390 of its advisory fees for the Intermediate Bond Fund; and waived its advisory fees of $48,923 and reimbursed other operating expenses of $53,400 for the Adjustable Rate U.S. Government Securities Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $25 per shareholder account from each of the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund and $21 per shareholder account from each of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current net asset levels, of $3,000 from the Short Term Government Income Fund, $2,000 from each of the Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund and Intermediate Term Government Income Fund and $2,500 from the Adjustable Rate U.S. Government Securities Fund. In addition, each Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $2,862, $6,683 and $1,550 from underwriting and broker commissions on the sale of shares of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund, respectively, for the year ended September 30, 1999.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution under which shares of each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Plan is 0.35% of average daily net assets attributable to such shares, except for the Institutional Government Income Fund and Class C shares of the Intermediate Bond Fund for which the annual limitation is 0.10% and 1.00% of average daily net assets, respectively.

                                                     Countrywide Investments -23

5. CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years shown:

-----------------------------------------------------------------------------------------------
                                                   INTERMEDIATE TERM       ADJUSTABLE RATE
                            INTERMEDIATE BOND           GOVERNMENT        U.S. GOVERNMENT
                              FUND - CLASS A           INCOME FUND        SECURITIES FUND
-----------------------------------------------------------------------------------------------
                            YEAR        YEAR       YEAR        YEAR        YEAR        YEAR
                           ENDED       ENDED      ENDED       ENDED       ENDED        ENDED
                         SEPT. 30,   SEPT. 30,  SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,
(000's)                    1999        1998        1999       1998         1999        1998
-----------------------------------------------------------------------------------------------
Shares sold                 750       1,948       1,170      1,313          429         852
Shares reinvested            72          51         213        232           48          73
Shares redeemed          (1,844)     (1,295)     (1,614)    (1,927)        (677)     (2,186)
                        -----------------------------------------------------------------------
Net increase (decrease) in
    shares outstanding   (1,022)        704        (231)      (382)        (200)     (1,261)
                        -----------------------------------------------------------------------
Shares outstanding,
    beginning of year     2,258       1,554       4,588      4,970        1,095       2,356
                        -----------------------------------------------------------------------
Shares outstanding,
    end of year           1,236       2,258       4,357      4,588          895       1,095
-----------------------------------------------------------------------------------------------

Share transactions for the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

6.  FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)
On October 31, 1998, the Intermediate Bond Fund declared and paid a short-term capital gain distribution of $0.007 per share and a long-term capital gain distribution of $0.074 per share. In January of 1999, shareholders were provided with Form 1099-DIV which reported the amounts and tax status of such capital gain distributions paid during calendar year 1998.

24 - Countrywide Investments

SHORT TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 PAR                                                                 MARKET
VALUE                                                                 VALUE
(000's)           U.S. TREASURY OBLIGATIONS -- 28.3%                (000's)
--------------------------------------------------------------------------------
$      5,000      U.S. Treasury Notes, 5.875%, 11/15/99      $        5,007
       5,000      U.S. Treasury Notes, 5.625%, 11/30/99               5,007
       3,000      U.S. Treasury Notes, 5.625%, 12/31/99               3,005
       2,000      U.S. Treasury Notes, 5.375%, 1/31/00                2,005
       4,000      U.S. Treasury Notes, 5.50%, 2/29/00                 4,010
       3,000      U.S. Treasury Notes, 6.875%, 3/31/00                3,023
       3,000      U.S. Treasury Notes, 6.375%, 5/15/00                3,018
       4,000      U.S. Treasury Notes, 5.875%, 6/30/00                4,015
       2,000      U.S. Treasury Notes, 6.125%, 7/31/00                2,011
------------                                                 -------------------
$     31,000      TOTAL U.S. TREASURY OBLIGATIONS
============      (Amortized Cost $31,101)                   $       31,101
                                                             --------------
--------------------------------------------------------------------------------
 FACE                                                                MARKET
 AMOUNT                                                               VALUE
(000's)           REPURCHASE AGREEMENTS (NOTE A) -- 71.4%            (000's)
--------------------------------------------------------------------------------
$     27,000      Morgan Stanley Dean Witter, Inc., 5.37%,
                     dated 9/30/99, due 10/01/99,
                     repurchase proceeds $27,004             $       27,000
      27,000      Prudential Securities, Inc.,
                     5.33%, dated 9/30/99, due 10/01/99,
                     repurchase proceeds $27,004                     27,000
      20,000      Nesbitt Burns Securities, Inc.,
                     5.30%, dated 9/30/99, due 10/01/99,
                     repurchase proceeds $20,003                     20,000
       4,600      Nesbitt Burns Securities, Inc., 4.75%,
-------------        dated 9/30/99, due 10/01/99,
                     repurchase proceeds $4,601                       4,600
                                                             ---------------
$     78,600      Total Repurchase Agreements
=============     (Cost $78,600)                             $       78,600
                                                             ---------------
                  TOTAL INVESTMENT SECURITIES AND
                  REPURCHASE AGREEMENTS -- 99.7%             $      109,701

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%         359
                                                             ===============
                  NET ASSETS -- 100.0%                       $      110,060
                                                             ===============
See accompanying notes to portfolios of investments and notes to financial statements.
                                                    Countrywide Investments - 25

INSTITUTIONAL GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  PAR                                                                MARKET
 VALUE                                                                VALUE
(000's)           Investment Securities -- 75.0%                    (000's)
--------------------------------------------------------------------------------
                  U.S. GOVERNMENT AGENCY ISSUES -- 70.2%
$      2,815      FHLB Discount Notes, 10/01/99              $        2,815
         450      FNMA Medium Term Notes, 5.81%, 10/01/99               450
         750      FRMC Discount Notes, 10/05/99                         750
       2,000      FHLB Discount Notes, 10/06/99                       1,999
         250      FHLMC Discount Notes, 10/06/99                        250
         600      FNMA Discount Notes, 10/07/99                         599
         500      FFCB Discount Notes, 10/08/99                         500
       2,558      FHLB Discount Notes, 10/12/99                       2,554
         615      FFCB Discount Notes, 10/13/99                         614
       1,000      FNMA Medium Term Notes, 4.63%, 10/14/99             1,000
         315      FNMA Medium Term Notes, 5.73%, 10/14/99               315
       1,525      FHLB, 5.87%, 10/22/99                               1,525
         500      FHLB, 8.375%, 10/25/99                                501
         250      FHLB, 4.92%, 10/27/99                                 250
         500      FHLB, 5.00%, 10/28/99                                 500
         500      FHLB, 5.03%, 10/29/99                                 500
         650      FFCB Discount Notes, 11/04/99                         647
         475      FNMA Discount Notes, 11/04/99                         473
         345      FNMA Medium Term Notes, 5.95%, 11/05/99               345
         500      FNMA Discount Notes, 11/09/99                         497
       1,863      FNMA, 8.35%, 11/10/99                               1,869
         540      FHLMC, 6.60%, 11/12/99                                541
         140      FNMA Medium Term Notes, 5.83%, 11/12/99               140
         235      FHLB, 5.825%, 11/19/99                                235
         500      FNMA, 7.68%, 11/22/99                                 501
         200      FHLB, 5.825%, 11/26/99                                200
         195      FFCB, 4.85%, 12/01/99                                 195
         250      FNMA Discount Notes, 12/01/99                         248
         500      FFCB Medium Term Notes, 5.63%, 12/09/99               501
         100      FNMA Medium Term Notes, 5.74%, 12/09/99               100
         100      FHLB, 5.00%, 12/29/99                                 100
         400      FFCB, 4.76%, 1/18/00                                  399
       1,000      SLMA Floating Rate Notes, 5.286%, 1/20/00 (Note B)    999
         500      FHLMC, 7.90%, 1/27/00                                 503
       1,000      FHLB Floating Rate Notes, 5.406%, 1/28/00 (Note B)  1,000
         485      FHLB, 6.173%, 1/28/00                                 485
         320      FNMA, 6.10%, 2/10/00                                  321
       1,000      FHLB Floating Rate Notes, 5.556%, 2/25/00 (Note B)  1,000
         500      FHLB, 5.04%, 3/03/00                                  499
         125      FHLB, 5.645%, 3/06/00                                 125
         165      FHLB, 5.16%, 3/08/00                                  165
         550      FNMA Medium Term Notes, 5.57%, 3/17/00                550
         500      FHLMC, 5.875%, 3/22/00                                501
         500      FNMA Medium Term Notes, 5.53%, 3/23/00                500
         250      FHLB, 5.655%, 3/30/00                                 250
         165      FHLB, 5.00%, 4/05/00                                  164
       1,000      FHLB Floating Rate Notes,
                   5.346%, 4/14/00 (Note B)                           1,000

26 - Countrywide Investments

--------------------------------------------------------------------------------
 PAR                                                                 MARKET
VALUE                                                                 VALUE
(000'S)          INVESTMENT SECURITIES -- 75.0% (CONTINUED)          (000'S)
--------------------------------------------------------------------------------
                  U.S. GOVERNMENT AGENCY ISSUES -- 70.2% (CONTINUED)
$        480      FHLB, 4.97%, 4/20/00                       $          478
         200      FHLB, 6.84%, 4/25/00                                  201
         265      FHLMC, 6.395%, 5/16/00                                266
         200      FHLB, 5.125%, 5/19/00                                 199
         500      FNMA Medium Term Notes, 6.41%, 5/22/00                501
         400      FNMA Medium Term Notes, 5.72%, 5/22/00                400
         390      FHLB, 5.625%, 6/02/00                                 390
         494      FNMA Medium Term Notes, 6.20%, 6/06/00                495
         215      FHLB, 5.415%, 6/14/00                                 215
       1,000      SLMA Floating Rate Notes, 5.394%, 6/30/00 (Note B)  1,000
         500      FHLB, 5.89%, 7/24/00                                  500
         160      FNMA Medium Term Notes, 5.50%, 7/26/00                160
------------                                                 --------------
$     34,985      TOTAL U.S. GOVERNMENT AGENCY ISSUES
------------     (Amortized Cost $34,980)                    $       34,980
                                                             --------------
                  COMMERCIAL PAPER -- 3.0%
$      1,500      Nebraska Higher Education Loan Program,
------------      10/04/99, Guarantor SLMA
                  (Amortized Cost $1,499)                    $        1,499
                                                             --------------
                  VARIABLE RATE DEMAND NOTES (NOTE C) -- 1.8%
$        900      Illinois Student Loan Assistance Commission,
------------      Student Loan Rev., Ser. C, 5.33%, 12/01/22,
                   Guarantor SLMA
                  (Amortized Cost $900)                      $          900
                                                             --------------
$     37,385      TOTAL INVESTMENT SECURITIES
============      (Amortized Cost $37,379)                   $       37,379
                                                             --------------
--------------------------------------------------------------------------------
FACE                                                                MARKET
AMOUNT                                                               VALUE
(000's)           REPURCHASE AGREEMENTS (NOTE A) -- 24.1%           (000's)
--------------------------------------------------------------------------------
$     12,000      Morgan Stanley Dean Witter, Inc., 5.37%,
============        dated 9/30/99, due 10/01/99,
                    repurchase proceeds $12,002
                    (Cost $12,000)                           $       12,000
                                                             --------------
                  TOTAL INVESTMENT SECURITIES AND
                  REPURCHASE AGREEMENTS -- 99.1%             $       49,379

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%         469
                                                             --------------
                  NET ASSETS -- 100.0%                       $       49,848
                                                             ==============
See accompanying notes to portfolios of investments and notes to financial statements.

                                                    Countrywide Investments - 27

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 PAR                                                                MARKET
VALUE                                                                VALUE
(000's)           INVESTMENT SECURITIES -- 99.0%                    (000's)
--------------------------------------------------------------------------------
                  VARIABLE RATE DEMAND NOTES (NOTE C) -- 59.1%
$        240      Monroe Co., NY, IDA Rev.,
                   Ser. B, 5.50%, 10/01/00                   $          240
         500      Brownsburg, IN, EDR (Zanetis Ent.),
                   5.70%, 6/01/03                                       500
         855      HDR Power Systems, Inc., 5.59%, 6/01/03               855
       1,380      Nassau Co., NY, IDA Rev., 5.50%, 5/17/05            1,380
         601      Illinois Development Finance Auth. IDR
                  (Landcomp Corp.), 5.55%, 7/01/05                      601
         215      Schenectady, NY, IDR (JMR Development Co.),
                   5.55%, 12/01/07                                      215
         765      Diamond Development Group, Inc.,
                   Ser. 1996, 5.62%, 9/01/08                            765
       1,250      North Greenbush, NY, IDA Rev., 5.70%, 11/01/08      1,250
         805      Vista Funding Corp., 5.54%, 9/01/11                   805
       1,600      Westwood Baptist Church, OH, 5.49%, 5/01/24         1,600
       1,200      Waukesha, WI, Health Systems Rev.,
                   5.45%, 8/15/26                                     1,200
         500      Ontario, CA, Rev. (Mission Oaks), 5.60%, 10/01/26     500
       1,500      ABAG Fin. Auth. for Nonprofit Corp., CA,
                   COP, Ser. D, 5.55%, 10/01/27                       1,500
       1,300      Illinois HFA Rev., Ser. 1998B
                   (Elmhurst Memorial), 5.60%, 1/01/28                1,300
         550      American Healthcare Funding, 5.45%, 3/01/29           550
         455      California Statewide Cmntys.
                   Dev. Auth. Rev., 5.50%, 5/01/29                      455
------------                                                 --------------
$     13,716      TOTAL VARIABLE RATE DEMAND NOTES
------------      (Amortized Cost $13,716)                   $       13,716
                                                             --------------
                  FIXED RATE REVENUE BONDS -- 7.2%
$        400      Chicago Tax Increment Allocation
                  (Near South Proj.), 5.20%, 11/15/99        $          400
         250      Lehigh Co., PA, General Purpose Rev.
                  (St. Francis College), 5.50%,12/15/99                 250
         200      Umatilla Indian Reservation, OR,
                  Ser. 1999B, 5.60%, 2/01/00                            200
         500      Hamilton, OH, Parking Garage Rev., 5.66%, 3/22/00     501
         315      New Britain, CT, GO, 5.32%, 5/01/00                   315
------------                                                 --------------
$      1,665      TOTAL FIXED RATE REVENUE BONDS
------------      (Amortized Cost $1,666)                    $        1,666
                                                             --------------
                  CORPORATE NOTES -- 27.8%
$        130      Transamerica Financial Corp.,
                  8.75%, 10/01/99                            $          130
         100      Wal-Mart Stores, 6.125%, 10/01/99                     100
         130      American General Corp., 7.70%, 10/15/99               130
         100      Associates Corp., NA, 6.75%, 10/15/99                 100
         227      Ford Motor Co., 7.50%, 11/15/99                       228
         420      Merrill Lynch & Co., 8.25%, 11/15/99                  421
         400      Huntington Bancshares, 6.10%, 11/29/99                400
         375      Associates Corp., NA, 8.25%, 12/01/99                 377
         250      BP America, Inc., 6.50%, 12/15/99                     251
         300      American General Finance, 7.00%, 12/30/99             301
         250      GMAC, 5.70%, 1/10/00                                  250
         200      AIG, 6.375%, 1/18/00                                  200
         200      Ford Motor Credit Co., 5.83%, 2/28/00                 200
         100      Associates Corp., NA, 7.78%, 3/01/00                  101
         181      GMAC, 7.00%, 3/01/00                                  182
         499      Associates Corp., NA, 6.00%, 3/15/00                  500
         150      Morgan Stanley, Dean Witter,
                  Discover & Co., 6.25%, 3/15/00                        150
         250      KeyCorp., 7.43%, 3/28/00                              253




28 - Countrywide Investments

--------------------------------------------------------------------------------
 PAR                                                                 MARKET
VALUE                                                                VALUE
(000's)           INVESTMENT SECURITIES -- 99.0% (CONTINUED)        (000's)
--------------------------------------------------------------------------------
                  CORPORATE NOTES -- 27.8% (CONTINUED)
$        245      GMAC, 6.625%, 4/24/00                      $          246
         165      Gannett Co., 5.85%, 5/01/00                           165
         330      American General Finance, 6.78%, 5/15/00              332
         150      Duke Energy Corp., 7.00%, 6/01/00                     151
         315      Mellon Financial Co., 6.30%, 6/01/00                  315
         100      GMAC, 7.50%, 6/09/00                                  101
         262      Citigroup, Inc., 6.125%, 6/15/00                      262
         350      Beneficial Corp., 6.45%, 6/19/00                      351
         250      Bear Stearns & Co., Inc., 6.75%, 8/15/00              251
------------                                                 --------------
$      6,429      TOTAL CORPORATE NOTES
------------      (Amortized Cost $6,448)                    $        6,448
                                                             --------------
                  COMMERCIAL PAPER -- 4.9%
$        880      GTE, 10/01/99                              $          880
         265      Gannett Co., 10/05/99                                 265
------------                                                 --------------
$      1,145      TOTAL COMMERCIAL PAPER
------------      (Amortized Cost $1,145)                    $        1,145
                                                             --------------
$     22,955      TOTAL INVESTMENT SECURITIES -- 99.0%
============      (Amortized Cost $22,975)                   $       22,975

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%         223
                                                             --------------
                  NET ASSETS -- 100.0%                       $       23,198
                                                             ==============


See accompanying notes to portfolios of investments and notes to financial statements.

                                                    Countrywide Investments - 29

INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 PAR                                                                MARKET
VALUE                                                                VALUE
(000's)           INVESTMENT SECURITIES -- 98.6%                    (000's)
--------------------------------------------------------------------------------
                  U.S. TREASURY OBLIGATIONS -- 10.4%
$      1,200      U.S. Treasury Notes, 6.00%, 8/15/09
------------      (Amortized Cost $1,221)                    $        1,209
                                                             --------------
                  U.S. GOVERNMENT AGENCY ISSUES -- 13.0%
$      1,600      FHLMC, 6.45%, 4/29/09
------------      (Amortized Cost $1,599)                    $        1,524
                                                             --------------
                  U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 32.7%
$         52      SBA #1987-20A, 8.45%, 1/01/07               $          52
         985      FNMA #313386, 7.00%, 3/01/12                          985
         948      GNMA #780777, 7.00%, 4/15/28                          934
         977      FHLMC #C21763, 6.00%, 2/01/29                         912
         981      GNMA #482725, 6.50%, 3/15/29                          939
------------                                                 --------------
$      3,943      TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
------------      (Amortized Cost $3,924)                    $        3,822
                                                             --------------
                  CORPORATE BONDS -- 37.2%
$        175      Pacific Gas & Electric Co.,
                  6.625%, 6/01/00                            $          175
         350      Florida Residential Property & Casualty Co.,
                  7.25%, 7/01/02                                        350
         259      May Department Stores Co., 9.875%, 12/01/02           283
         380      Bankers Trust Corp., 7.25%, 1/15/03                   383
          68      U.S. Leasing International, Inc., 6.625%, 5/15/03      67
         500      AT&T Corp., 5.625%, 3/15/04                           479
          66      Kaiser Permanente, 9.55%, 7/15/05                      73
         510      Honeywell, Inc., 8.625%, 4/15/06                      549
         500      Union Oil of California Corp.
                  Medium Term Notes, 6.70%, 10/15/07                    479
          50      Berkley (W.R.) Corp., 9.875%, 5/15/08                  57
         575      General Electric Capital Corp.
                  Medium Term Notes, 7.50%, 6/15/09                     593
          10      Union Camp Corp., 8.625%, 4/15/16                      10
          35      Kraft, Inc., 8.50%, 2/15/17                            36
         150      Deere & Co., 8.95%, 6/15/19                           167
         115      Rohm & Haas Co., 9.80%, 4/15/20                       134
         165      Questar Pipeline Co., 9.375%, 6/01/21                 178
         120      Jersey Central Power & Light Co., 9.20%, 7/01/21      125
          85      Southwestern Public Service Co., 8.20%, 12/01/22       85
         130      Union Electric Co., 8.00%, 12/15/22                   129
------------                                                 --------------
$      4,243      TOTAL CORPORATE BONDS
------------      (Amortized Cost $4,523)                    $        4,352
                                                             --------------




30 - Countrywide Investments

--------------------------------------------------------------------------------
 PAR                                                                 MARKET
VALUE                                                                 VALUE
(000's)         INVESTMENT SECURITIES -- 98.6% (CONTINUED)          (000's)
--------------------------------------------------------------------------------
                COMMERCIAL PAPER -- 5.3%
$        620    GTE, 10/01/99
------------    (Amortized Cost $620)                        $          620
                                                             --------------
$     11,606   TOTAL INVESTMENT SECURITIES -- 98.6%
============   (Amortized Cost $11,887)                      $       11,527

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4%            160
                                                             --------------
               Net Assets -- 100.0%                          $       11,687
                                                             ==============
See accompanying notes to portfolios of investments and notes to financial statements.


                                                    Countrywide Investments - 31

INTERMEDIATE TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
   PAR                                                              MARKET
  VALUE                                                              VALUE
 (000's)        INVESTMENT SECURITIES -- 99.0%                      (000's)
--------------------------------------------------------------------------------
                U.S. TREASURY OBLIGATIONS -- 9.3%
$      1,000    U.S. Treasury Notes, 7.75%, 2/15/01          $        1,028
       2,000    U.S. Treasury Notes, 7.50%, 11/15/01                  2,071
       1,000    U.S. Treasury Bonds, 7.50%, 11/15/16                  1,108
------------                                                 --------------
$      4,000    TOTAL U.S. TREASURY OBLIGATIONS
------------    (Amortized Cost $4,151)                      $        4,207
                                                             --------------
                U.S. GOVERNMENT AGENCY ISSUES -- 63.5%
$        230    FNMA Discount Notes, 10/01/99                $          230
       1,000    SLMA Medium Term Notes, 7.50%, 7/02/01                1,023
       2,000    FHLB Notes, 7.31%, 7/06/01                            2,042
       2,000    FHLB Medium Term Notes, 8.43%, 8/01/01                2,081
       2,000    FNMA Notes, 7.55%, 4/22/02                            2,062
       1,000    FNMA Notes, 5.125%, 2/13/04                             952
       2,000    FHLMC Notes, 6.80%, 7/09/04                           1,990
       2,000    FHLMC Notes, 8.53%, 11/18/04                          2,007
       2,000    FHLMC Notes, 7.65%, 5/10/05                           2,011
       1,400    FNMA Notes, 6.26%, 1/24/06                            1,350
       2,500    FNMA Notes, 6.21%, 1/26/06                            2,405
       2,000    FNMA Notes, 6.06%, 2/03/06                            1,914
       1,000    FHLMC Notes, 6.345%, 2/15/06                            967
       2,203    RFCO STRIPS, 10/15/08                                 1,241
       1,000    FNMA Notes, 6.50%, 4/29/09                              957
       3,500    FNMA Notes, 6.375%, 6/15/09                           3,423
       2,000    FNMA Notes, 6.96%, 9/05/12                            1,942
------------                                                 --------------
$     29,833   TOTAL U.S. GOVERNMENT AGENCY ISSUES
------------   (Amortized Cost $28,866)                      $       28,597
                                                             --------------

                U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 26.2%
$      1,657    FNMA #380592, 6.17%, 8/01/08                 $        1,592
       2,688    FNMA #381464, 6.11%, 4/01/09                          2,565
       1,213    FNMA #1997-25E, 7.00%, 12/18/22                       1,218
       1,856    GNMA #455136, 7.00%, 6/15/28                          1,823
       1,925    FHLMC #C19286, 6.00%, 12/01/28                        1,797
       2,943    GNMA #482725, 6.50%, 3/15/29                          2,816
------------                                                 --------------
$     12,282   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
------------   (Amortized Cost $12,272)                      $       11,811
                                                             --------------
$     46,115   TOTAL INVESTMENT SECURITIES -- 99.0%
============   (Amortized Cost $45,289)                      $       44,615

               Other assets in excess of liabilities -- 1.0%            445
                                                             --------------
               NET ASSETS -- 100.0%                          $       45,060
                                                             ==============
See accompanying notes to portfolios of investments and notes to financial statements.


32 - Countrywide Investments

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 PAR                                                                 MARKET
VALUE                                                                 VALUE
(000's)           INVESTMENT SECURITIES -- 100.5%                    (000's)
--------------------------------------------------------------------------------
                  ADJUSTABLE RATE U.S. GOVERNMENT AGENCY
                  MORTGAGE-BACKED SECURITIES (NOTE D) -- 76.1%
$        736      FNMA #70907, 6.687%, 3/01/18               $          750
         855      FHLMC #605793, 6.489%, 5/01/18                        873
         744      FNMA #70614, 6.377%, 10/01/18                         758
         212      FNMA #70635, 6.515%, 6/01/20                          215
         946      FHLMC #846013, 7.067%, 6/01/22                        974
       1,005      GNMA #8217, 6.375%, 6/20/23                         1,015
         863      FNMA #70176, 6.497%, 8/01/27                          884
       1,103      FNMA #70243, 6.504%, 3/01/28                        1,125
------------                                                 --------------
$      6,464      TOTAL ADJUSTABLE RATE U.S. GOVERNMENT AGENCY
------------      MORTGAGE-BACKED SECURITIES
                  (Amortized Cost $6,572)                    $        6,594

                  FIXED RATE U.S. GOVERNMENT AGENCY
                  MORTGAGE-BACKED SECURITIES -- 13.1%
$      1,121      FNMA #1997-42H, 7.00%, 12/17/19
------------      (Amortized Cost $1,141)                    $        1,132
                                                             --------------
                  U.S. GOVERNMENT AGENCY ISSUES -- 11.3%
$        979      FNMA Discount Notes, 10/01/99
------------      (Amortized Cost $979)                      $          979
                                                             --------------
$      8,564      TOTAL INVESTMENT SECURITIES -- 100.5%
============      (Amortized Cost $8,692)                    $        8,705

                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)       (45)
                                                             --------------
                  NET ASSETS -- 100.0%                       $        8,660
                                                             --------------


See accompanying notes to portfolios of investments and notes to financial statements.
                                                    Countrywide Investments - 33

NOTES TO PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
A.  REPURCHASE AGREEMENTS
Repurchase agreements are fully collateralized by U.S. Government obligations.

B.  FLOATING RATE NOTES
A floating rate note is a security whose terms provide for the periodic readjustment of its interest rate whenever a specified interest rate index changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity dates.

C. VARIABLE RATE DEMAND NOTES
A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity dates.

D. ADJUSTABLE RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES Adjustable rate U.S. Government agency mortgage-backed securities are mortgage-related securities created from pools of adjustable rate mortgages which are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Such adjustable rate mortgage securities have interest rates that reset at periodic intervals based on a specified interest rate index. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity date.

PORTFOLIO ABBREVIATIONS:
COP - Certificate of Participation
EDR - Economic Development Revenue
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FRMC - Federal Agricultural Mortgage Corporation
GNMA - Government National Mortgage Association
HFA - Housing Finance Authority
IDA - Industrial Development Authority
IDR - Industrial Development Revenue
RFCO - Resolution Funding Corporation
SBA - Small Business Administration
SLMA - Student Loan Marketing Association
STRIPS - Separate Trading of Registered Interest and Principal of Securities


34 - Countrywide Investments

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


ARTHUR ANDERSEN LLP


To the Shareholders and Board of Trustees of Countrywide Investment Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of Countrywide Investment Trust (a Massachusetts business trust) (comprising, respectively, the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Intermediate Bond Fund, and the Money Market Fund) as of September 30, 1999, and
(i) for the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, and the Adjustable Rate U.S. Government Securities Fund, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon and (ii) for the Intermediate Bond Fund and the Money Market Fund the related statements of operations for the year ended September 30, 1999, the statements of changes in net assets for the year ended September 30, 1999 and 1998, and the financial highlights for the year ended September 30, 1999, September 30, 1998, the one-month period ended September 30, 1997 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Intermediate Bond Fund and the Money Market Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Countrywide Investment Trust as of September 30, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

/S/ARTHUR ANDERSEN LLP
Cincinnati, Ohio,
October 27, 1999



                                                    Countrywide Investments - 35

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 27, 1999
--------------------------------------------------------------------------------
On October 27, 1999, a Special Meeting of Shareholders of Countrywide Investment Trust (the Trust) was held (1) to approve or disapprove new investment advisory agreements with Countrywide Investments, Inc., (2) to elect nine trustees and
(3) to ratify or reject the selection of Arthur Andersen LLP as the Trust's independent public accountants for the fiscal year ending September 30, 1999. The total number of shares of the Trust present by proxy represented 71.0% of the shares entitled to vote at the meeting. Each of the matters submitted to shareholders was approved.

The results of the voting for or against the approval of the new investment advisory agreements by each Fund was as follows:

----------------------------------------------------------------------------------------
                                                           NUMBER OF SHARES
                                       -------------------------------------------------
                                              FOR             AGAINST           ABSTAIN
----------------------------------------------------------------------------------------
Short Term Government Income Fund       72,836,904.320      286,367.840      734,314.720
Institutional Government Income Fund    41,605,539.090        4,381.000      109,630.000
Money Market Fund                       14,514,612.020       23,969.180      350,416.280
Intermediate Bond Fund                   1,091,218.018          307.360       15,433.220
Intermediate Term
   Government Income Fund                2,440,232.201        7,260.051       15,378.104
Adjustable Rate U.S. Government
   Securities Fund                         454,113.683        4,696.673        2,503.947
----------------------------------------------------------------------------------------


The results of the voting for the election of trustees was as follows:
----------------------------------------------------------------------------------------
                                                              Withhold
Nominees                                 For Election         Authority         Status
----------------------------------------------------------------------------------------
William O. Coleman                    134,157,859.548       339,418.159      New Trustee
Phillip R. Cox                        134,158,024.888       339,252.819      New Trustee
H. Jerome Lerner                      134,156,259.548       341,018.159        Incumbent
Robert H. Leshner                     134,157,859.548       339,418.159        Incumbent
Jill T. McGruder                      134,087,307.318       409,970.389      New Trustee
Oscar P. Robertson                    133,840,125.822       657,151.885        Incumbent
Nelson Schwab, Jr.                    134,001,063.367       496,214.340      New Trustee
Robert E. Stautberg                   134,137,874.548       359,403.159      New Trustee
Joseph S. Stern, Jr.                  134,024,040.715       473,236.992      New Trustee
----------------------------------------------------------------------------------------

The results of the voting for or against the ratification of Arthur Andersen LLP as independent public accountants by each Fund was as follows:
----------------------------------------------------------------------------------------
                                                            NUMBER OF SHARES
                                       -------------------------------------------------
                                              FOR             AGAINST           ABSTAIN
----------------------------------------------------------------------------------------
Short Term Government Income Fund      73,092,196.420       99,972.790       665,417.670
Institutional Government Income Fund   41,601,925.090       11,452.000       106,173.000
Money Market Fund                      14,628,812.900          517.810       259,666.770
Intermediate Bond Fund                  1,106,774.674               --           183.924
Intermediate Term
   Government Income Fund               2,451,133.555          736.839        10,999.962
Adjustable Rate U.S. Government
   Securities Fund                        453,814.109        4,780.059         2,720.135
----------------------------------------------------------------------------------------


36 - Countrywide Investments

PART C.         OTHER INFORMATION
------          -----------------
Item 23.          Exhibits
-------           --------


    (a)(i)           ARTICLES OF INCORPORATION
                     Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

       (ii) Amendment No. 1, dated December 8, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

       (iii) Amendment No. 2, dated January 31, 1995, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

       (iv) Amendment No. 3, dated February 28, 1997, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, is hereby incorporated by reference.

    (b)(i)           BYLAWS
                     Registrant's Bylaws, as amended, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, are hereby incorporated by reference.

       (ii) Amendment to Bylaws adopted on January 10, 1984, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, are hereby incorporated by reference.


     (c)             INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS

                     Article IV Of Registrant's Restated Agreement and Declaration of Trust provides the following rights for security holders:

                     LIQUIDATION.   In event of the liquidation or
                     dissolution of the Trust, the Shareholders of each Series that has been established and designated shall be entitled to receive, as a Series, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series. The assets so distributable to the Shareholders of any particular Series shall be distributed among such Shareholders in proportion to the number of Shares of that Series held by them and recorded on the books of the Trust.

                     VOTING. All shares of all Series shall have "equal voting rights" as such term is defined in the Investment Company Act of 1940 and except as otherwise provided by that Act or rules, regulations or orders promulgated thereunder. On each matter submitted to a vote of the Shareholders, all shares of each Series shall vote as a single class except as to any matter with respect to which a vote of all Series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Massachusetts Business Corporation Law if the Trust were a Massachusetts business corporation. As to any matter which does not affect the interest of a particular Series, only the holders of Shares of the one or more affected Series shall be entitled to vote.

                     REDEMPTION BY SHAREHOLDER. Each holder of Shares of a particular Series shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Shares of that Series at a redemption price equal to the net asset value per Share of that Series next determined in accordance with subsection (h) of this Section 4.2 after the Shares are properly tendered for redemption.

                     Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series to require the Trust to redeem Shares of that Series during any period or at any time when and to the extent permissible under the 1940 Act, and such redemption is conditioned upon the Trust having funds or property legally available therefor.

                     TRANSFER. All Shares of each particular Series shall be transferable, but transfers of Shares of a particular Series will be recorded on the Share transfer records of the Trust applicable to that Series only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series and at such other times as may be permitted by the Trustees.

                     Article V of Registrant's Restated Agreement and Declaration of Trust provides the following rights for security holders:

                     VOTING POWERS. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in Sections 7.1 and 7.2,
                     (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3,
                     (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and
                     (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) in any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of any Trustee or Trustees. Shares may be voted in person or by proxy.

      (d)            INVESTMENT ADVISORY CONTRACTS

         (i) Registrant's Management Agreement with Countrywide Investments, Inc. for the Short Term Government Income Fund is filed herewith.

         (ii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Intermediate Term Government Income Fund is filed herewith.

         (iii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Institutional Government Income Fund is filed herewith.

         (iv) Registrant's Management Agreement with Countrywide Investments, Inc. for the Adjustable Rate U.S. Government Securities Fund is filed herewith.

         (v) Registrant's Management Agreement with Countrywide Investments, Inc. for the Money Market Fund is filed herewith.

        (vi) Registrant's Management Agreement with Countrywide Investments, Inc. for the Intermediate Bond Fund is filed herewith.

     (e)           UNDERWRITING CONTRACTS
         (i) Registrant's Underwriting Agreement with Countrywide Investments, Inc. is filed herewith.

         (ii) Form of Underwriter's Dealer Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, is hereby incorporated by reference.

      (f)          BONUS OR PROFIT SHARING CONTRACTS
                   None.

      (g)          CUSTODIAN AGREEMENTS
                   Custody Agreement with The Fifth Third Bank which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

      (h)          OTHER MATERIAL CONTRACTS
          (i) Registrant's Accounting and Pricing Services Agreement with Countrywide Fund Services, Inc. is filed herewith.

         (ii) Registrant's Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc. is filed herewith.

         (iii) Administration Agreement between Countrywide Investments, Inc. and Countrywide Fund Services, Inc. is filed herewith.

      (i)         LEGAL OPINION
                  Opinion and Consent of Counsel, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

      (j)         OTHER OPINIONS
                  Consent of  Independent  Auditors  is filed  herewith.

      (k)         OMITTED FINANCIAL STATEMENTS
                  None.

      (l)         INITIAL CAPITAL AGREEMENTS
                  None.


      (m)         RULE 12B-1 PLAN
           (i) Registrant's Plans of Distribution Pursuant to Rule 12b-1 are filed herewith.

           (ii) Form of Sales Agreement for Money Market Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

          (iii) Form of Administration Agreement for the administration of shareholder accounts, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 67, is hereby incorporated by reference.

      (n)         FINANCIAL DATA SCHEDULE
                  Financial Data Schedules were filed as Exhibits to Registrant's Form N-SAR filing.

      (o)         RULE 18f-3 PLAN
                  Amended Rule 18f-3 Plan Adopted with Respect to the Multiple Class Distribution System, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65, is hereby incorporated by reference.

     (p)          CODE OF ETHICS
           (i)    Registrant's Code of Ethics is filed herewith.
           (ii) Code of Ethics for Countrywide Investments, Inc. is filed herewith.

Item 24.          Persons Controlled by or Under Common Control with the
-------           Registrant
                  -------------------------------------------------------
                  None


Item 25.          INDEMNIFICATION
-------           ---------------
         (a)      Article  VI  of  the Registrant's  Restated   Agreement  and
                  Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  Section 6.4 Indemnification of Trustees, Officers, etc.
                  ----------- ------------------------------------------
                  The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, and including persons who served as directors or officers of Midwest Income Investment Company (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless
                  (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

                  Section 6.5  Advances of Expenses.
                  -----------  --------------------
                  The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                  Section 6.6  Indemnification Not Exclusive, etc.
                  -----------  -----------------------------------
                  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Trust" shall include Midwest Income Investment Company, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         (b) The Registrant maintains a mutual fund advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                  The Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by the Adviser in defending a proceeding, upon the undertaking by or on behalf of the Adviser to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification.

                  The Underwriting Agreement with the Adviser provides that the Adviser, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of the Adviser's duties or from the reckless disregard by any of such persons of the Adviser's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT
-------           ADVISER
                  ------------------------------------------------
                  A. Countrywide Investments, Inc. (the "Adviser") is a registered investment adviser providing investment advisory services to the Registrant. The Adviser acts as the investment adviser to four series of Countrywide Strategic Trust and six series of Countrywide Tax-Free Trust, both of which are registered investment companies. The Adviser acts as the subadviser to the Huntington Florida Tax-Free Money Fund series of The Huntington Funds. The Adviser provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

                      The following list sets forth the business and other connections of the directors and executive officers of the Adviser. Unless otherwise noted with an asterisk(*), the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

                       *The  address of each  corporation  is 411 Pike Street,
                        Cincinnati, Ohio 45202.

            (1)      Robert H.  Leshner - President  and a Director of the
                     Adviser.

                     (a) President and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

                     (b) President and a Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

            (2)      Jill T. McGruder - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Capital Analysts Incorporated, 3 Radnor Corporate Center, Radnor, PA, an investment adviser and broker-dealer.

                     (b) President, Chief Executive Officer and a Director of IFS Financial Services, Inc.*, a holding company, Touchstone Advisors, Inc.*, an investment adviser and Touchstone Securities, Inc.*, a broker-dealer.

                     (c) President and a Director of IFS Agency Services, Inc.*, an insurance agency, IFS Insurance Agency, Inc.*, an insurance agency and IFS Systems, Inc.*, an information systems provider.

                     (d) Senior Vice President of The Western-Southern Life Insurance Company, 400 Broadway, Cincinnati, Ohio, an insurance company.

                     (e) A Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

           (3)      William F. Ledwin - A Director of the Adviser.

                     (a)      A   Director   of   Countrywide    Financial
                              Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Touchstone Advisors, Inc.*, IFS Agency Services, Inc.*, Capital Analysts Incorporated, 3 Radnor Corporate Center, Radnor, PA., IFS Insurance Agency, Inc.*, Touchstone Securities, Inc.*, IFS Financial Services, Inc.*, IFS Systems, Inc.* and Eagle Realty Group, Inc., 421 East Fourth Street, a real estate brokerage and management service provider.

                     (b) President and a Director of Fort Washington Investment Advisors, Inc., 420 E. Fourth Street, Cincinnati, OH., an investment adviser.

                     (c) Vice President and Chief Investment Officer of Columbus Life Insurance Company, 400 East Fourth Street, Cincinnati, OH., a life insurance company.

                     (d) Senior Vice President and Chief Investment Officer of The Western-Southern Life Insurance Company.

            (4) William E. Hortz - Executive Vice President and Director of Sales of the Adviser.

                     (a) Vice President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust

                     (b) Executive Vice President of Countrywide Financial Services, Inc.

                     (c)      President of Peregrine Asset Management (USA),
                              4 Embarcadero Center, San Francisco, California, 94111, an investment adviser, until 1998.

            (5) Maryellen Peretzky - Senior Vice President, Chief Operating Officer and Secretary of the Adviser.

                     (a) Vice President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust

                     (b) Senior Vice President and Secretary of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

                     (c) Assistant Secretary of The Gannett Welsh & Kotler Funds and Firsthand Funds.

             (6) John J. Goetz - First Vice President and Chief Investment Officer- Tax-Free Fixed Income of the Adviser.

             (7) Susan F. Flischel - First Vice President and Chief Investment Officer - Equity of the Adviser

             (8) Sharon L. Karp - First Vice President-Marketing of the Adviser.

             (9) Terrie A. Wiedenheft - First Vice President, Chief Financial Officer and Treasurer of the Adviser.

                     (a) First Vice President, Chief Financial Officer and Treasurer of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

            (10) Scott Weston - Assistant Vice President-Investments of the Adviser.

            (11) Charles E. Stutenroth IV - Vice President and Senior Portfolio Manager of the Adviser.

                     (a) Vice President and Senior Portfolio Manager of Fort Washington Investment Advisors, Inc., 420 East Fourth Street, Cincinnati, Ohio

                     (b) Senior Vice President and Portfolio Manager of Bank of America Investment Management, Charlotte North Carolina until 1999.

           (12) John C. Holden - Vice President and Senior Portfolio Manager of the Adviser.

                     (a) Vice President and Senior Portfolio Manager of Fort Washington Investment Advisors, Inc., 420 East Fourth Street, Cincinnati, Ohio

          (13) William H. Bunn - Assistant Vice President and Portfolio Manager of the Adviser.

                     (a) Securities Analyst for Fort Washington Investment Advisors, Inc., 420 East Fourth Street, Cincinnati, Ohio

Item 27        Principal Underwriters
-------        ----------------------
                  (a) Countrywide Investments, Inc. also acts as underwriter for Countrywide Strategic Trust and Countrywide Investment Trust. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

                           *The address is 411 Pike Street, Cincinnati, Ohio, 45202.

                                                  POSITION           POSITION
                                                    WITH                WITH
                  (b)      NAME                   UNDERWRITER        REGISTRANT
                           -----                  -----------        ----------
                           Robert H. Leshner        President         President/
                                                    and Director      Trustee

                    *      Jill T. McGruder         Director          None

                    *      William F. Ledwin        Director          None


                           Maryellen Peretzky       Senior Vice       Vice
                                                    President &       President
                                                    Secretary

                           William E. Hortz         Executive Vice    Vice
                                                    President &       President
                                                    Director of Sales

                           John J. Goetz            First Vice        None
                                                    President and
                                                    Chief
                                                    Investment
                                                    Officer - Tax-Free
                                                    Fixed Income

                           Susan F. Flischel        First Vice        None
                                                    President &
                                                    Chief Investment
                                                    Officer - Equity

                           Sharon L. Karp           First Vice        None
                                                    President-
                                                    Marketing

                           Terrie A. Wiedenheft     First Vice        None
                                                    President
                                                    & Treasurer

                           Scott Weston             Assistant Vice    None
                                                    President-
                                                    Investments

            (c)     None

Item 28.            LOCATION OF ACCOUNTS AND RECORDS
-------             --------------------------------
                     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 29.            MANAGEMENT SERVICES NOT DISCUSSED IN PART A OR PART B
-------             -----------------------------------------------------
                     None.

Item 30.            UNDERTAKINGS
-------             ------------


           (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of Trust of the Registrant or the Bylaws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or
                    controlling   person   of  the   Registrant   in  the
                    successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling
                    person  in  connection  with  the  securities   being
                    registered,   the  Registrant  will,  unless  in  the
                    opinion of its counsel the matter has been settled by
                    controlling   precedent,   submit   to  a  court   of
                    appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            (b) Within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

                       (i) provide such  Petitioning  Shareholders  with
                    access to a list of the names and addresses of all shareholders of the Registrant; or

                       (ii) inform such Petitioning  Shareholders of the
                    approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on the 3rd day of December, 1999.

                                             COUNTRYWIDE INVESTMENT TRUST

                                                 /s/ Robert H. Leshner
                                              By:---------------------------
                                                 Robert H. Leshner
                                                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 3rd day of December, 1999.



/s/ Robert H. Leshner
---------------------                    President
ROBERT H. LESHNER                        and Trustee


/s/ Theresa M. Samocki
----------------------                   Treasurer
THERESA M. SAMOCKI


/s/  WILLIAM O. COLEMAN                  Trustee
-----------------------

/s/  PHILLIP R. COX                      Trustee
----------------------

/s/ H. JEROME LERNER                     Trustee
----------------------

/s/ JILL T. MCGRUDER                     Trustee
----------------------

/s/ OSCAR P. ROBERTSON                   Trustee
-----------------------

/s/ NELSON SCHWAB, JR.                   Trustee
-----------------------

/s/ ROBERT E. STAUTBERG                  Trustee
------------------------

/s/ JOSEPH S. STERN, JR.                 Trustee
------------------------